Incentive Life Plus(TM) (94-300)
Champion 2000(TM)(90-400)                           Issued by
Incentive Life 2000(TM)(90-300)                     EQUITABLE VARIABLE
Survivorship 2000(TM)(92-500)                       LIFE INSURANCE COMPANY
Incentive Life(TM)(85-300 & 88-300)
SP-Flex(TM)(87-500)
The Champion(TM)(85-11)
SP-1(TM)(85-09)
Basic Policy(TM)(85-01)
Expanded Policy(TM)(85-02)




                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 28, 1996

This supplement updates the Prospectus you received for your variable life insurance policy, as previously supplemented. Please read this supplement carefully. This supplement should be attached to your Prospectus and you should retain both for future reference. Terms used in this supplement have the same meaning as in the Prospectus.

TELEPHONE TRANSFERS. Effective immediately, we are extending the deadline for making telephone transfers to 4:00 p.m. Eastern Time. All other conditions for making telephone transfers remain unchanged.




                                                                          VM-516
--------------------------------------------------------------------------------
            This Supplement Should be Retained for Future Reference.

                                 Copyright 1996
                    Equitable Variable Life Insurance Company
                              All rights reserved.
37431

                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP
                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1995

             Champion 2000(TM)                   Survivorship 2000(TM)
         Incentive Life 2000(TM)                 Incentive Life Plus(TM)
                 SP-Flex(TM)                       Incentive Life(TM)


                                    Issued By
                               EQUITABLE VARIABLE
                             LIFE INSURANCE COMPANY

                          Principal Office Located at:
                               787 Seventh Avenue
                               New York, NY 10019
VM 501
--------------------------------------------------------------------------------
                             THE HUDSON RIVER TRUST
                          PROSPECTUS DATED MAY 1, 1995







HRT 103 (5/95)
--------------------------------------------------------------------------------

                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP

INCENTIVE LIFE PLUS (94300)
CHAMPION 2000(TM) (90400)                             ISSUED BY
INCENTIVE LIFE 2000(TM) (90300)                       EQUITABLE VARIABLE
SURVIVORSHIP 2000(TM) (92500)                         LIFE INSURANCE COMPANY
INCENTIVE LIFE(TM) (85-300 & 88300)
SP-FLEX(TM) (87500)
                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1995
INTRODUCTION. This Supplement updates certain information contained in the prospectuses for:

      o INCENTIVE LIFE PLUS dated December 19, 1994, as previously supplemented;

      o CHAMPION 2000 dated May 1, 1994, May 1, 1993, and November 27, 1991, as previously supplemented;

      o INCENTIVE LIFE 2000 dated May 1, 1994, May 1, 1993, and November 27, 1991, as previously supplemented;

      o SURVIVORSHIP 2000 dated May 1, 1994, May 1, 1993, and August 18, 1992, as previously supplemented;

      o INCENTIVE LIFE dated May 1, 1994, May 1, 1993, February 27, 1991, May 1, 1990 and August 29, 1989, each as previously supplemented; and

      o SP-FLEX dated September 30, 1987 and August 24, 1987, each as previously supplemented.

Please read this Supplement carefully. You should attach this Supplement to your prospectus and any supplements thereto (which are listed in Appendix A) and retain them for future reference. Equitable Variable Life Insurance Company (Equitable Variable) will send you an additional copy of any prospectus or supplement, without charge, on written request.

HUDSON RIVER TRUST INVESTMENT POLICIES. Net premiums can be allocated to the investment divisions of our Separate Account FP or to the Guaranteed Interest Division (except for SP-Flex policyowners). From now on, we will refer to the Guaranteed Interest Division as the Guaranteed Interest Account and to divisions of Separate Account FP as "Funds." The funds of Separate Account FP in turn invest those net premiums in corresponding portfolios of The Hudson River Trust, a mutual fund. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. The policies and objectives of the Trust's portfolios are as follows:

--------------------------------------------------------------------------------

   PORTFOLIO                     INVESTMENT POLICY                                     OBJECTIVE
   ---------                     -----------------                                     ---------

   MONEY MARKET............      Primarily high quality short-term money market        High  level  of  current  income  while
                                 instruments.                                          preserving   assets   and   maintaining
                                                                                       liquidity.


   INTERMEDIATE............      Primarily  debt  securities  issued or guaranteed     High  current  income  consistent  with
   GOVERNMENT                    by  the  U.S.   Government,   its   agencies  and     relative stability of principal.
   SECURITIES                    instrumentalities.  Each  investment  will have a
                                 final  maturity  of not  more  than 10 years or a
                                 duration   not   exceeding   that  of  a  10-year
                                 Treasury note.


   QUALITY BOND............      Primarily     investment    grade    fixed-income     High  current  income  consistent  with
                                 securities.                                           preservation of capital.


   HIGH YIELD..............      Primarily  a  diversified   mix  of  high  yield,     High  return  by   maximizing   current
                                 fixed-income    securities    involving   greater     income  and,  to the extent  consistent
                                 volatility  of price  and risk of  principal  and     with that objective, capital appreciation.
                                 income    than    high    quality    fixed-income
                                 securities.  The  medium and lower  quality  debt
                                 securities  in which the Portfolio may invest are
                                 know as "junk bonds."


   GROWTH & INCOME.........      Primarily    common    stocks   and    securities     High return  through a  combination  of
                                 convertible into common stocks.                       current income and capital appreciation.


   EQUITY INDEX............      Selected securities in the S&P's 500 Index (the       Total return performance  (before trust
                                 "Index") which the adviser believes will, in the      expenses)   that    approximates    the
                                 aggregate,  approximate the  performance  results     investment  performance  of the  Index
                                 of the Index.                                         (including  reinvestment  of dividends)
                                                                                       at a risk  level  consist  with that of
                                                                                       the Index
-----------------------------------------------------------------------------------------------------------------------------------

THIS SUPPLEMENT SHOULD BE RETAINED FOR FURTHER REFERENCE. THE CURRENT HUDSON RIVER TRUST PROSPECTUS IS ATTACHED.

VM 501
  Copyright 1995 Equitable Variable Life Insurance Company. All rights reserved.

-----------------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO                     INVESTMENT                                           OBJECTIVE
   ---------                     ----------                                           ---------
   COMMON STOCK...............   Primarily  common  stock and other  equity-type       Long-term growth of capital and
                                 instruments.                                          increasing income.


   GLOBAL.....................   Primarily   equity   securities  of  non-United       Long-term growth of capital.
                                 States as well as United States companies.


   INTERNATIONAL..............   Primarily    equity     securities     selected       Long-term growth of captial.
                                 principally   to   permit    participation   in
                                 non-United  States companies with prospects for
                                 growth.


   AGGRESSIVE STOCK...........   Primarily  common stocks and other  equity-type       Long-term growth of capital.
                                 securities  issued by medium and other  smaller
                                 sized companies with strong growth potential.


   ASSET ALLOCATION SERIES:


   CONSERVATIVE...............   Diversified     mix     of     publicly-traded,       High  total  return  without,  in  the
   INVESTORS                     fixed-income and equity  securities;  asset mix       adviser's   opinion,   undue  risk  to
                                 and  security  selection  are  primarily  based       prinicipal.
                                 upon  factors  expected  to  reduce  risk.  The
                                 Portfolio   is   generally   expected  to  hold
                                 approxiamtely   70%  of  its  assets  in  fixed
                                 income securiites and 30% in equity securities.

   BALANCED...................   Primarily common stocks,  publicly-traded  debt       High return  through a combination  of
                                 securities   and  high  quality   money  market       current     income     and     capital
                                 instruments.   The   Portfolio   is   generally       appreciation.
                                 expected  to hold 50% of its  assets  in equity
                                 securities and 50% in fixed income securities.


   GROWTH INVESTORS...........   Diverisfied     mix     of     publicly-traded,       High total return  consistent with the
                                 fixed-income and equity  securities;  asset mix       adviser's  determination of reasonable
                                 and  securitiy  selection  based  upon  factors       risk.
                                 expected  to  increase   possibility   of  high
                                 long-term  return.  The  Portfolio is generally
                                 expected  to  hold  approximately  70%  of  its
                                 assets  in equity  securities  and 30% in fixed
                                 income securities.
-----------------------------------------------------------------------------------------------------------------------------------

EQUITABLE VARIABLE. The information under the heading EQUITABLE VARIABLE is updated as follows: Equitable Variable was organized in 1972 in New York State as a stock life insurance company. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. At December 31, 1994, we had approximately $125.8 billion face amount of variable life insurance in force.

EQUITABLE. The information under the heading OUR PARENT, EQUITABLE is updated as follows: Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA beneficially owns 60.5% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company, Equitable and their subsidiaries. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies. Equitable, the Holding Company and their subsidiaries managed approximately $174.5 billion in assets as of December 31, 1994.

THE TRUST'S INVESTMENT ADVISER. The information about Alliance Capital Management L.P., the Trust's investment adviser, is updated as follows: As of December 31, 1994, Alliance was managing approximately $121.3 billion in assets. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.

For your convenience, we are restating that the advisory fee, payable by the Trust to Alliance, is based on the following annual percentages of the value of each portfolio's daily average net assets:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               DAILY AVERAGE NET ASSETS
                                                                                     ---------------------------------------------
                                                                                         FIRST            NEXT           OVER
   PORTFOLIO                                                                         $350 MILLION     $400 MILLION   $750 MILLION
   ---------                                                                         ------------     ------------   ------------
   Common Stock, Money Market and Balanced......................................        .400%           .375%            .350%
   Aggressive Stock and Intermediate Government Securities......................        .500%           .475%            .450%
   High Yield, Global, Conservative Investors and
     Growth Investors...........................................................        .550%           .525%            .500%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         FIRST            NEXT           OVER
   PORTFOLIO                                                                         $500 MILLION     $500 MILLION    $1 BILLION
   ---------                                                                         ------------     ------------    ----------
   Quality Bond and Growth & Income.............................................        .550%            .525%           .500%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         FIRST            NEXT           OVER
   PORTFOLIO                                                                         $750 MILLION     $750 MILLION   $1.5 BILLION
   ---------                                                                         ------------     ------------   ------------
   Equity Index.................................................................        .350%            .300%           .250%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         FIRST            NEXT           OVER
   PORTFOLIO                                                                         $500 MILLION      $1 BILLION    $1.5 BILLION
   ---------                                                                         ------------      ----------    ------------
   International................................................................        .900%            .850%           .800%

------------------------------------------------------------------------------------------------------------------------------------

TAX CHANGES. The United States Congress may in the future enact legislation that could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effect regardless of the date of enactment. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you, the insured person or your beneficiary. These laws may change from time to time without notice.

The discussion of the tax effects contained in your prospectus or supplements is based on our current understanding of Federal income tax laws as currently interpreted as they apply to U.S. resident individual taxpayers. This discussion should not be considered tax advice. We suggest you consult your legal or tax adviser.

DISTRIBUTION. Equico Securities, Inc. ("Equico"), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Trust under a Distribution
Agreement. Equico is also the distributor of our variable life insurance policies and Equitable's variable annuity contracts under a Distribution and Servicing Agreement. Equico is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Equico's principal business address is 1755 Broadway, New York, N.Y. 10019. Equico is paid a fee for its services as distributor of our policies. For 1994, Equico was paid a fee of $216,920 for its services under the Distribution and Servicing Agreement.

The amounts paid and accrued to Equitable by us under our sales and services agreements with Equitable totalled approximately $380.50 million in 1994, $355.7 million in 1993 and $374.9 million in 1992.

MANAGEMENT. A list of our directors and principal officers and a brief statement of their business experience for the past five years is contained in Appendix B.

LONG-TERM MARKET TRENDS. Appendix C to this Supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long-term results.

FINANCIAL STATEMENTS. The financial statements of Equitable Variable included in this supplement have been audited for the years ended December 31, 1994 and 1993, by Price Waterhouse LLP, and for the year ended December 31, 1992 by Deloitte & Touche LLP, as stated in their respective reports. The financial statements of Equitable Variable for the years ended December 31, 1994 and 1993 included in this supplement have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Variable for the year ended December 31, 1992 included in this supplement have been so included in reliance on the report of Deloitte & Touche LLP, independent accountants, given upon the authority of such firm as experts in accounting and auditing. The financial statements of the Separate Account have been previously provided to you by the prospectus supplement dated February 14, 1995.

The financial statements of Equitable Variable included in this supplement should be considered only as bearing upon the ability of Equitable Variable to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the investment funds of the Separate Account.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1994



                                                    INTERMEDIATE
                                        MONEY        GOVERNMENT        HIGH                             COMMON         EQUITY
                                        MARKET       SECURITIES       YIELD           BALANCED          STOCK          INDEX
                                       DIVISION       DIVISION       DIVISION         DIVISION         DIVISION       DIVISION
                                     ------------    -----------    -----------     ------------     ------------    -----------
ASSETS
Investments in shares of The
   Hudson River Trust -- at
   market value (Notes 2 and 9)
Cost: $138,079,624 ..............    $138,112,384
        31,003,727 ..............                    $28,266,864
        50,877,692 ..............                                   $50,004,589
       341,928,746 ..............                                                   $339,049,871
       814,398,039 ..............                                                                    $812,349,390
        31,724,933 ..............                                                                                    $31,325,647
Receivable (payable) for
   policy related
   transactions .................       4,109,267         49,140        (10,836)         (18,276)         622,866         21,063
                                     ------------    -----------    -----------     ------------     ------------    -----------
Total Assets ....................     142,221,651     28,316,004     49,993,753      339,031,595      812,972,256     31,346,710
                                     ------------    -----------    -----------     ------------     ------------    -----------
LIABILITIES
Payable (receivable) for
   purchases (sales) of shares of
   The Hudson River Trust .......       3,997,965         52,945         15,230          122,383          705,098         21,172
Amount retained by Equitable
   Variable in Separate Account
   FP (Note 6) ..................         727,601        608,984        523,622          493,647        1,260,957        200,135
                                     ------------    -----------    -----------     ------------     ------------    -----------
Total Liabilities ...............       4,725,566        661,929        538,852          616,030        1,966,055        221,307
                                     ------------    -----------    -----------     ------------     ------------    -----------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS ..............    $137,496,085    $27,654,075    $49,454,901     $338,415,565     $811,006,201    $31,125,403
                                     ============    ===========    ===========     ============     ============    ===========

See Notes to Financial Statements.


                                                                                                        ASSET ALLOCATION SERIES
                                                                                                      ----------------------------
                                                       AGGRESSIVE       GROWTH &       QUALITY         CONSERVATIVE       GROWTH
                                         GLOBAL          STOCK           INCOME          BOND           INVESTORS       INVESTORS
                                        DIVISION        DIVISION        DIVISION       DIVISION          DIVISION        DIVISION
                                      ------------    ------------     ----------    ------------     ------------    ------------
ASSETS
Investments in shares of The
   Hudson River Trust -- at
   market value (Notes 2 and 9)
Cost: $239,147,145 ..............     $242,277,425
       325,633,174 ..............                     $356,394,492
         7,040,082 ..............                                      $6,898,497
       137,464,263 ..............                                                    $121,943,063
       139,172,881 ..............                                                                     $130,405,184
       368,555,840 ..............                                                                                     $367,785,147
Receivable (payable) for
   policy related
   transactions .................          693,092      (1,580,927)       191,538          (6,487)         102,625         410,514
                                      ------------    ------------     ----------    ------------     ------------    ------------
Total Assets ....................      242,970,517     354,813,565      7,090,035     121,936,576      130,507,809     368,195,661
                                      ------------    ------------     ----------    ------------     ------------    ------------
LIABILITIES
Payable (receivable) for
   purchases (sales) of shares of
   The Hudson River Trust .......          592,036      (1,539,689)       191,896          (6,195)          91,960         493,712
Amount retained by Equitable
   Variable in Separate Account
   FP (Note 6) ..................          540,010         681,389        989,756       4,706,299          475,351         482,395
                                      ------------    ------------     ----------    ------------     ------------    ------------
Total Liabilities ...............        1,132,046        (858,300)     1,181,652       4,700,104          567,311         976,107
                                      ------------    ------------     ----------    ------------     ------------    ------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS ..............     $241,838,471    $355,671,865     $5,908,383    $117,236,472     $129,940,498    $367,219,554
                                      ============    ============     ==========    ============     ============    ============

See Notes to Financial Statements.




                                     FSA-1

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,


                                                                      MONEY MARKET DIVISION
                                                             ----------------------------------------
                                                                1994           1993           1992
                                                             ----------     ----------     ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $5,368,883     $4,163,389     $4,686,996
   Expenses (Note 3):
     Mortality and expense risk charges .................       826,379        834,113        778,018
                                                             ----------     ----------     ----------
NET INVESTMENT INCOME ...................................     4,542,504      3,329,276      3,908,978
                                                             ----------     ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
     Realized gain (loss) on investments ................        95,530       (339,754)      (136,115)
     Realized gain distribution from
       The Hudson River Trust ...........................          --             --             --
                                                             ----------     ----------     ----------
NET REALIZED GAIN (LOSS) ................................        95,530       (339,754)      (136,115)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................       (14,267)      (224,885)      (178,161)
     End of period ......................................        32,760        (14,267)      (224,885)
                                                             ----------     ----------     ----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................        47,027        210,618        (46,724)
                                                             ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................       142,557       (129,136)      (182,839)
                                                             ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $4,685,061     $3,200,140     $3,726,139
                                                             ==========     ==========     ==========

See Notes to Financial Statements.


                                                            INTERMEDIATE GOVERNMENT SECURITIES DIVISION
                                                            --------------------------------------------
                                                               1994             1993            1992
                                                            ------------     -----------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $  5,671,984     $14,930,827     $14,839,013
   Expenses (Note 3):
     Mortality and expense risk charges .................        527,675       1,470,325       1,569,627
                                                            ------------     -----------     -----------
NET INVESTMENT INCOME ...................................      5,144,309      13,460,502      13,269,386
                                                            ------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
     Realized gain (loss) on investments ................    (10,163,976)      3,999,846        (196,985)
     Realized gain distribution from
       The Hudson River Trust ...........................           --        11,449,074       4,721,432
                                                            ------------     -----------     -----------
NET REALIZED GAIN (LOSS) ................................    (10,163,976)     15,448,920       4,524,447
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     (1,617,237)      1,966,231       6,448,937
     End of period ......................................     (2,736,863)     (1,617,237)      1,966,231
                                                            ------------     -----------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (1,119,626)     (3,583,468)     (4,482,706)
                                                            ------------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (11,283,602)     11,865,452          41,741
                                                            ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $ (6,139,293)    $25,325,954     $13,311,127
                                                            ============     ===========     ===========

See Notes to Financial Statements.


                                                                  SHORT-TERM WORLD INCOME DIVISION
                                                              ---------------------------------------
                                                                1994*         1993           1992
                                                              ---------     ---------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............     $  81,851     $ 504,768     $   687,929
   Expenses (Note 3):
     Mortality and expense risk charges .................         2,373        27,415          33,520
                                                              ---------     ---------     -----------
NET INVESTMENT INCOME ...................................        79,478       477,353         654,409
                                                              ---------     ---------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
     Realized gain (loss) on investments ................      (115,812)     (645,029)       (347,915)
     Realized gain distribution from
       The Hudson River Trust ...........................          --            --              --
                                                              ---------     ---------     -----------
NET REALIZED GAIN (LOSS) ................................      (115,812)     (645,029)       (347,915)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................       (76,633)     (676,871)         (5,422)
     End of period ......................................          --         (76,633)       (676,871)
                                                              ---------     ---------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................        76,633       600,238        (671,449)
                                                              ---------     ---------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................       (39,179)      (44,791)     (1,019,364)
                                                              ---------     ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................     $  40,299     $ 432,562     $  (364,955)
                                                              =========     =========     ===========

See Notes to Financial Statements.

*For the period January 1, 1994 through February 22, 1994 (date of substitution).




                                     FSA-2

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,



                                                                         HIGH YIELD DIVISION
                                                             ----------------------------------------
                                                                1994            1993          1992
                                                             -----------     ----------    ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $ 4,578,946     $4,488,259    $4,025,728
   Expenses (Note 3):
     Mortality and expense risk charges .................        305,522        285,992       248,485
                                                             -----------     ----------    ----------
NET INVESTMENT INCOME ...................................      4,273,424      4,202,267     3,777,243
                                                             -----------     ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................       (328,199)       107,852      (813,039)
   Realized gain distribution from
     The Hudson River Trust .............................           --        1,030,687          --
                                                             -----------     ----------    ----------
NET REALIZED GAIN (LOSS) ................................       (328,199)     1,138,539      (813,039)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................      4,734,999        763,746      (772,587)
     End of period ......................................       (873,103)     4,734,999       763,746
                                                             -----------     ----------    ----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (5,608,102)     3,971,253     1,536,333
                                                             -----------     ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     (5,936,301)     5,109,792       723,294
                                                             -----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $(1,662,877)    $9,312,059    $4,500,537
                                                             ===========     ==========    ==========

See Notes to Financial Statements.


                                                                         BALANCED DIVISION
                                                            --------------------------------------------
                                                                1994             1993          1992
                                                            ------------     -----------    ------------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $ 10,557,487     $10,062,862    $  9,484,792
   Expenses (Note 3):
     Mortality and expense risk charges .................      2,103,510       2,047,811       1,728,449
                                                            ------------     -----------    ------------
NET INVESTMENT INCOME ...................................      8,453,977       8,015,051       7,756,343
                                                            ------------     -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        858,164       1,446,919         870,777
   Realized gain distribution from
     The Hudson River Trust .............................           --        20,280,817      21,249,123
                                                            ------------     -----------    ------------
NET REALIZED GAIN (LOSS) ................................        858,164      21,727,736      22,119,900
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     37,960,661      30,072,900      68,832,284
     End of period ......................................     (2,878,875)     37,960,661      30,072,900
                                                            ------------     -----------    ------------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (40,839,536)      7,887,761     (38,759,384)
                                                            ------------     -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (39,981,372)     29,615,497     (16,639,484)
                                                            ------------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $(31,527,395)    $37,630,548    $ (8,883,141)
                                                            ============     ===========    ============

See Notes to Financial Statements.


                                                                       COMMON STOCK DIVISION
                                                            ---------------------------------------------
                                                                1994             1993            1992
                                                            ------------     ------------    ------------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $ 11,755,355     $ 10,311,886    $  8,962,566
   Expenses (Note 3):
     Mortality and expense risk charges .................      4,741,008        4,005,102       3,127,993
                                                            ------------     ------------    ------------
NET INVESTMENT INCOME ...................................      7,014,347        6,306,784       5,834,573
                                                            ------------     ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        292,144        4,176,629      (2,382,465)
   Realized gain distribution from
     The Hudson River Trust .............................     43,936,280       85,777,775      34,335,116
                                                            ------------     ------------    ------------
NET REALIZED GAIN (LOSS) ................................     44,228,424       89,954,404      31,952,651
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     71,350,568       22,647,989      46,299,874
     End of period ......................................     (2,048,649)      71,350,568      22,647,989
                                                            ------------     ------------    ------------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (73,399,217)      48,702,579     (23,651,885)
                                                            ------------     ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (29,170,793)     138,656,983       8,300,766
                                                            ------------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $(22,156,446)    $144,963,767    $ 14,135,339
                                                            ============     ============    ============

See Notes to Financial Statements.




                                     FSA-3

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,



                                                              EQUITY
                                                               INDEX
                                                             DIVISION                   GLOBAL DIVISION
                                                             ---------     -----------------------------------------
                                                               1994*          1994            1993           1992
                                                             ---------     -----------     -----------    ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $ 596,180     $ 2,768,605     $ 1,060,406    $  392,650
   Expenses (Note 3):
     Mortality and expense risk charges .................      152,789       1,211,620         466,897       216,472
                                                             ---------     -----------     -----------    ----------
NET INVESTMENT INCOME ...................................      443,391       1,556,985         593,509       176,178
                                                             ---------     -----------     -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................       (6,949)      3,347,704       1,333,766       (31,023)
   Realized gain distribution from
     The Hudson River Trust .............................      134,154       4,821,242      11,642,904       267,304
                                                             ---------     -----------     -----------    ----------
NET REALIZED GAIN (LOSS) ................................      127,205       8,168,946      12,976,670       236,281
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................         --         7,062,877       2,783,724     3,523,568
     End of period ......................................     (399,286)      3,130,280       7,062,877     2,783,724
                                                             ---------     -----------     -----------    ----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (399,286)     (3,932,597)      4,279,153      (739,844)
                                                             ---------     -----------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     (272,081)      4,236,349      17,255,823      (503,563)
                                                             ---------     -----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $ 171,310     $ 5,793,334     $17,849,332    $ (327,385)
                                                             =========     ===========     ===========    ==========

See Notes to Financial Statements.

 *Commencement of operations on April 1.


                                                                                                                 GROWTH & INCOME
                                                                    AGGRESSIVE STOCK DIVISION                       DIVISION
                                                           ----------------------------------------------     ---------------------
                                                               1994             1993             1992           1994         1993**
                                                           ------------     ------------     ------------     ---------     -------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............  $    400,102     $    766,228     $  1,550,129     $ 108,492     $ 3,394
   Expenses (Note 3):
     Mortality and expense risk charges .................     1,944,639        1,757,109        1,620,545        19,204       1,833
                                                           ------------     ------------     ------------     ---------     -------
NET INVESTMENT INCOME ...................................    (1,544,537)        (990,881)         (70,416)       89,288       1,561
                                                           ------------     ------------     ------------     ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................    (6,075,250)      35,696,507        8,236,284       (11,709)       (134)
   Realized gain distribution from
     The Hudson River Trust .............................          --         25,339,962       25,704,106          --          --
                                                           ------------     ------------     ------------     ---------     -------
NET REALIZED GAIN (LOSS) ................................    (6,075,250)      61,036,469       33,940,390       (11,709)       (134)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................    35,185,988       53,885,737       96,740,910          (904)       --
     End of period ......................................    30,761,318       35,185,988       53,885,737      (141,585)       (904)
                                                           ------------     ------------     ------------     ---------     -------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (4,424,670)     (18,699,749)     (42,855,173)     (140,681)       (904)
                                                           ------------     ------------     ------------     ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................   (10,499,920)      42,336,720       (8,914,783)     (152,390)     (1,038)
                                                           ------------     ------------     ------------     ---------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................  $(12,044,457)    $ 41,345,839     $ (8,985,199)    $ (63,102)    $   523
                                                           ============     ============     ============     =========     =======

See Notes to Financial Statements.

**Commencement of operations on October 1.




                                     FSA-4

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,



                                                                QUALITY BOND DIVISION
                                                             ----------------------------
                                                                 1994            1993*
                                                             ------------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $  8,123,722     $ 1,221,840
   Expenses (Note 3):
     Mortality and expense risk charges .................         689,178         163,308
                                                             ------------     -----------
NET INVESTMENT INCOME ...................................       7,434,544       1,058,532
                                                             ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        (410,697)           (106)
   Realized gain distribution from
     The Hudson River Trust .............................            --           130,973
                                                             ------------     -----------
NET REALIZED GAIN (LOSS) ................................        (410,697)        130,867
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................      (1,886,621)           --
     End of period ......................................     (15,521,200)     (1,886,621)
                                                             ------------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (13,634,579)     (1,886,621)
                                                             ------------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     (14,045,276)     (1,755,754)
                                                             ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $ (6,610,732)    $  (697,222)
                                                             ============     ===========

See Notes to Financial Statements.

*Commencement of operations on October 1.


                                                                     ASSET ALLOCATION SERIES
                                                            -------------------------------------------
                                                                  CONSERVATIVE INVESTORS DIVISION
                                                            -------------------------------------------
                                                                1994            1993           1992
                                                            ------------     ----------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $  6,205,574     $4,088,977     $ 3,499,270
   Expenses (Note 3):
     Mortality and expense risk charges .................        750,164        551,610         345,819
                                                            ------------     ----------     -----------
NET INVESTMENT INCOME ...................................      5,455,410      3,537,367       3,153,451
                                                            ------------     ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................       (421,502)        91,739         (10,094)
   Realized gain distribution from
     The Hudson River Trust .............................           --        4,651,717       2,200,535
                                                            ------------     ----------     -----------
NET REALIZED GAIN (LOSS) ................................       (421,502)     4,743,456       2,190,441
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................      1,915,037      2,223,612       4,140,474
     End of period ......................................     (8,767,697)     1,915,037       2,223,612
                                                            ------------     ----------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (10,682,734)      (308,575)     (1,916,862)
                                                            ------------     ----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (11,104,236)     4,434,881         273,579
                                                            ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $ (5,648,826)    $7,972,248     $ 3,427,030
                                                            ============     ==========     ===========

See Notes to Financial Statements.


                                                                      ASSET ALLOCATION SERIES
                                                            --------------------------------------------
                                                                     GROWTH INVESTORS DIVISION
                                                            --------------------------------------------
                                                                1994             1993           1992
                                                            ------------     -----------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $ 10,663,204     $ 5,922,228     $ 3,386,842
   Expenses (Note 3):
     Mortality and expense risk charges .................      1,995,747       1,274,117         670,800
                                                            ------------     -----------     -----------
NET INVESTMENT INCOME ...................................      8,667,457       4,648,111       2,716,042
                                                            ------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        241,591          52,392         187,420
   Realized gain distribution from
     The Hudson River Trust .............................           --        14,624,517       7,569,846
                                                            ------------     -----------     -----------
NET REALIZED GAIN (LOSS) ................................        241,591      14,676,909       7,757,266
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     20,567,604      12,746,740      15,687,285
     End of period ......................................       (770,693)     20,567,604      12,746,740
                                                            ------------     -----------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (21,338,297)      7,820,864      (2,940,545)
                                                            ------------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (21,096,706)     22,497,773       4,816,721
                                                            ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $(12,429,249)    $27,145,884     $ 7,532,763
                                                            ============     ===========     ===========

See Notes to Financial Statements.




                                     FSA-5

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                                    MONEY MARKET DIVISION
                                        ----------------------------------------------
                                            1994             1993             1992
                                        ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $  4,542,504     $  3,329,276     $  3,908,978
   Net realized gain (loss) ........          95,530         (339,754)        (136,115)
   Change in unrealized appreciation
     (depreciation) on investments .          47,027          210,618          (46,724)
                                        ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............       4,685,061        3,200,140        3,726,139
                                        ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........      82,536,703       64,845,505       88,068,896
   Benefits and other policy related
     transactions (Note 5)..........     (32,432,771)     (31,747,197)     (38,311,621)
   Net transfers among divisions ...     (25,466,044)     (50,510,704)     (67,793,471)
                                        ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...      24,637,888      (17,412,396)     (18,036,196)
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....         (24,067)          92,890         (203,598)
                                        ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..      29,298,882      (14,119,366)     (14,513,655)
NET ASSETS, BEGINNING OF PERIOD ....     108,197,203      122,316,569      136,830,224
                                        ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........    $137,496,085     $108,197,203     $122,316,569
                                        ============     ============     ============

See Notes to Financial Statements.


                                         INTERMEDIATE GOVERNMENT SECURITIES DIVISION
                                       ------------------------------------------------
                                           1994              1993              1992
                                       -------------     -------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $   5,144,309     $  13,460,502     $ 13,269,386
   Net realized gain (loss) ........     (10,163,976)       15,448,920        4,524,447
   Change in unrealized appreciation
     (depreciation) on investments .      (1,119,626)       (3,583,468)      (4,482,706)
                                       -------------     -------------     ------------
   Net increase (decrease)
     from operations ...............      (6,139,293)       25,325,954       13,311,127
                                       -------------     -------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........      18,915,140        26,598,113       22,081,588
   Benefits and other policy related
     transactions (Note 5)..........      (5,813,181)       (7,539,335)      (8,121,103)
   Net transfers among divisions ...    (125,116,319)     (180,916,946)      26,878,651
                                       -------------     -------------     ------------
   Net increase (decrease) from
     policy related transactions ...    (112,014,360)     (161,858,168)      40,839,136
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....          15,335           (69,330)        (127,134)
                                       -------------     -------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    (118,138,318)     (136,601,544)      54,023,129
NET ASSETS, BEGINNING OF PERIOD ....     145,792,393       282,393,937      228,370,808
                                       -------------     -------------     ------------
NET ASSETS, END OF PERIOD ..........   $  27,654,075     $ 145,792,393     $282,393,937
                                       =============     =============     ============

See Notes to Financial Statements.


                                            SHORT-TERM WORLD INCOME DIVISION
                                       -------------------------------------------
                                          1994*           1993            1992
                                       -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $    79,478     $   477,353     $   654,409
   Net realized gain (loss) ........      (115,812)       (645,029)       (347,915)
   Change in unrealized appreciation
     (depreciation) on investments .        76,633         600,238        (671,449)
                                       -----------     -----------     -----------
   Net increase (decrease)
     from operations ...............        40,299         432,562        (364,955)
                                       -----------     -----------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........        82,255       1,240,219       2,627,349
   Benefits and other policy related
     transactions (Note 5)..........      (139,016)       (822,325)     (1,006,650)
   Net transfers among divisions ...    (2,976,927)     (2,708,004)     (1,657,362)
                                       -----------     -----------     -----------
   Net increase (decrease) from
     policy related transactions ...    (3,033,688)     (2,290,110)        (36,663)
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....       (20,398)       (234,973)        149,435
                                       -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS ..    (3,013,787)     (2,092,521)       (252,183)
NET ASSETS, BEGINNING OF PERIOD ....     3,013,787       5,106,308       5,358,491
                                       -----------     -----------     -----------
NET ASSETS, END OF PERIOD ..........   $      --       $ 3,013,787     $ 5,106,308
                                       ===========     ===========     ===========

See Notes to Financial Statements.

*For the period January 1, 1994 through February 22, 1994 (date of substitution).




                                     FSA-6

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                                     HIGH YIELD DIVISION
                                        --------------------------------------------
                                           1994             1993            1992
                                        ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $  4,273,424     $ 4,202,267     $ 3,777,243
   Net realized gain (loss) ........        (328,199)      1,138,539        (813,039)
   Change in unrealized appreciation
     (depreciation) on investments .      (5,608,102)      3,971,253       1,536,333
                                        ------------     -----------     -----------
   Net increase (decrease)
     from operations ...............      (1,662,877)      9,312,059       4,500,537
                                        ------------     -----------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........      14,287,345      10,787,763       5,370,452
   Benefits and other policy related
     transactions (Note 5) .........      (7,162,537)     (5,179,424)     (3,291,125)
   Net transfers among divisions ...     (11,048,174)      1,006,671      (3,898,127)
                                        ------------     -----------     -----------
   Net increase (decrease) from
     policy related transactions ...      (3,923,366)      6,615,010      (1,818,800)
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....          16,028         (31,889)       (248,594)
                                        ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS ..      (5,570,215)     15,895,180       2,433,143
NET ASSETS, BEGINNING OF PERIOD ....      55,025,116      39,129,936      36,696,793
                                        ------------     -----------     -----------
NET ASSETS, END OF PERIOD ..........    $ 49,454,901     $55,025,116     $39,129,936
                                        ============     ===========     ===========

See Notes to Financial Statements.


                                                     BALANCED DIVISION
                                       ----------------------------------------------
                                           1994             1993             1992
                                       ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $  8,453,977     $  8,015,051     $  7,756,343
   Net realized gain (loss) ........        858,164       21,727,736       22,119,900
   Change in unrealized appreciation
     (depreciation) on investments .    (40,839,536)       7,887,761      (38,759,384)
                                       ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............    (31,527,395)      37,630,548       (8,883,141)
                                       ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........     70,116,900       67,351,402       63,379,628
   Benefits and other policy related
     transactions (Note 5) .........    (45,655,363)     (44,497,967)     (40,544,283)
   Net transfers among divisions ...    (19,954,097)      (6,834,099)       6,188,919
                                       ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...      4,507,440       16,019,336       29,024,264
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....         47,322          256,506         (357,962)
                                       ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    (26,972,633)      53,906,390       19,783,161
NET ASSETS, BEGINNING OF PERIOD ....    365,388,198      311,481,808      291,698,647
                                       ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........   $338,415,565     $365,388,198     $311,481,808
                                       ============     ============     ============

See Notes to Financial Statements.


                                                 COMMON STOCK DIVISION
                                      ----------------------------------------------
                                          1994             1993              1992
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........  $  7,014,347     $  6,306,784     $  5,834,573
   Net realized gain (loss) ........    44,228,424       89,954,404       31,952,651
   Change in unrealized appreciation
     (depreciation) on investments .   (73,399,217)      48,702,579      (23,651,885)
                                      ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............   (22,156,446)     144,963,767       14,135,339
                                      ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........   171,525,812      124,210,476      108,161,996
   Benefits and other policy related
     transactions (Note 5) .........   (93,481,219)     (77,837,895)     (67,400,166)
   Net transfers among divisions ...    19,730,410       (9,498,455)      (7,520,965)
                                      ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...    97,775,003       36,874,126       33,240,865
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....        44,948         (124,376)        (264,131)
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    75,663,505      181,713,517       47,112,073
NET ASSETS, BEGINNING OF PERIOD ....   735,342,696      553,629,179      506,517,107
                                      ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........  $811,006,201     $735,342,696     $553,629,179
                                      ============     ============     ============

See Notes to Financial Statements.




                                     FSA-7

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                           EQUITY
                                           INDEX
                                          DIVISION                    GLOBAL DIVISION
                                        -----------     ---------------------------------------------
                                           1994*            1994             1993             1992
                                        -----------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $   443,391     $  1,556,985     $    593,509     $   176,178
   Net realized gain (loss) ........        127,205        8,168,946       12,976,670         236,281
   Change in unrealized appreciation
     (depreciation) on investments .       (399,286)      (3,932,597)       4,279,153        (739,844)
                                        -----------     ------------     ------------     -----------
   Net increase (decrease)
     from operations ...............        171,310        5,793,334       17,849,332        (327,385)
                                        -----------     ------------     ------------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........        690,540       77,766,997       25,508,452      13,671,349
   Benefits and other policy related
     transactions (Note 5) .........       (472,818)     (23,371,745)      (8,931,159)     (6,376,660)
   Net transfers among divisions ...     30,736,505       47,610,957       59,544,080       2,213,524
                                        -----------     ------------     ------------     -----------
   Net increase (decrease) from
     policy related transactions ...     30,954,227      102,006,209       76,121,373       9,508,213
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....           (134)         (17,737)           4,085          10,523
                                        -----------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS ..     31,125,403      107,781,806       93,974,790       9,191,351
NET ASSETS, BEGINNING OF PERIOD ....           --        134,056,665       40,081,875      30,890,524
                                        -----------     ------------     ------------     -----------
NET ASSETS, END OF PERIOD ..........    $31,125,403     $241,838,471     $134,056,665     $40,081,875
                                        ===========     ============     ============     ===========

See Notes to Financial Statements.

 *Commencement of operations on April 1.


                                                                                              GROWTH & INCOME
                                                  AGGRESSIVE STOCK DIVISION                       DIVISION
                                       ----------------------------------------------     -----------------------
                                           1994             1993             1992            1994         1993**
                                       ------------     ------------     ------------     ----------     --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $ (1,544,537)    $   (990,881)    $    (70,416)    $   89,288     $  1,561
   Net realized gain (loss) ........     (6,075,250)      61,036,469       33,940,390        (11,709)        (134)
   Change in unrealized appreciation
     (depreciation) on investments .     (4,424,670)     (18,699,749)     (42,855,173)      (140,681)        (904)
                                       ------------     ------------     ------------     ----------     --------
   Net increase (decrease)
     from operations ...............    (12,044,457)      41,345,839       (8,985,199)       (63,102)         523
                                       ------------     ------------     ------------     ----------     --------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........    101,932,221       77,930,596       67,361,634      2,953,965      182,381
   Benefits and other policy related
     transactions (Note 5) .........    (48,604,650)     (39,462,340)     (33,003,929)      (481,430)      (6,581)
   Net transfers among divisions ...      4,346,636      (73,890,214)      12,011,802      3,033,230      279,153
                                       ------------     ------------     ------------     ----------     --------
   Net increase (decrease) from
     policy related transactions ...     57,674,207      (35,421,958)      46,369,507      5,505,765      454,953
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....         35,791           (2,220)         (34,456)         6,113        4,131
                                       ------------     ------------     ------------     ----------     --------
INCREASE (DECREASE) IN NET ASSETS ..     45,665,541        5,921,661       37,349,852      5,448,776      459,607
NET ASSETS, BEGINNING OF PERIOD ....    310,006,324      304,084,663      266,734,811        459,607         --
                                       ------------     ------------     ------------     ----------     --------
NET ASSETS, END OF PERIOD ..........   $355,671,865     $310,006,324     $304,084,663     $5,908,383     $459,607
                                       ============     ============     ============     ==========     ========

See Notes to Financial Statements.

**Commencement of operations on October 1.




                                     FSA-8

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                                                                     ASSET ALLOCATION SERIES
                                                                          ---------------------------------------------
                                            QUALITY BOND DIVISION                CONSERVATIVE INVESTORS DIVISION
                                        -----------------------------     ---------------------------------------------
                                            1994             1993*            1994             1993            1992
                                        ------------     ------------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $  7,434,544     $  1,058,532     $  5,455,410     $  3,537,367     $ 3,153,451
   Net realized gain (loss) ........        (410,697)         130,867         (421,502)       4,743,456       2,190,441
   Change in unrealized appreciation
     (depreciation) on investments .     (13,634,579)      (1,886,621)     (10,682,734)        (308,575)     (1,916,862)
                                        ------------     ------------     ------------     ------------     -----------
   Net increase (decrease)
     from operations ...............      (6,610,732)        (697,222)      (5,648,826)       7,972,248       3,427,030
                                        ------------     ------------     ------------     ------------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........        (850,240)         181,283       48,492,315       43,782,002      22,620,423
   Benefits and other policy related
     transactions (Note 5) .........      (2,891,278)        (441,626)     (21,612,430)     (17,644,077)     (9,193,400)
   Net transfers among divisions ...      25,765,197      100,786,909       (2,076,793)       6,165,330       6,845,573
                                        ------------     ------------     ------------     ------------     -----------
   Net increase (decrease) from
     policy related transactions ...      23,724,159      100,526,566       24,803,092       32,303,255      20,272,596
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE
   IN SEPARATE ACCOUNT FP (Note 6) .         255,654           38,047           22,600           18,535        (201,980)
                                        ------------     ------------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS ..      17,369,081       99,867,391       19,176,866       40,294,038      23,497,646
NET ASSETS, BEGINNING OF PERIOD ....      99,867,391             --        110,763,632       70,469,594      46,971,948
                                        ------------     ------------     ------------     ------------     -----------
NET ASSETS, END OF PERIOD ..........    $117,236,472     $ 99,867,391     $129,940,498     $110,763,632     $70,469,594
                                        ============     ============     ============     ============     ===========

See Notes to Financial Statements.

*Commencement of operations on October 1.


                                                 ASSET ALLOCATION SERIES
                                      ----------------------------------------------
                                                GROWTH INVESTORS DIVISION
                                      ----------------------------------------------
                                          1994             1993             1992
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........  $  8,667,457     $  4,648,111     $  2,716,042
   Net realized gain (loss) ........       241,591       14,676,909        7,757,266
   Change in unrealized appreciation
     (depreciation) on investments .   (21,338,297)       7,820,864       (2,940,545)
                                      ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............   (12,429,249)      27,145,884        7,532,763
                                      ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........   139,140,391      105,136,825       58,021,833
   Benefits and other policy related
     transactions (Note 5) .........   (54,863,821)     (36,431,873)     (20,773,734)
   Net transfers among divisions ...    20,294,785       30,908,183       21,968,817
                                      ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...   104,571,355       99,613,135       59,216,916
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE
   IN SEPARATE ACCOUNT FP (Note 6) .        15,372          (27,455)        (145,201)
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    92,157,478      126,731,564       66,604,478
NET ASSETS, BEGINNING OF PERIOD ....   275,062,076      148,330,512       81,726,034
                                      ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........  $367,219,554     $275,062,076     $148,330,512
                                      ============     ============     ============

See Notes to Financial Statements.





                                     FSA-9

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS


1. Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable), established Separate Account FP (Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twelve investment divisions: the Money Market Division, the Intermediate Government Securities Division, the High Yield Division, the Balanced Division, the Common Stock Division, the Global Division, the Aggressive Stock Division, the Conservative Investors Division, the Growth Investors Division, the Growth & Income Division, the Quality Bond Division and the Equity Index Division. The assets in each Division are invested in shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life(TM), flexible premium variable life insurance policies, Incentive Life 2000(TM), flexible premium variable life insurance policies, Champion 2000(TM), modified premium variable whole life insurance policies, Survivorship 2000(TM), flexible premium joint survivorship variable life insurance policies and SP-Flex(TM), variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. All Policies are issued by Equitable Variable. The assets of the Account are the property of Equitable Variable. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Variable may conduct.

    Under the Policies, policyowners may allocate amounts in their individual accounts to the Divisions of the Account. Some policies permit amounts to be allocated to options other than the Account. Net transfers out of the Account of $35,120,632, $125,668,098 and $4,762,639 for 1994, 1993 and 1992,
    respectively, are included in Net Transfers Among Divisions. The net assets of any Division of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Division. Additional assets are set aside in Equitable Variable's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  The significant accounting policies of the Account are as follows:

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    The operations of the Account are included in the consolidated Federal income tax return of Equitable. Under the provisions of the Policies, Equitable Variable has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Variable pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Variable retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

3. Under the Policies, Equitable Variable assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000 and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, and 0.85% for SP-Flex policyowners. Under SP-Flex, Equitable Variable also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under   Incentive  Life  and  the  Series  2000   Policies,   mortality  and
    administrative costs are charged in a different manner than SP-Flex policies (see Notes 4 and 5).

4. Before amounts are allocated to the Account for Incentive Life and the Series 2000 Policies, Equitable Variable deducts state and local premium taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. However, before any additional premiums under SP-Flex are allocated to the Account, an administrative charge is deducted.





                                     FSA-10

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5. The amounts attributable to Incentive Life and the Series 2000 policyowners' accounts are charged monthly by Equitable Variable for mortality and administrative costs. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

6. The amount retained by Equitable Variable in the Account arise principally from (1) contributions from Equitable Variable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Variable are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts retained by Equitable Variable in the Account may be transferred at any time by Equitable Variable to its General Account.

    The following table shows the surplus contributions (withdrawals) by investment division:


    INVESTMENT DIVISION                              1994              1993
    -------------------                              ----              ----

    Common Stock                                         --                --
    Money Market                                         --         $ 1,145,000
    Balanced                                             --                --
    Aggressive Stock                                     --                --
    High Yield                                           --             330,000
    Global                                               --          (6,895,000)
    Conservative Investors                               --             575,000
    Growth Investors                                     --             130,000
    Short-Term World Income                       $(5,165,329)             --
    Intermediate Government Securities                   --                --
    Growth & Income                                      --           1,000,000
    Quality Bond                                         --           5,000,000
    Equity Index                                      200,000              --
                                                  -----------       -----------
                                                  $(4,965,329)      $ 1,285,000
                                                  ===========       ===========


    There were net withdrawals of $14,970,000 by Equitable Variable in 1992.

7. Equitable Variable has entered into a Distribution and Servicing Agreement with Equitable and Equico Securities Inc. (Equico), whereby registered representatives of Equico, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable.

    Equitable Variable also has entered into an agreement with Equitable under which Equitable performs the administrative services related to the Policies, including underwriting and issuance, billings and collections, and policyowner services. There is no charge to the Account related to this agreement.

8. On February 22, 1994, Equitable Variable, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was
    $2,192,109. The 1994 Short-Term World Income Division statement of operations and statement of changes in net assets relate to the period from January 1, 1994 to February 22, 1994 (date of substitution). The Short-Term World Income Division is not available for future investments.

9. The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000 and Champion 2000 policyowners are different to Survivorship 2000 and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

    The tables on the following pages show the gross and net investment returns with respect to the Divisions for the periods shown. The net return for each Division is based upon net assets for a policy which commences with the beginning date of such period and is not based on the average net assets in the Division during such period. Gross return is equal to the total return earned by the underlying Trust investment.





                                     FSA-11

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

RATES OF RETURN:

INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000
-------------------
AND CHAMPION 2000*
-----------------

                                                        YEARS ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------    JANUARY 26(a) TO
MONEY MARKET DIVISION         1994      1993      1992       1991      1990      1989      1988       1987    DECEMBER 31, 1986
---------------------         ----      ----      ----       ----      ----      ----      ----       ----    -----------------
Gross return..............    4.02 %    3.00 %    3.56 %     6.18 %    8.24 %    9.18 %    7.32 %     6.63 %        6.05 %
Net return................    3.39 %    2.35 %    2.94 %     5.55 %    7.59 %    8.53 %    6.68 %     5.99 %        5.47 %

INTERMEDIATE
GOVERNMENT           YEARS ENDED DECEMBER 31,
SECURITIES        -------------------------------   APRIL 1(a) TO
DIVISION             1994      1993      1992     DECEMBER 31, 1991
-----------          ----      ----      ----     -----------------
Gross return.....   (4.37)%   10.58 %    5.60 %        12.26 %
Net return.......   (4.95)%    9.88 %    4.96 %        11.60 %

SHORT-TERM         YEARS ENDED DECEMBER 31,
WORLD INCOME    -------------------------------   APRIL 1(a) TO
DIVISION           1994      1993      1992     DECEMBER 31, 1991
--------           ----      ----      ----     -----------------
Gross return...    --        4.81 %   (2.96)%        3.19 %
Net return.....    --        4.14 %   (3.54)%        2.74 %

                                                        YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------     JANUARY 26(a) TO
HIGH YIELD DIVISION           1994      1993      1992       1991      1990      1989      1988       1987     DECEMBER 31, 1986
-------------------           ----      ----      ----       ----      ----      ----      ----       ----     ------------------
Gross return..............   (2.79)%   23.15 %    12.31 %   24.46 %   (1.12)%    5.13 %    9.73 %     4.68 %           --
Net return................   (3.37)%   22.41 %    11.64 %   23.72 %   (1.71)%    4.50 %    9.08 %     4.05 %           --

BALANCED DIVISION
-----------------
Gross return..............   (8.02)%   12.28 %    (2.84)%   41.26 %    0.24 %   25.83 %   13.27 %    (0.85)%         29.07 %
Net return................   (8.57)%   11.64 %    (3.42)%   40.42 %   (0.36)%   25.08 %   12.59 %    (1.45)%         28.34 %

COMMON STOCK DIVISION
---------------------
Gross return..............   (2.14)%   24.84 %    3.22 %    37.88 %   (8.12)%   25.59 %   22.43 %     7.49 %         15.65 %
Net return................   (2.73)%   24.08 %    2.60 %    37.06 %   (8.67)%   24.84 %   21.70 %     6.84 %         15.01 %

                             MARCH 31(a) TO
EQUITY INDEX DIVISION      DECEMBER 31, 1994
---------------------      ------------------
Gross return..............      1.08 %
Net return................      0.58 %

                                                        YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------     AUGUST 31(a) TO
GLOBAL DIVISION               1994        1993        1992       1991        1990       1989        1988      DECEMBER 31, 1987
---------------               ----        ----        ----       ----        ----       ----        ----      ------------------
Gross return..............    5.23 %     32.09 %     (0.50)%    30.55 %     (6.07)%    26.93 %     10.88 %         (13.27)%
Net return................    4.60 %     31.33 %     (1.10)%    29.77 %     (6.63)%    26.17 %     10.22 %         (13.45)%

                                                        YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------    JANUARY 26(a) TO
AGGRESSIVE STOCK DIVISION     1994      1993      1992       1991      1990      1989      1988       1987     DECEMBER 31, 1986
-------------------------     ----      ----      ----       ----      ----      ----      ----       ----     ------------------
Gross return..............   (3.81)%   16.77 %   (3.16)%    86.86 %    8.17 %   43.50 %    1.17 %     7.31 %         35.88 %
Net return................   (4.39)%   16.05 %   (3.74)%    85.75 %    7.51 %   42.64 %    0.53 %     6.66 %         35.13 %

                               YEAR ENDED         OCTOBER 1(a) TO
GROWTH & INCOME DIVISION   DECEMBER 31, 1994     DECEMBER 31, 1993
------------------------   ------------------    ------------------
Gross return..............      (0.58)%               (0.25)%
Net return................      (1.17)%               (0.41)%

                              YEAR ENDED         OCTOBER 1(a) TO
QUALITY BOND DIVISION     DECEMBER 31, 1994     DECEMBER 31, 1993
---------------------     -----------------     -----------------
Gross return..............     (5.10)%               (0.51)%
Net return................     (5.67)%               (0.66)%

ASSET ALLOCATION SERIES
-----------------------                 YEARS ENDED DECEMBER 31,
CONSERVATIVE               -------------------------------------------------         OCTOBER 2(a) TO
INVESTORS DIVISION            1994      1993      1992       1991      1990         DECEMBER 31, 1989
------------------            ----      ----      ----       ----      ----         ------------------
Gross return..............   (4.10)%   10.76 %    5.72 %    19.87 %    6.37 %             3.09 %
Net return................   (4.67)%   10.15 %    5.09 %    19.16 %    5.73 %             2.94 %

GROWTH INVESTORS DIVISION
-------------------------
Gross return..............   (3.15)%   15.26 %    4.90 %    48.89 %   10.66 %             3.98 %
Net return................   (3.73)%   14.58 %    4.27 %    48.01 %   10.00 %             3.82 %

*Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-12

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

RATES OF RETURN:

SP-FLEX
-------

                                                          YEARS ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------    AUGUST 31(a) TO
MONEY MARKET DIVISION          1994        1993        1992         1991        1990        1989         1988     DECEMBER 31, 1987
---------------------          ----        ----        ----         ----        ----        ----         ----     -----------------
Gross return..............     4.02 %      3.00 %      3.56 %       6.17 %      8.24 %      9.18 %       7.32 %         2.15 %
Net return................     2.17 %      1.13 %      1.71 %       4.29 %      6.30 %      7.24 %       5.41 %         1.62 %

                                 YEARS ENDED DECEMBER 31,
INTERMEDIATE GOVERNMENT    -----------------------------------          APRIL 1(a) TO
SECURITIES DIVISION            1994        1993        1992           DECEMBER 31, 1991
-------------------            ----        ----        ----           ------------------
Gross return..............    (4.37)%     10.58 %      5.60 %              12.10 %
Net return................    (6.08)%      8.57 %      3.71 %              10.59 %

                                 YEARS ENDED DECEMBER 31,
SHORT-TERM                 ----------------------------------           APRIL 1(a) TO
WORLD INCOME DIVISION          1994        1993        1992           DECEMBER 31, 1991
---------------------          ----        ----        ----           ------------------
Gross return..............     --          4.81 %     (2.95)%               3.20 %
Net return................     --          2.90 %     (4.69)%               1.81 %

                                                          YEARS ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------------     AUGUST 31(a) TO
                               1994        1993        1992         1991        1990        1989         1988     DECEMBER 31, 1987
                               ----        ----        ----         ----        ----        ----         ----     -----------------
HIGH YIELD DIVISION
-------------------
Gross return..............    (2.79)%     23.15 %     12.31 %      24.46 %     (1.12)%      5.13 %       9.73 %         1.95 %
Net return................    (4.52)%     20.96 %     10.30 %      22.25 %     (2.89)%      3.26 %       7.78 %         1.39 %

BALANCED DIVISION
-----------------
Gross return..............    (8.02)%     12.28 %     (2.83)%      41.27 %      0.24 %     25.83 %      13.27 %       (20.26)%
Net return................    (9.66)%     10.31 %     (4.57)%      38.75 %     (1.56)%     23.59 %      11.25 %       (20.71)%

COMMON STOCK DIVISION
---------------------
Gross return..............    (2.14)%     24.84 %      3.23 %      37.87 %     (8.12)%     25.59 %      22.43 %       (22.57)%
Net return................    (3.88)%     22.60 %      1.38 %      35.43 %     (9.76)%     23.36 %      20.26 %       (23.00)%

GLOBAL DIVISION
---------------
Gross return..............     5.23 %     32.09 %     (0.50)%      30.55 %     (6.07)%     26.93 %      10.88 %       (11.40)%
Net return................     3.36 %     29.77 %     (2.28)%      28.23 %     (7.75)%     24.67 %       8.90 %       (11.86)%

AGGRESSIVE STOCK DIVISION
-------------------------
Gross return..............    (3.81)%     16.77 %     (3.16)%      86.86 %      8.17 %     43.50 %       1.17 %       (24.28)%
Net return................    (5.53)%     14.67 %     (4.89)%      83.54 %      6.23 %     40.95 %      (0.66)%       (24.68)%

                              SEPTEMBER 1(a) TO
GROWTH & INCOME DIVISION      DECEMBER 31, 1994
------------------------      ------------------
Gross return..............         (3.40)%
Net return................         (3.55)%

QUALITY BOND DIVISION
---------------------
Gross return..............         (2.20)%
Net return................         (2.35)%

EQUITY INDEX DIVISION
---------------------
Gross return..............         (2.54)%
Net return................         (2.69)%


ASSET ALLOCATION SERIES
-----------------------             SEPTEMBER 1(a) TO
CONSERVATIVE INVESTORS DIVISION     DECEMBER 31, 1994
-------------------------------    -------------------
Gross return..................           (1.83)%
Net return....................           (1.98)%

GROWTH INVESTORS DIVISION
-------------------------
Gross return..................           (3.16)%
Net return....................           (3.31)%

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-13

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                           YEARS ENDED DECEMBER 31,      AUGUST 17(a) TO
                           -------------------------      DECEMBER 31,
MONEY MARKET DIVISION          1994        1993               1992
---------------------          ----        ----               ----
Gross return..............     4.02 %      3.00 %             1.11 %
Net return................     3.08 %      2.04 %             0.77 %

INTERMEDIATE GOVERNMENT
SECURITIES DIVISION
-------------------
Gross return..............    (4.37)%     10.58 %             0.90 %
Net return................    (5.23)%      9.55 %             0.56 %

SHORT-TERM
WORLD INCOME DIVISION
---------------------
Gross return..............     --          4.81 %            (4.34)%
Net return................     --          3.83 %            (4.66)%

HIGH YIELD DIVISION
-------------------
Gross return..............    (2.79)%     23.15 %             1.84 %
Net return................    (3.66)%     22.04 %             1.50 %

BALANCED DIVISION
-----------------
Gross return..............    (8.02)%     12.28 %             5.37 %
Net return................    (8.84)%     11.30 %             5.02 %

COMMON STOCK DIVISION
---------------------
Gross return..............    (2.14)%     24.84 %             5.28 %
Net return................    (3.02)%     23.70 %             4.93 %

GLOBAL DIVISION
---------------
Gross return..............     5.23 %     32.09 %             4.87 %
Net return................     4.29 %     30.93 %             4.52 %

AGGRESSIVE STOCK DIVISION
-------------------------
Gross return..............    (3.81)%     16.77 %            11.49 %
Net return................    (4.68)%     15.70 %            11.11 %

                              YEAR ENDED     YEAR ENDED
                             DECEMBER 31,   DECEMBER 31,
GROWTH & INCOME DIVISION         1994           1993
------------------------         ----           ----
Gross return..............      (0.58)%        (0.25)%
Net return................      (1.47)%        (0.48)%

QUALITY BOND DIVISION
---------------------
Gross return..............      (5.10)%        (0.51)%
Net return................      (5.95)%        (0.73)%

                            MARCH 1(a) TO
                             DECEMBER 31,
                            -------------
EQUITY INDEX DIVISION            1994
---------------------            ----
Gross return..............       1.08 %
Net return................       0.33 %

ASSET ALLOCATION SERIES
-----------------------    YEARS ENDED DECEMBER 31,    AUGUST 17(a) TO
CONSERVATIVE               -------------------------     DECEMBER 31,
INVESTORS DIVISION             1994        1993              1992
------------------             ----        ----              ----
Gross return..............    (4.10)%     10.76 %            1.38 %
Net return................    (4.96)%      9.81 %            1.04 %

GROWTH INVESTORS DIVISION
-------------------------
Gross return..............    (3.15)%     15.26 %            6.89 %
Net return................    (4.02)%     14.24 %            6.53 %

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-14

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Equitable Variable Life Insurance Company and Policyowners of Separate Account FP of Equitable Variable Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Division, Intermediate Government Securities Division, High Yield Division, Balanced Division, Common Stock Division, Equity Index Division, Global Division, Aggressive Stock Division, Growth & Income Division, Quality Bond Division, Conservative Investors Division and Growth Investors Division, separate investment divisions of Equitable Variable Life Insurance Company (the "Company") Separate Account FP at December 31, 1994 and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended (for Growth & Income Division for the year then ended and for the period October 1, 1993 (commencement of operations) through December 31, 1993, for Short-Term World Income Division for the period January 1, 1994 through February 22, 1994 (date of substitution) and the year ended December 31, 1993 and for Equity Index Division for the period April 1, 1994 (commencement of operations) through December 31, 1994), in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1994 with the transfer agent, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP

New York, NY
February 8, 1995




                                     FSA-15

INDEPENDENT AUDITORS' REPORT

Equitable Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets for the year ended December 31, 1992 of the Aggressive Stock, High Yield, Global, Common Stock, Balanced, Money Market, Conservative Investors, Growth Investors, Intermediate Government Securities, and Short-Term World Income Divisions of Separate Account FP of Equitable Variable Life Insurance Company. These financial statements are the responsibility of Equitable Variable Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the results of operations and the changes in net assets of the Divisions of Separate Account FP of Equitable Variable Life Insurance Company for the year ended December 31, 1992 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, New York
February 16, 1993



                                     FSA-16

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1994 AND 1993

                                                                                    1994          1993
                                                                                  ---------     ---------
                                                                                       (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities:
     Held to maturity, at amortized cost ......................................   $ 2,008.5     $ 2,229.9
     Available for sale, at estimated fair value ..............................     2,138.8       2,402.3
   Policy loans ...............................................................     1,185.2       1,087.3
   Mortgage loans on real estate ..............................................       888.5       1,059.5
   Equity real estate .........................................................       641.0         613.6
   Other equity investments ...................................................       239.1         307.3
   Other invested assets ......................................................       107.8          87.6
                                                                                  ---------     ---------
     Total investments ........................................................     7,208.9       7,787.5
Cash and cash equivalents .....................................................       182.3          98.0
Deferred policy acquisition costs .............................................     2,077.1       1,946.7
Other assets ..................................................................       240.7         214.0
Separate Accounts assets ......................................................     3,345.3       3,048.7
                                                                                  ---------     ---------
TOTAL ASSETS ..................................................................   $13,054.3     $13,094.9
                                                                                  =========     =========

LIABILITIES
Policyholders' account balances ...............................................   $ 7,340.0     $ 7,614.7
Future policy benefits and other policyholders' liabilities ...................       509.4         475.2
Other liabilities .............................................................       441.1         540.7
Separate Accounts liabilities .................................................     3,314.9       3,011.6
                                                                                  ---------     ---------
     Total liabilities ........................................................    11,605.4      11,642.2
                                                                                  ---------     ---------
Commitments and contingencies (Notes 7, 9, 10 and 11)

SHAREHOLDER'S EQUITY
Common stock, par value $1 per share;
   5.0 million shares authorized, 1.5 million shares issued and outstanding....         1.5           1.5
Capital in excess of par value ................................................     1,355.7       1,305.7
Retained earnings .............................................................       165.5         129.5
Net unrealized investment (losses) gains ......................................       (72.6)         22.3
Minimum pension liability .....................................................        (1.2)         (6.3)
                                                                                  ---------     ---------
     Total shareholder's equity ...............................................     1,448.9       1,452.7
                                                                                  ---------     ---------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ....................................   $13,054.3     $13,094.9
                                                                                  =========     =========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EARNINGS
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                             1994         1993        1992
                                                                           --------     --------    --------
                                                                                     (IN MILLIONS)
REVENUES
   Universal life and investment-type product policy fee income ........   $  552.6     $  485.2    $  425.0
   Premiums ............................................................       40.1         46.9        50.8
   Net investment income ...............................................      526.8        557.6       574.5
   Investment (losses) gains, net ......................................       (4.6)         1.5       (54.0)
   Other income ........................................................        2.9          3.0         5.5
                                                                           --------     --------    --------
     Total revenues ....................................................    1,117.8      1,094.2     1,001.8
                                                                           --------     --------    --------

BENEFITS AND OTHER DEDUCTIONS
   Interest credited to policyholders' account balances ................      389.3        439.2       510.6
   Policyholders' benefits .............................................      242.3        251.0       247.5
   Other operating costs and expenses ..................................      413.8        356.7       306.5
                                                                           --------     --------    --------
        Total benefits and other deductions ............................    1,045.4      1,046.9     1,064.6
                                                                           --------     --------    --------
Earnings (loss) before Federal income taxes and cumulative
   effect of accounting changes ........................................       72.4         47.3       (62.8)
Federal income tax expense (benefit) ...................................       25.0         20.5       (21.6)
                                                                           --------     --------    --------
Earnings (loss) before cumulative effect of accounting changes .........       47.4         26.8       (41.2)
Cumulative effect of accounting changes, net of Federal income taxes....      (11.4)         --        (22.4)
                                                                           --------     --------    --------
Net Earnings (Loss) ....................................................   $   36.0     $   26.8    $  (63.6)
                                                                           ========     ========    ========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                        1994         1993         1992
                                                      --------     --------     --------
                                                                (IN MILLIONS)
COMMON STOCK, AT PAR VALUE:
   Beginning and end of year ......................   $    1.5     $    1.5     $    1.5
                                                      --------     --------     --------

CAPITAL IN EXCESS OF PAR VALUE:
   Balance, beginning of year .....................    1,305.7      1,055.7        955.7
   Additional capital in excess of par value ......       50.0        250.0        100.0
                                                      --------     --------     --------
   Balance, end of year ...........................    1,355.7      1,305.7      1,055.7
                                                      --------     --------     --------

RETAINED EARNINGS:
   Balance, beginning of year .....................      129.5        102.7        166.3
   Net earnings (loss) ............................       36.0         26.8        (63.6)
                                                      --------     --------     --------
   Balance, end of year ...........................      165.5        129.5        102.7
                                                      --------     --------     --------

NET UNREALIZED INVESTMENT (LOSSES) GAINS:
   Balance, beginning of year .....................       22.3         11.1          7.7
   Change in unrealized investment (losses) gains..      (94.9)        11.2          3.4
                                                      --------     --------     --------
   Balance, end of year ...........................      (72.6)        22.3         11.1
                                                      --------     --------     --------

MINIMUM PENSION LIABILITY:
   Balance, beginning of year .....................       (6.3)         --
   Change in minimum pension liability ............        5.1         (6.3)
                                                      --------     --------
   Balance, end of year ...........................       (1.2)        (6.3)
                                                      --------     --------
TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ...........   $1,448.9     $1,452.7     $1,171.0
                                                      ========     ========     ========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                              1994         1993          1992
                                                                           ---------     ---------     ---------
                                                                                       (IN MILLIONS)
NET EARNINGS (LOSS) ....................................................   $    36.0     $    26.8     $   (63.6)

ADJUSTMENTS TO RECONCILE NET EARNINGS (LOSS) TO NET CASH (USED) PROVIDED
   BY OPERATING ACTIVITIES:
   Investment losses (gains), net ......................................         4.6          (1.5)         54.0
   General Account policy charges ......................................      (572.8)       (496.7)       (412.3)
   Interest credited to policyholders' account balances ................       389.3         439.2         510.6
   Other, net ..........................................................       (17.2)        117.2         (95.1)
                                                                           ---------     ---------     ---------
Net cash (used) provided by operating activities .......................      (160.1)         85.0          (6.4)
                                                                           ---------     ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Maturities and repayments ...........................................       511.8       1,165.8         717.7
   Sales ...............................................................     2,119.0       2,844.2       1,533.5
   Return of capital from joint ventures and limited partnerships ......        14.2          56.3          68.3
   Purchases ...........................................................    (2,251.7)     (4,414.0)     (2,584.0)
   Other, net ..........................................................      (102.2)        (98.8)       (103.5)
                                                                           ---------     ---------     ---------
Net cash provided (used) by investing activities .......................       291.1        (446.5)       (368.0)
                                                                           ---------     ---------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
     Deposits ..........................................................       602.8         612.9         611.3
     Withdrawals .......................................................      (697.7)       (506.2)       (544.4)
   Capital contribution from Equitable Life ............................        50.0         250.0         100.0
   Other, net ..........................................................        (1.8)          2.0           --
                                                                           ---------     ---------     ---------
Net cash (used) provided by financing activities .......................       (46.7)        358.7         166.9
                                                                           ---------     ---------     ---------
Change in cash and cash equivalents ....................................        84.3          (2.8)       (207.5)
Cash and cash equivalents, beginning of year ...........................        98.0         100.8         308.3
                                                                           ---------     ---------     ---------
Cash and Cash Equivalents, End of Year .................................   $   182.3     $    98.0     $   100.8
                                                                           =========     =========     =========
Supplemental cash flow information:
   Interest Paid .......................................................   $     5.7     $     2.1
                                                                           =========     =========
   Income Taxes Refunded ...............................................   $     8.4     $      .3     $     8.5
                                                                           =========     =========     =========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1. ORGANIZATION

    Equitable Variable Life Insurance Company ("Equitable Variable Life") was incorporated on September 11, 1972 as a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable Life"). Equitable Variable Life's operations consist principally of the sale of interest-sensitive life insurance and annuity products.

    In accordance with Equitable Life's plan of demutualization, Equitable Life converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company").

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation and Principles of Consolidation--The accompanying consolidated financial statements include the accounts of Equitable Variable Life and its non-insurance subsidiaries (collectively "EVLICO"). After July 22, 1992, EVLICO commenced to prepare its general purpose consolidated financial statements in conformity with generally accepted accounting principles ("GAAP") for stock life insurance companies. Such principles have been applied retroactively in the preparation of these consolidated financial statements for all periods prior to conversion. All significant intercompany transactions and balances have been eliminated in consolidation.

    Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1994 presentation.

    Accounting Changes--In the fourth quarter of 1994 (effective as of January 1, 1994), EVLICO adopted Statement of Financial Accounting Standards ("SFAS") No. 112, "Employers' Accounting for Postemployment Benefits," which requires employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $11.4 million, net of a Federal income tax benefit of $6.2 million. The current year impact from the implementation of this statement had no material effect on the 1994 consolidated statement of earnings.

    In the first quarter of 1993, EVLICO adopted SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," which establishes the conditions for reinsurance accounting. With the adoption of this statement, certain reinsurance contracts were reclassified in 1993 and are presented on a gross basis. Implementation of this statement had no material effect on EVLICO's consolidated financial statements.

    At December 31, 1993, EVLICO adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expands the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $7.2 million, net of deferred policy acquisition costs and deferred Federal income tax.

    In the fourth quarter of 1992 (effective as of January 1, 1992), EVLICO adopted SFAS No. 109, "Accounting for Income Taxes" and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The cumulative effect of accounting changes of $22.4 million is comprised of a credit of $65.0 million related to the income tax statement and a charge of $87.4 million, net of a Federal income tax benefit of $45.0 million, related to the postretirement benefit statement.

    In 1992, effective in the fourth quarter, EVLICO changed its method of accounting for foreclosed assets to comply with AICPA Statement of Position No. 92-3, "Accounting for Foreclosed Assets." This change resulted in a charge of $16.1 million which is reflected in investment (losses) gains, net.

    New Accounting Pronouncements--In the first quarter of 1995, EVLICO intends to adopt SFAS No. 114, "Accounting by Creditors for Impairment of a Loan." This statement applies to all creditors and addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. The statement also applies to all loans that are restructured in a troubled debt restructuring involving a modification of terms. It requires that impaired loans that are within the scope of this statement be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. EVLICO is currently providing for impairment of loans through an allowance for possible losses, and the implementation of this statement is not expected to have a significant effect on the level of this allowance. As a result, there should be no material effect on EVLICO's consolidated statements of earnings or shareholder's equity upon adoption.

    Valuation of Investments--Fixed maturities which EVLICO has both the ability and the intent to hold to maturity are stated principally at amortized cost. For publicly traded fixed maturities and for directly negotiated fixed maturities, the amortized cost is adjusted for impairments in value deemed to be other than temporary. Fixed maturities which have been identified as available for sale are reported at estimated fair value.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. The valuation allowances are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing valuation allowances, management considers, among other things, the estimated fair value of the underlying collateral.

    Policy loans are stated at unpaid principal balances.

    Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to EVLICO's cost of funds; valuation allowances on real estate available for sale are computed using the lower of estimated current fair value or depreciated cost, net of disposition cost.

    Partnerships and joint venture interests in which EVLICO does not have control and a majority economic interest are reported on the equity basis of accounting and are included with either equity real estate or other equity investments, as appropriate.

    Equity securities, comprised of common and non-redeemable preferred stocks, are carried at estimated fair value and are included in other equity investments.

    Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

    Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

    All securities are recorded in the consolidated financial statements on a trade date basis.

    Investment Results and Unrealized Investment Gains (Losses)--Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

    Unrealized investment gains and losses on fixed maturities available for sale and equity securities are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes and deferred policy acquisition costs related to universal life and investment-type products.

    Recognition of Insurance Income and Related Expenses--Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policy holders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums from life and annuity policies with life contingencies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    Deferred Policy Acquisition Costs--The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    For universal life products and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

    Amortization charged to income amounted to $200.2 million, $135.5 million and $61.8 million for the years ended December 31, 1994, 1993 and 1992, respectively.

    Policyholders' Account Balances and Future Policy Benefits--EVLICO's insurance contracts are primarily universal life and investment-type contracts. Policyholders' account balances are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    The future policy benefit liabilities for the remainder of EVLICO's insurance contracts, consisting primarily of supplementary contracts with life contingencies and various policy riders, are computed by various valuation methods based on assumed interest rates and mortality and morbidity assumptions reflecting EVLICO's experience and industry standards.

    Federal Income Taxes--EVLICO is included in a consolidated Federal income tax return with Equitable Life and its other eligible subsidiaries. In accordance with an agreement between EVLICO and Equitable Life, the amount of current income taxes as determined on a separate return basis will be paid to, or received from, Equitable Life. Benefits for losses, which are paid to EVLICO to the extent they are utilized by Equitable Life, may not have been received in the absence of such agreement. Effective January 1, 1992, deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using the enacted income tax rates and laws.

    Separate Accounts--Separate Accounts are established in conformity with the New York State Insurance Law and are generally not chargeable with liabilities that arise from any other business of EVLICO. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

    Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by management.

    The investment results of Separate Accounts are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1994, 1993 and 1992, investment results of Separate Accounts were $135.9 million, $344.1 million and $52.1 million, respectively.

    Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges of the Separate Accounts are included in revenues.

 3. INVESTMENTS

    The following tables provide additional information relating to fixed maturities and equity securities:


                                                                                              GROSS         GROSS
                                                                            AMORTIZED      UNREALIZED     UNREALIZED      ESTIMATED
                                                                              COST            GAINS         LOSSES        FAIR VALUE
                                                                            --------         -------        ------        ----------
                                                                                                  (IN MILLIONS)
    December 31, 1994
    -----------------
    Fixed Maturities:
       Held to Maturity:
         Corporate .................................................        $1,812.4         $ 11.9         $ 93.1         $1,731.2
         U.S. Treasury securities and U.S. government
           and agency securities ...................................           180.4            --            21.7            158.7
         States and political subdivisions .........................            14.4            --              .9             13.5
         Foreign governments .......................................             1.3             .1            --               1.4
                                                                            --------         ------         ------         --------
       Total Held to Maturity ......................................        $2,008.5         $ 12.0         $115.7         $1,904.8
                                                                            ========         ======         ======         ========
       Available for Sale:
         Corporate .................................................        $1,622.3         $  5.1         $112.6         $1,514.8
         Mortgage-backed ...........................................           221.9             .5           16.4            206.0
         U.S. Treasury securities and U.S. government and
           agency securities .......................................           365.4            1.4           20.7            346.1
         States and political subdivisions .........................             4.8            --              .6              4.2
         Foreign governments .......................................            14.8             .2            --              15.0
         Redeemable preferred stock ................................            58.0             .1            5.4             52.7
                                                                            --------         ------         ------         --------
       Total Available for Sale ....................................        $2,287.2         $  7.3         $155.7         $2,138.8
                                                                            ========         ======         ======         ========
    Equity Securities:
       Common stock ................................................        $   42.0         $ 10.1         $  9.4         $   42.7
                                                                            ========         ======         ======         ========

    December 31, 1993
    -----------------
    Fixed Maturities:
       Held to Maturity:
         Corporate .................................................        $2,056.2         $108.4         $  8.5         $2,156.1
         Mortgage-backed ...........................................            55.3            2.1            --              57.4
         U.S. Treasury securities and U.S. government and
           agency securities .......................................            22.4            1.5            --              23.9
         States and political subdivisions .........................            85.7            3.3             .1             88.9
         Foreign governments .......................................            10.3            1.2            --              11.5
                                                                            --------         ------         ------         --------
       Total Held to Maturity ......................................        $2,229.9         $116.5         $  8.6         $2,337.8
                                                                            ========         ======         ======         ========
       Available for Sale:
         Corporate .................................................        $1,673.1         $ 55.7         $  7.5         $1,721.3
         Mortgage-backed ...........................................           444.5           14.1             .6            458.0
         U.S. Treasury securities and U.S. government and
           securities agency .......................................            73.4            1.8             .3             74.9
         States and political subdivisions .........................           119.7            4.5             .3            123.9
         Foreign governments .......................................            19.6            1.5             .1             21.0
         Redeemable preferred stock ................................             5.2            --             2.0              3.2
                                                                            --------         ------         ------         --------
       Total Available for Sale ....................................        $2,335.5         $ 77.6         $ 10.8         $2,402.3
                                                                            ========         ======         ======         ========
    Equity Securities:
         Common stock ..............................................        $   40.6         $ 25.9         $   .2         $   66.3
         Non-redeemable preferred stock ............................              .4             .1             .2               .3
                                                                            --------         ------         ------         --------
    Total Equity Securities ........................................        $   41.0         $ 26.0         $   .4         $   66.6
                                                                            ========         ======         ======         ========

    For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, EVLICO has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by EVLICO. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1994 and 1993, respectively, securities without a readily ascertainable market value having an amortized cost of $1,529.5 million and $1,738.7 million, respectively, had estimated fair values of $1,469.5 million and $1,835.8 million, respectively.

    The contractual maturity of bonds at December 31, 1994 are shown below:


                                            HELD TO MATURITY               AVAILABLE FOR SALE
                                        ------------------------        ------------------------
                                        AMORTIZED      ESTIMATED       AMORTIZED       ESTIMATED
                                          COST         FAIR VALUE         COST         FAIR VALUE
                                        ---------      ----------      ---------       ----------
                                                            (IN MILLIONS)
    Due in one year or less ........    $   74.9        $   75.3        $  136.2        $  137.3
    Due in years two through five...       756.5           739.0           593.3           579.7
    Due in years six through ten....       795.9           743.9           798.8           724.5
    Due after ten years ............       381.2           346.6           479.0           438.6
    Mortgage-backed securities .....         --              --            221.9           206.0
                                        --------        --------        --------        --------
    Total ..........................    $2,008.5        $1,904.8        $2,229.2        $2,086.1
                                        ========        ========        ========        ========

    Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or pre-payment penalties.

    Investment valuation allowances and changes thereto are shown below:


                                                              YEARS ENDED DECEMBER 31,
                                                           -----------------------------
                                                            1994        1993       1992
                                                           ------     -------     ------
                                                                   (IN MILLIONS)
    Balances, beginning of year ........................   $ 87.3     $ 147.2     $100.7
    Additions charged to income ........................     12.7        44.4       75.0
    Deductions for writedowns and asset dispositions....    (31.5)     (104.3)     (28.5)
                                                           ------     -------     ------
    Balances, End of Year ..............................   $ 68.5     $  87.3     $147.2
                                                           ======     =======     ======

    Balances, end of year comprise:
       Mortgage loans on real estate ...................   $ 24.0     $  46.7     $ 60.2
       Equity real estate ..............................     44.5        40.6       25.1
       Fixed maturities ................................      --          --        61.9
                                                           ------     -------     ------
    Total ..............................................   $ 68.5     $  87.3     $147.2
                                                           ======     =======     ======

    Deductions for writedowns and asset dispositions for 1993 include a $20.2 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

    At December 31, 1994, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.4 million of fixed maturities and $5.4 million of mortgage loans on real estate.

    EVLICO's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. EVLICO seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or an NAIC (National Association of Insurance Commissioners) designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1994, approximately 10.6% of the $4,127.1 million aggregate amortized cost of bonds held by EVLICO were considered to be other than investment grade.

    During 1993, EVLICO sold $250.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993, (the "Trust"), a limited purpose business trust, wholly owned by the Holding Company.

    In addition to its holding of corporate high yield securities, EVLICO is an equity investor in limited partnership interests which invest primarily in securities considered to be other than investment grade.

    EVLICO has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $13.3 million and $23.1 million at December 31, 1994 and 1993, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $5.6 million and $12.4 million at December 31, 1994 and 1993, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.1 million, $2.2 million and $13.7 million in 1994, 1993 and 1992, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.0 million, $1.5 million and $11.3 million in 1994, 1993 and 1992, respectively.

    At December 31, 1994 and 1993, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $35.2 million (3.9% of total mortgage loans on real estate) and $108.6 million (9.8% of total mortgage loans on real estate), respectively.

    The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $130.8 million and $147.9 million at December 31, 1994 and 1993, respectively. These amounts include $0.0 million and $19.8 million of problem mortgage loans on real estate at December 31, 1994 and 1993, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $12.3 million, $13.9 million and $14.1 million in 1994, 1993 and 1992, respectively. Gross interest income on these loans included in net investment income aggregated $11.4 million, $11.5 million and $12.3 million in 1994, 1993 and 1992, respectively.

    EVLICO's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1994 and 1993, the carrying value of equity real estate available for sale amounted to $138.4 million and $92.2 million, respectively. At December 31, 1994 and 1993, EVLICO owned $230.5 million and $190.9 million, respectively, of real estate acquired in satisfaction of debt.

    Depreciation on real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $51.1 million and $39.1 million at December 31, 1994 and 1993, respectively. Depreciation expense on real estate totaled $12.7 million, $11.6 million and $5.9 million for the years ended December 31, 1994, 1993 and 1992, respectively.

 4. JOINT VENTURES AND PARTNERSHIPS

    Summarized combined financial information of real estate joint ventures (12 and 14 individual ventures as of December 31, 1994 and 1993, respectively) and of other limited partnership interests accounted for under the equity method, in which EVLICO has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:


                                                                                               DECEMBER 31,
                                                                                          ----------------------
                                                                                            1994          1993
                                                                                          --------      --------
                                                                                               (IN MILLIONS)
    FINANCIAL POSITION
    Investments in real estate, at depreciated cost .................................     $1,047.0      $1,034.6
    Investments in securities, generally at estimated fair value ....................      3,061.2       3,623.6
    Cash and cash equivalents .......................................................         46.4          98.1
    Other assets ....................................................................        261.9         486.4
                                                                                          --------      --------
    Total assets ....................................................................      4,416.5       5,242.7
                                                                                          --------      --------
    Funds borrowed -- third party ...................................................      1,233.6       1,254.6
    Other liabilities ...............................................................        611.0         674.8
                                                                                          --------      --------
    Total liabilities ...............................................................      1,844.6       1,929.4
                                                                                          --------      --------
    Partners' Capital ...............................................................     $2,571.9      $3,313.3
                                                                                          ========      ========
    Equity in partners' capital included above ......................................     $  327.3      $  375.4
    Equity in limited partnership interests not included above ......................         50.4          57.6
    Excess of equity in partners' capital over investment cost and equity earnings...          3.7           --
    Negative equity in certain joint ventures presented as other liabilities ........          --             .8
                                                                                          --------      --------
    Carrying Value ..................................................................     $  381.4      $  433.8
                                                                                          ========      ========


                                                                                            YEARS ENDED DECEMBER 31,
                                                                                      -----------------------------------
                                                                                       1994          1993           1992
                                                                                      -------       -------       -------
                                                                                                (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Revenues of real estate joint ventures ......................................     $ 180.1       $ 136.6       $ 183.1
    Revenues of other limited partnership interests .............................       102.5         318.9         150.3
    Interest expense -- third party .............................................       (88.1)        (79.7)        (12.1)
    Other expenses ..............................................................      (172.4)       (132.7)       (156.1)
                                                                                      -------       -------       -------
    Net Earnings ................................................................     $  22.1       $ 243.1       $ 165.2
                                                                                      =======       =======       =======
    Equity in net earnings included above .......................................     $  11.7       $  34.0       $  26.1
    Equity in net earnings of limited partnership interests not included above...         6.3          12.0          15.8
    Excess of earnings in joint ventures over equity ownership percentage and
       amortization of differences in bases .....................................        (1.1)          (.1)          (.1)
                                                                                      -------       -------       -------
    Total Equity in Net Earnings ................................................     $  16.9       $  45.9       $  41.8
                                                                                      =======       =======       =======

 5. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

    The sources of net investment income are summarized as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                 ----------------------------------
                                                  1994          1993          1992
                                                 ------        ------        ------
                                                            (IN MILLIONS)
    Fixed maturities .....................       $331.4        $319.9        $310.1
    Mortgage loans on real estate ........         86.7         105.7         132.5
    Equity real estate ...................         67.0          69.8          23.0
    Policy loans .........................         79.5          76.1          70.9
    Other equity investments .............         13.4          38.5          32.8
    Other investment income ..............         24.5          17.0          36.9
                                                 ------        ------        ------
    Gross investment income ..............        602.5         627.0         606.2
    Investment expenses ..................         75.7          69.4          31.7
                                                 ------        ------        ------
    Net Investment Income ................       $526.8        $557.6        $574.5
                                                 ======        ======        ======


    Investment (losses) gains, net, including changes in valuation allowances, are summarized as follows:


                                                  1994           1993           1992
                                                 ------         ------         ------
                                                            (IN MILLIONS)
    Fixed maturities .....................       $ (6.8)        $ 45.1         $  2.6
    Mortgage loans on real estate ........        (13.3)         (32.0)         (38.8)
    Equity real estate ...................         (5.3)         (13.4)         (21.0)
    Other equity investments .............         20.8            1.8            3.2
                                                 ------         ------         ------
    Investment (Losses) Gains, Net .......       $ (4.6)        $  1.5         $(54.0)
                                                 ======         ======         ======


    Gross gains of $42.6 million, $66.2 million and $34.3 million and gross losses of $41.2 million, $66.5 million and $31.3 million were realized on sales of investments in fixed maturities for the years ended December 31, 1994, 1993 and 1992, respectively. In addition, writedowns of fixed maturities amounted to $8.2 million, $1.4 million and $5.6 million for the years ended December 31, 1994, 1993 and 1992, respectively.

    For the year ended December 31, 1994, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,065.1 million. Gross gains of $21.2 million and gross losses of $28.1 million were realized on these sales. The increase in unrealized investment losses related to fixed maturities classified as available for sale for the year ended December 31, 1994 amounted to $215.2 million.

    During the year ended December 31, 1994, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The amortized cost of the security sold was $9.9 million with a related investment gain of $.4 million recognized; the aggregate amortized cost of the securities transferred was $13.2 million with gross unrealized investment losses of $4.0 million charged to consolidated shareholder's equity.

    The  unrealized  investment  (losses)  gains,  included in the  consolidated
    balance  sheets  as  a  component  of  equity,   and  the  changes  for  the
    corresponding years are summarized as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                            --------------------------------
                                                                              1994         1993         1992
                                                                            -------       ------       -----
                                                                                     (IN MILLIONS)
    Balance, beginning of year ........................................     $  22.3       $ 11.1       $ 7.7
    Changes in unrealized investment (losses) gains ...................      (241.8)         3.4         5.1
    Effect of adopting SFAS No. 115 ...................................        --           72.2         --
    Changes in unrealized investment (gains) losses attributable to:
       Deferred policy acquisition costs ..............................        95.8        (58.2)        --
       Deferred Federal income taxes ..................................        51.1         (6.2)       (1.7)
                                                                            -------       ------       -----
    Balance, End of Year ..............................................     $ (72.6)      $ 22.3       $11.1
                                                                            =======       ======       =====
    Balance, end of year comprises:
       Unrealized investment (losses) gains on:
         Fixed maturities .............................................     $(148.4)      $ 66.8       $(3.5)
         Other equity investments .....................................          .7         25.6        20.3
         Other ........................................................        (1.7)          --          --
                                                                            -------       ------       -----
       Total ..........................................................      (149.4)        92.4        16.8
       Amounts of unrealized investment (gains) losses attributable to:
         Deferred policy acquisition costs ............................        37.6        (58.2)        --
         Deferred Federal income taxes ................................        39.2        (11.9)       (5.7)
                                                                            -------       ------       -----
    Total .............................................................     $ (72.6)      $ 22.3       $11.1
                                                                            =======       ======       =====


 6. FEDERAL INCOME TAXES

    A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                               1994        1993        1992
                                              ------      ------      ------
                                                      (IN MILLIONS)
    Federal income tax expense (benefit):
       Current ..........................     $ (1.4)     $ (3.4)     $(11.3)
       Deferred .........................       26.4        23.9       (10.3)
                                              ------      ------      ------
    Total ...............................     $(25.0)     $(20.5)     $(21.6)
                                              ======      ======      ======


    The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings (loss) from operations before Federal income taxes by the expected Federal income tax rate (35% for 1994 and 1993 and 34% for 1992).

    The sources of the difference and the tax effects of each are as follows:


                                                           1994        1993        1992
                                                          -----       -----       ------
                                                                  (IN MILLIONS)
    Expected Federal income tax expense (benefit)....     $25.3       $16.6       $(21.4)
    Tax rate adjustment .............................       --          4.0         --
    Other ...........................................       (.3)        (.1)         (.2)
                                                          -----       -----       ------
    Federal Income Tax Expense (Benefit) ............     $25.0       $20.5       $(21.6)
                                                          =====       =====       ======


    The components of the net deferred income tax liability are as follows:

                                                                                     DECEMBER 31, 1994        DECEMBER 31, 1993
                                                                                  -----------------------   ---------------------
                                                                                  ASSETS     LIABILITIES    ASSETS    LIABILITIES
                                                                                  ------     -----------    ------    -----------
                                                                                                   (IN MILLIONS)
    Deferred policy acquisition costs, reserves and reinsurance................    $   --       $250.6       $  --       $262.0
    Investments................................................................      38.4           --        13.4           --
    Compensation and related benefits..........................................      52.2           --        48.8           --
    Other......................................................................      25.6           --        37.3           --
                                                                                   ------       ------       -----       ------
    Total......................................................................    $116.2       $250.6       $99.5       $262.0
                                                                                   ======       ======       =====       ======

    The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                                       -------------------------------
                                                                        1994        1993         1992
                                                                       ------       -----       ------
                                                                                (IN MILLIONS)
    Deferred policy acquisition costs, reserves and reinsurance....    $(11.4)      $(6.8)      $  1.8
    Investments ...................................................      26.1        11.4        (18.6)
    Compensation and related benefits .............................      (2.8)        1.9         --
    Other .........................................................      14.5        17.4          6.5
                                                                       ------       -----       ------
    Deferred Federal Income Tax Expense (Benefit) .................    $ 26.4       $23.9       $(10.3)
                                                                       ======       =====       ======


    At December 31, 1994, EVLICO had net operating loss carryforwards for tax purposes approximating $62.7 million which expire in 2002 through 2007. These loss carryforwards are available to offset future tax payments to Equitable Life under the tax sharing agreement.

 7. REINSURANCE AGREEMENTS

    EVLICO cedes reinsurance to other insurance companies. EVLICO evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance is summarized as follows:


                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                               1994        1993
                                                                               -----       -----
                                                                                 (IN MILLIONS)
    Direct premiums ......................................................     $40.2       $47.0
    Reinsurance ceded ....................................................       (.1)        (.1)
                                                                               -----       -----
    Premiums .............................................................     $40.1       $46.9
                                                                               =====       =====
    Universal Life and Investment-type Product Policy Fee Income Ceded....     $24.9       $26.0
                                                                               =====       =====
    Policyholders' Benefits Ceded ........................................     $ 8.3       $14.5
                                                                               =====       =====


    EVLICO  reinsures  mortality  risks in excess of $5.0  million on any single
    life.  EVLICO  also  reinsures  the  entire  risk  on  certain   substandard
    underwriting risks as well as in certain other cases.

 8. RELATED PARTY TRANSACTIONS

    Under a cost sharing agreement, EVLICO reimburses Equitable Life for its use of Equitable Life's personnel, property and facilities in carrying out certain of its operations. Reimbursement for intercompany services is based on the allocated cost of the services provided. The incurred balances of these intercompany transactions, which are included in other operating costs and expenses are as follows:


                                                   YEARS ENDED DECEMBER 31,
                                             ----------------------------------
                                              1994          1993          1992
                                             ------        ------        ------
                                                       (IN MILLIONS)
    Personnel and facilities ..........      $257.9        $252.7        $273.7
    Agent commissions and fees ........       122.6         103.0         101.2


    These cost allocations include various employee related obligations for pensions and postretirement benefits. At December 31, 1994, EVLICO recorded as a reduction of shareholder's equity its allocated portion of an additional minimum pension liability of $1.2 million, net of related Federal income taxes, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

    During 1994, 1993 and 1992, Equitable Life restructured certain operations in connection with cost reduction programs. EVLICO recorded provisions of $6.9 million, $17.3 million and $9.5 million in 1994, 1993 and 1992, respectively, relating primarily to allocated lease obligations (net of sub-lease rentals) and severance liabilities.

    EVLICO incurred investment advisory and asset management fee expenses of $19.2 million, $16.0 million and $15.6 million during 1994, 1993 and 1992, respectively.

    EVLICO and Equitable Life have an agreement whereby certain Equitable Life policyholders may purchase EVLICO's policies without presenting evidence of insurability. Under the agreement, Equitable Life pays EVLICO a conversion charge for the extra mortality risk associated with issuing these policies. EVLICO received payments of $3.2 million, $3.1 million and $3.9 million in 1994, 1993 and 1992, respectively, which were reported as other income.

    On August 31, 1993, EVLICO sold $250.0 million of primarily privately placed below investment grade fixed maturities to the Trust. EVLICO realized a $1.1 million gain, net of related deferred policy acquisition costs and deferred Federal income taxes. In conjunction with this transaction, EVLICO received $75.4 million of Class B notes issued by the Trust. These notes have interest rates ranging from 6.85% to 9.45%. The Class B notes are classified as other invested assets on the consolidated balance sheets.

    Net amounts payable to Equitable Life were $226.7 million and $195.4 million at December 31, 1994 and 1993, respectively.

 9. DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

    Derivatives--EVLICO primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce EVLICO's exposure to interest rate fluctuations. Accounting for interest swap transactions is on an accrual basis. Gains and losses related to hedge transactions are amortized as yield adjustments for the remaining life of the underlying hedged item. Income and expense resulting from derivative activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1994 was $704.7 million. The average unexpired terms at December 31, 1994 is 3.0 years. At December 31, 1994, the cost of terminating outstanding matched swaps in a loss position was $34.2 million and the unrealized gain on outstanding matched swaps in a gain position was $4.9 million. EVLICO has no intention of terminating these contracts prior to maturity.

    Fair Value of Financial Instruments--EVLICO defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time EVLICO's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

    Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of EVLICO was not material at December 31, 1994 and 1993.

    Fair value for mortgage loans on real estate is estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

    The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

    The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Note 3:


                                                                DECEMBER 31,
                                             --------------------------------------------------
                                                      1994                        1993
                                             ----------------------      ----------------------
                                             CARRYING      ESTIMATED     CARRYING      ESTIMATED
                                               VALUE      FAIR VALUE       VALUE      FAIR VALUE
                                             --------      --------      --------      --------
                                                               (IN MILLIONS)
    Consolidated Financial Instruments:
    ----------------------------------
    Mortgage loans on real estate ......     $  888.5      $  865.3      $1,059.5      $1,101.7
    Other joint ventures ...............        196.4         196.4         240.7         240.7
    Policy loans .......................      1,185.2       1,138.7       1,087.3       1,155.3
    Policyholders' account balances:
       SPDA ............................      1,744.3       1,732.7       2,129.5       2,143.0
       Annuity certain and SCNILC ......        159.0         151.3         157.4         160.6


10. COMMITMENTS AND CONTINGENT LIABILITIES

    EVLICO is the obligor under certain structured settlement agreements which it has entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, EVLICO has purchased single premium annuities from Equitable Life and directed Equitable Life to make payments directly to the beneficiaries. A contingent liability exists with respect to these agreements should Equitable Life be unable to meet its obligations. Management believes the need to satisfy such obligations is remote.

    EVLICO had outstanding commitments of $1.3 million at December 31, 1994 under existing loan or loan commitment agreements.

11. LITIGATION

    EVLICO is a defendant in connection with various legal actions and proceedings of a character normally incident to its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such litigation cannot be predicted with certainty, management believes, after consultation with counsel responsible for such litigation, that the resolution of these actions and proceedings will not result in losses that would have a material effect on the consolidated financial statements.

12. STATUTORY FINANCIAL INFORMATION

    EVLICO is restricted as to the amounts it may pay as dividends to Equitable Life. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The New York Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices. For the years ended December 31, 1994, 1993 and 1992, statutory earnings (loss) totaled $27.3 million, $(88.4) million and $(32.7) million, respectively. No amounts are expected to be available for dividends from EVLICO to Equitable Life in 1995.

    At December 31, 1994, EVLICO, in accordance with various government and state regulations, had $3.4 million of securities deposited with such government or state agencies.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles EVLICO's net change in statutory surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings (loss) and shareholder's equity on a GAAP basis.


                                                                                                YEARS ENDED DECEMBER 31,
                                                                                        --------------------------------------
                                                                                          1994           1993           1992
                                                                                        --------       --------       --------
                                                                                                    (IN MILLIONS)
    Net change in statutory surplus and capital stock .............................     $   64.8       $  184.4       $   39.7
    Change in asset valuation reserves ............................................         18.5           26.0           10.6
                                                                                        --------       --------       --------
    Net change in statutory surplus, capital stock and asset valuation reserves....         83.3          210.4           50.3
    Adjustments:
       Future policy benefits and policyholders' account balances .................        (13.5)         (22.5)         (46.2)
       Initial fee liability ......................................................        (20.3)         (11.6)         (13.3)
       Deferred policy acquisition costs ..........................................         34.7           62.2          131.5
       Deferred Federal income taxes ..............................................        (20.2)         (23.9)         120.3
       Valuation of investments ...................................................         27.4           33.8          (27.8)
       Limited risk reinsurance ...................................................           .1           (5.4)         (41.7)
       Contribution from Equitable Life ...........................................        (50.0)        (250.0)        (100.0)
       Other, net .................................................................         (5.5)          33.8         (136.7)
                                                                                        --------       --------       --------
    Net Earnings (Loss) ...........................................................     $   36.0       $   26.8        $ (63.6)
                                                                                        ========       ========       ========
    Statutory surplus and capital stock ...........................................     $  777.6       $  712.7       $  528.3
    Asset valuation reserves ......................................................         88.3           69.8           43.8
                                                                                        --------       --------       --------
    Statutory surplus, capital stock and asset valuation reserves .................        865.9          782.5          572.1
    Adjustments:
       Future policy benefits and policyholders' account balances .................       (354.5)        (341.1)        (318.6)
       Initial fee liability ......................................................       (200.5)        (180.3)        (168.7)
       Deferred policy acquisition costs ..........................................      2,077.1        1,946.7        1,942.7
       Deferred Federal income taxes ..............................................       (134.4)        (159.5)        (136.0)
       Valuation of investments ...................................................       (156.5)          57.4         (105.3)
       Limited risk reinsurance ...................................................       (378.6)        (378.7)        (373.3)
       Post retirement and other pension liabilities ..............................       (105.8)        (122.7)        (132.4)
       Other, net .................................................................       (163.8)        (151.6)        (109.5)
                                                                                        --------       --------       --------
    Shareholder's Equity ..........................................................     $1,448.9       $1,452.7       $1,171.0
                                                                                        ========       ========       ========


13. SUPPLEMENTAL CASH FLOW INFORMATION

    For the years ended December 31, 1994, 1993 and 1992, respectively, real estate of $59.0 million, $92.1 million and $17.5 million was acquired in satisfaction of debt.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Equitable Variable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Equitable Variable Life Insurance Company and its subsidiaries ("EVLICO") at December 31, 1994 and 1993, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of EVLICO's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, EVLICO changed its methods of accounting for postemployment benefits in 1994 and for investment securities and for reinsurance in 1993.






PRICE WATERHOUSE LLP
New York, New York
February 8, 1995

INDEPENDENT AUDITORS' REPORT

The Board of Directors of Equitable Variable Life Insurance Company:

We have audited the consolidated statements of earnings, shareholder's equity and cash flows of Equitable Variable Life Insurance Company ("EVLICO") for the year ended December 31, 1992. These consolidated financial statements are the responsibility of EVLICO's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated results of operations and consolidated cash flows of Equitable Variable Life Insurance Company for the year ended December 31, 1992 in conformity with generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 1992 EVLICO changed its method of accounting for foreclosed assets, income taxes and postretirement benefits other than pensions.






DELOITTE & TOUCHE LLP
New York, New York
February 16, 1993

                                                                      APPENDIX A
POLICY PROSPECTUSES AND PROSPECTUS SUPPLEMENTS

INCENTIVE LIFE PLUS

      o Prospectus dated December 19, 1994*, as supplemented February 14, 1995.

CHAMPION 2000

      o Prospectus dated May 1, 1994, as supplemented February 14, 1995.

      o Prospectus dated May 1, 1993, as supplemented August 29, 1993, February 28, 1994, May 1, 1994 and February 14, 1995.

      o Prospectus dated November 27, 1991, as supplemented May 1, 1992, March 15, 1993, May 1, 1993, August 29, 1993, February 28, 1994, May 1, 1994
        and February 14, 1995.

INCENTIVE LIFE 2000

      o Prospectus dated May 1, 1994*, as supplemented February 14, 1995.

      o Prospectus dated May 1, 1993*, as supplemented August 29, 1993, February 28, 1994, May 1, 1994 and February 14, 1995.

      o Prospectus dated November 27, 1991*, as supplemented May 1, 1992, March 15, 1993, May 1, 1993, August 29, 1993, February 28, 1994, May 1, 1994
        and February 14, 1995.

INCENTIVE LIFE

      o Prospectus dated May 1, 1994, as supplemented February 14, 1995.

      o Prospectus dated May 1, 1993, as supplemented August 29, 1993, February 28, 1994, May 1, 1994 and February 14, 1995.

      o Prospectus dated February 27, 1991, as supplemented May 1, 1992, January 27, 1993, May 1, 1993, August 29, 1993, February 28, 1994, May 1, 1994
        and February 14, 1995.

      o Prospectus dated May 1, 1990, as supplemented August 15, 1990, February 27, 1991, January 29, 1993, May 1, 1993, August 29, 1993, February 28,
        1994, May 1, 1994 and February 14, 1995.

      o Prospectus dated August 29, 1989, as supplemented October 23, 1989, August 15, 1990, February 27, 1991, January 29, 1993, May 1, 1993,
        August 29, 1993, February 28, 1994, May 1, 1994 and February 14, 1995.

      o Prospectus dated May 1, 1989, as supplemented August 29, 1989, August 15, 1990, February 27, 1991, January 29, 1993, February 28, 1994, May 1,
        1994 and February 14, 1995.

SP-FLEX

      o Prospectus dated September 30, 1987, as supplemented May 1, 1989, May 1, 1990, February 27, 1991, May 1, 1993, February 28, 1994, May 1, 1994,
        August 29, 1994 and February 14, 1995.

      o Prospectus dated August 24, 1987, as supplemented September 30, 1987, May 1, 1989, May 1, 1990, February 27, 1991, May 1, 1993, February 28,
        1994, May 1, 1994, August 29, 1994 and February 14, 1995.

SURVIVORSHIP 2000

      o Prospectus dated May 1, 1994, as supplemented February 14, 1995.

      o Prospectus dated May 1, 1993, as supplemented August 29, 1993, February 28, 1994, May 1, 1994 and February 14, 1995.

      o Prospectus dated August 18, 1992, as supplemented May 1, 1993, August 29, 1993, February 28, 1994, May 1, 1994 and February 14, 1995.


*Including, for eligible purchasers, Special Offer Policy Supplement of same date.

                                                                      APPENDIX B

MANAGEMENT

Here is a list of our directors and principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.


NAME AND PRINCIPAL                       BUSINESS EXPERIENCE
BUSINESS ADDRESS                         WITHIN PAST FIVE YEARS
-----------------------                  -------------------------
DIRECTORS

Michel Beaulieu......................    Director of Equitable  Variable since February 1992.  Senior Vice President,  Equitable, since  September  1991;  prior  thereto,  Chief  Life  Actuary  AXA group  1989 to 1991;
                                         Managing Director Blondeau & CIE (France) 1986 to 1989. Director, Equity & Law (London).

William T. McCaffrey.................    Director  of  Equitable   Variable  since  February  1987.   Executive  Vice  President,
                                         Equitable,  since  February 1986 and Chief  Administrative  Officer since February 1988;
                                         prior thereto, various other Equitable positions.  Director,  Equitable Foundation since
                                         September 1986.

Christophe Dupont-Madinier...........    Director of Equitable  Variable since February 1993. Senior Vice President,  AXA (Paris,
                                         France),  since 1988.  Director,  Donaldson,  Lufkin & Jenrette,  Inc.; Alliance Capital
                                         Management Corporation, Equitable Real Estate Investment Management, Inc.

Jose S. Suquet.......................    Director of Equitable  Variable  since January 1995.  Executive Vice President and Chief
                                         Agency Officer,  Equitable, since August 1994; prior thereto, Agency Manager, Equitable, since February 1985.

Laurent Clamagirand..................    Director of Equitable  Variable since February  1995;  Director of Financial  Reporting,
                                         Equitable,  since November 1994; prior thereto,  International Controller,  AXA, January
                                         1990 to October 1994; Director, Equitable of Colorado, since March 1995

OFFICERS -- DIRECTORS

James M. Benson......................    President,  Equitable  Variable  since  December,  1993;  Vice  Chairman  of the  Board,
                                         Equitable  Variable July 1993 to December 1993.  President and Chief Operating  Officer,
                                         Equitable,  February 1994 to present;  Senior  Executive Vice  President,  April 1993 to
                                         February  1994.  Prior  thereto,  President,  Management  Compensation  Group,  1983  to
                                         February 1993. Director, Alliance Capital, October 1993 to present.

Harvey Blitz.........................    Vice  President,  Equitable  Variable since April 1995;  Director of Equitable  Variable since October 1992.  Senior Vice President,  Equitable since September 1987. Senior Vice
                                         President,  The Equitable  Companies  Incorporated,  since July 1992.  Director,  Equico
                                         Securities,  Inc.,  since September 1992;  Equitable of Colorado,  since September 1992;
                                         Equisource and its subsidiaries since October 1992

Gordon Dinsmore......................    Senior Vice President,  Equitable Variable,  since February 1991. Senior Vice President,
                                         Equitable  since  September  1989;  prior thereto,  various other  Equitable  positions.
                                         Director  and Senior Vice  President,  March 1991 to  present,  Equitable  of  Colorado;
                                         Director,  FHJV  Holdings,   Inc.,  December  1990  to  present;   Director,   Equitable
                                         Distributors,  Inc., August 1993 to present, and Director Equitable Foundation, May 1991 to present

Jerry de St Paer.....................    Senior Investment  Officer,  Equitable Variable since April 1995;  Director of Equitable
                                         Variable  since  April  1992.  Executive  Vice  President  &  Chief  Financial  Officer,
                                         Equitable,  since April 1992;  prior thereto,  Executive  Vice President  since December
                                         1990;  Senior  Vice  President  &  Treasurer  June 1990 to  December  1990;  Senior Vice
                                         President,  Equitable  Investment  Corporation  January 1987 to January 1991;  Executive
                                         Vice President & Chief Financial  Officer,  The Equitable  Companies  Incorporated since
                                         May 1992; Director, Economic Services Corporation & various Equitable subsidiaries.

James S. Kalmer......................    Senior Vice  President,  Equitable  Variable,  since February 1991. Vice President since
                                         December 1987.  Senior Vice President,  Equitable,  since September 1989, prior thereto,
                                         Vice  President.  Director,  Equisource  and its  subsidiaries  since  March  1991;  and
                                         Equitable Underwriting and Sales Agency (Bahamas) Limited since March 1994.


NAME AND PRINCIPAL                       BUSINESS EXPERIENCE
BUSINESS ADDRESS                         WITHIN PAST FIVE YEARS
-----------------------                  -------------------------
OFFICERS -- DIRECTORS (Continued)
Joseph J. Melone....................     Chairman  of the  Board  and  Chief  Executive  Officer,  Equitable  Variable,  since
                                         November  1990;  Chairman  of the  Board  and  Chief  Executive  Officer,  Equitable,
                                         February 1994 to present;  President and Chief Executive  Officer,  September 1992 to
                                         February 1994;  President and Chief Operating Officer from November 1990 to September
                                         1992.  President and Chief Operating Officer of The Equitable Companies  Incorporated
                                         since July 1992.  Prior  thereto,  President,  The  Prudential  Insurance  Company of
                                         America,  since December 1984.  Director,  Equity & Law (United  Kingdom) and various other Equitable subsidiaries.

Brian O'Neil........................     Senior  Vice  President  and Chief  Investment  Officer,  Equitable  Variable,  since
                                         October 1992. Executive Vice President & Chief Investment Officer,  Equitable,  since
                                         April 1992; prior thereto;  Senior Vice President since February 1989; Vice President from July 1988 to February 1989. Senior Vice President,  Equitable Capital Management
                                         Corporation,  from  November  1987 to March  1989.  Director,  Equitable  Real Estate
                                         Investment  Management,  Inc. since May 1992; Alliance since October 1993;  Equitable
                                         Foundation since May 1991.

Samuel B. Shlesinger................     Senior  Vice  President,   Equitable  Variable,  since  February  1988.  Senior  Vice
                                         President  and  Actuary,  Equitable;  prior  thereto,  Vice  President  and  Actuary.
                                         Director, Chairman and CEO, Equitable of Colorado.

Dennis D. Witte.....................     Senior  Vice  President,   Equitable  Variable,  since  February  1991;  Senior  Vice
                                         President,  Equitable,  since July  1990;  prior  thereto,  various  other  Equitable positions.
OFFICERS

J. Thomas Liddle, Jr. ..............     Senior  Vice  President  and  Chief  Financial  Officer,  Equitable  Variable,  since
                                         February 1986.  Senior Vice  President,  Equitable  since April 1991;  prior thereto,
                                         Vice President and Actuary, Equitable.

Franklin Kennedy, III...............     Vice  President,  Equitable  Variable,  since  August  1981.  Senior Vice  President,
    1345 Avenue of the Americas          Alliance  Capital  Management   Corporation,   July  1993  to  present;  Senior  Vice
    New York, New York  10105            President,  Equitable Capital Management  Corporation,  March 1987 to July 1993. Vice
                                         President,  The Hudson River Trust.  Managing Director and Chief Investment  Officer,
                                         Equitable Investment Management Corporation, from November 1983 to January 1987.

William A. Narducci.................     Vice  President and Chief Claims  Officer,  Equitable  Variable  since February 1989.
    200 Plaza Drive                      Vice  President,  Equitable  since  February  1988;  prior  thereto,  Assistant  Vice
    Secaucus, New Jersey 07096           President.

John P. Natoli......................     Vice President and Chief Underwriting  Officer,  Equitable  Variable,  since February
                                         1988. Vice President, Equitable.

Molly K. Heines.....................     Secretary,  Equitable  Variable,  since February 1991;  Vice President and Secretary,
                                         Equitable, since July 1990; prior thereto, Vice President & Counsel.

Kevin R. Byrne......................     Treasurer,  Equitable  Variable,  since September 1990; Vice President and Treasurer,
                                         Equitable  since  September  1993;  prior thereto,  Vice President from March 1989 to
                                         September 1993. Vice President and Treasurer,  The Equitable Companies  Incorporated,
                                         September  1993 to present;  Frontier  Trust since  August 1990;  Equisource  and its subsidiaries October 1990 to present.

Stephen Hogan.......................     Vice President and Controller,  Equitable  Variable,  February 1994 to present.  Vice
                                         President,  Equitable,  January 1994 to present;  prior  thereto,   Controller, John
                                         Hancock subsidiaries, from 1987 to December 1993.

                                                                      APPENDIX C

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account Funds and Trust portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds,
(2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trust portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your variable life insurance premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1925 and December 31, 1994 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trust and do not constitute a representation that the performance of the Separate Account Funds or the Trust portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page A-1 of the Trust's prospectus.


                         AVERAGE ANNUAL RATES OF RETURN

                                                 LONG-TERM          LONG-TERM        INTERMEDIATE-                     CONSUMER
                                  COMMON         GOVERNMENT         CORPORATE            TERM           TREASURY        PRICE
                                  STOCKS            BONDS             BONDS              BONDS            BILLS         INDEX
                                  ------            -----             -----              -----            -----         -----
FOR THE
FOLLOWING
PERIOD ENDING
12/31/94:
---------
 1 year....................           1.31          - 7.77            - 5.76             - 5.14           3.90          2.78
 3 year....................           6.26            5.62              5.28               4.19           3.43          2.81
 5 year....................           8.69            8.34              8.36               7.46           4.73          3.51
10 year....................          14.40           11.86             11.57               9.40           5.76          3.59
20 year....................          14.58            9.42             10.00               9.25           7.29          5.45
30 year....................           9.95            6.96              7.31               7.84           6.66          5.36
40 year....................          10.66            5.62              6.14               6.58           5.63          4.40
50 year....................          11.92            4.99              5.34               5.59           4.69          4.35
60 year....................          11.48            4.81              5.21               5.19           3.92          4.10
since 1926.................          10.19            4.83              5.41               5.09           3.69          3.13
Inflation Adjusted
Since 1926 ................           6.85            1.65              2.22               1.91           0.55            --
------------


 *Source: Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
  INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1995 YEARBOOK(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

  Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

  Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

  Long-term Corporate Bonds -- For the period 1969-1994, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1994; for the period 1926-1945, the Standard and Poor's monthly
  High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

  Intermediate-term Government Bonds -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

  U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

  Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
VM 501
HRT 103 (5/95)
--------------------------------------------------------------------------------

                                                             BULK RATE
                                                           U.S. POSTAGE
                                                               PAID
                                                          PERMIT NO. 148
                                                          BROOKLYN, N.Y.








      EQUITABLE VARIABLE LIFE INSURANCE COMPANY
      Mailing Address:
      2 Penn Plaza
      New York, New York 10121
      ADDRESS CORRECTION REQUESTED
      RETURN POSTAGE GUARANTEED

                       VARIABLE LIFE INSURANCE POLICY WITH
                            ADDITIONAL PREMIUM OPTION

                                   SP-FLEX(TM)

                                 [SP-FLEX LOGO]

                                    ISSUED BY
        [EQUITABLE VARIABLE LIFE INSURANCE COMPANY LOGO -- 1986 VERSION]

VM 369                                       PROSPECTUS DATED SEPTEMBER 30, 1987

                             THE HUDSON RIVER TRUST

                          PRINCIPAL OFFICE LOCATED AT:
                               787 SEVENTH AVENUE
                              NEW YORK, N.Y. 10019

HRT 102                                      PROSPECTUS DATED SEPTEMBER 30, 1987

                                   SP-FLEX(TM)

                       VARIABLE LIFE INSURANCE POLICY WITH
                            ADDITIONAL PREMIUM OPTION

SP-Flex(TM) (Policy Form No. 87-500) is a variable life insurance policy that currently requires payment of only one premium. SP-Flex is issued by Equitable Variable Life Insurance Company. The minimum initial premium for policies on insured persons over age 30 is $10,000 (age 30 or under, the minimum is $5,000). However, you may also make additional premium payments ($1,000 minimum), subject to certain conditions. Before issuing a policy or accepting any additional premium payments, we require satisfactory evidence of insurability.

Your entire initial premium and, after deduction of a $25 administrative charge, any additional premiums are deposited in your Policy Account. The value of your Policy Account will increase or decrease with the investment experience of the assets supporting your policy. The value of your Policy Account will also reflect the cost of insurance and expenses. You may incur a surrender charge if you surrender your policy or allow it to lapse.

The amounts in your Policy Account are allocated, at your direction, among one or more of the investment divisions of Equitable Variable's Separate Account FP. We invest each of the investment divisions of our Separate Account in shares of a corresponding portfolio of The Hudson River Trust, a mutual fund that invests the assets of separate accounts of insurance companies. The Trust is the successor to The Hudson River Fund, Inc. pursuant to an Agreement and Plan of Reorganization dated September 30, 1987.

The prospectus for the Trust, attached to this prospectus, describes the investment objectives, policies and risks of each of the Trust's portfolios. Currently, the following portfolios are available:

      o Aggressive Stock      o Global            o Balanced
      o High Yield            o Common Stock      o Money Market

Your Policy Account will vary in value with the investment performance of the corresponding Fund portfolios, and there is no minimum Policy Account value. This means that you will bear the investment risk for the amounts in your Policy Account.

SP-Flex pays an Insurance Benefit (net of any indebtedness) when the insured person dies if the policy is still in effect. The Insurance Benefit equals the amount in your Policy Account on the day the insured person dies less any unpaid cost of insurance charges, times a factor which is based on the insured person's age and sex. There is no minimum Insurance Benefit.

SP-FLEX IS A VARIABLE LIFE INSURANCE POLICY DESIGNED FOR SINGLE PREMIUM PURCHASES. SP-FLEX OFFERS A LIMITED OPPORTUNITY TO PAY ADDITIONAL PREMIUMS. YOU ARE NOT REQUIRED TO PAY ANY ADDITIONAL PREMIUMS.

Your policy is serviced at the Administrative Office shown on page 3 of your policy when it is issued. Our Home Office is 787 Seventh Avenue, New York, N.Y. 10019, telephone (212) 714-4643.

You have the right to examine this policy and return it to us for a refund within 10 days after you receive it.

PLEASE READ THIS PROSPECTUS FOR DETAILS ON THE POLICY BEING OFFERED TO YOU, AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE HUDSON RIVER TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

REPLACING YOUR EXISTING INSURANCE OR, IF YOU ALREADY OWN A FLEXIBLE PREMIUM INSURANCE POLICY, ACQUIRING ADDITIONAL INSURANCE THROUGH THE POLICY DESCRIBED IN THIS PROSPECTUS, MAY NOT BE TO YOUR ADVANTAGE.

THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1987

VM-369
Copyright 1987 Equitable Variable Life Insurance Company. All rights reserved.

In this prospectus "Equitable Variable", "we", "our" and "us" mean Equitable Variable Life Insurance Company, a New York stock life insurance company. We are a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, a New York mutual life insurance company (Equitable).

"You" and "your" mean the owner of the policy. We refer to the person who is covered by the policy as the "insured person", because the insured person and the policyowner may not be the same.

                                TABLE OF CONTENTS

                                                                       PAGE

PART 1 -- SUMMARY.........................................................1
          FEATURES OF SP-FLEX.............................................1
          INVESTMENT CHOICES..............................................1
          CHARGES.........................................................2
          USING YOUR POLICY ACCOUNT.......................................2
          ADDITIONAL INFORMATION..........................................3
          RATES OF RETURN.................................................3
          HYPOTHETICAL ILLUSTRATIONS......................................4
PART 2 -- DETAILED INFORMATION ABOUT EQUITABLE VARIABLE
  AND SP-FLEX INVESTMENT CHOICES..........................................6
          EQUITABLE VARIABLE..............................................6
          EQUITABLE.......................................................6
             Equitable's Investment In Equitable Variable.................6
             Donaldson, Lufkin & Jenrette, Inc............................6
          INVESTMENT CHOICES..............................................7
          THE SEPARATE ACCOUNT AND ITS DIVISIONS..........................7
             A Unit Investment Trust......................................7
             The Investment Divisions Of The Separate
                Account...................................................7
             Other Policies Use The Separate Account......................7
             We Own The Assets Of The Separate
                Account...................................................7
          THE TRUST.......................................................7
          PREDECESSORS OF THE TRUST.......................................8
          INVESTMENT OBJECTIVES OF THE PORTFOLIOS.........................8
          THE TRUST'S INVESTMENT ADVISER..................................9
PART 3 -- DETAILED INFORMATION ABOUT SP-FLEX.............................10
          PREMIUMS.......................................................10
             You Direct The Investment Of Your
                Premiums.................................................10
          CHARGES........................................................10
             Deductions From Premiums....................................10
             Policy Account Charges......................................10
             Expenses Of The Trust.......................................11
             Surrender Charge............................................11
             Transfer Charge.............................................12
          INSURANCE BENEFIT..............................................12
          YOUR POLICY ACCOUNT VALUE......................................13
             Amounts In The Separate Account.............................13
             How We Determine Unit Value.................................13
          BORROWING FROM YOUR POLICY ACCOUNT.............................14
             How To Request A Loan.......................................14
             Policy Loan Interest........................................14
             Interest On Your Loaned Policy Account......................15
             When Interest Is Due........................................15
             Repaying The Loan...........................................15
             The Effects Of A Policy Loan................................16
          OTHER POLICY ACCOUNT TRANSACTIONS..............................16
             Changing Your Premium Allocations...........................16
             Transfers Among Investment Choices..........................16
             Surrendering Your Policy For Cash...........................16
          YOUR RIGHT TO EXAMINE THE POLICY...............................16
          YOUR RIGHT TO EXCHANGE THE POLICY..............................16
          YOUR POLICY CAN LAPSE..........................................17
          POLICY PERIODS, ANNIVERSARIES, DATES AND AGES..................17
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY....................18
          ADDITIONAL INFORMATION ABOUT SP-FLEX...........................18
             When We Pay Proceeds........................................18
             Your Payment Options........................................19
             Your Beneficiary............................................20
             Assigning Your Policy.......................................20
             Employee Benefit Plans......................................20
             Our Reports To Policyowners.................................20
             Dividends...................................................20
PART 4 -- ADDITIONAL INFORMATION.........................................21
          TAX EFFECTS....................................................21
             Policy Proceeds.............................................21
             Pension And Profit-Sharing Plans............................22
             Our Income Taxes............................................22
             Tax Reform..................................................22
             When We Withhold Income Taxes...............................22
          YOUR VOTING PRIVILEGES.........................................23
             Trust Voting Privileges.....................................23
             How We Determine Your Voting Shares.........................23
             How Trust Shares Are Voted..................................23
             Voting Privileges Of Others.................................24
             Separate Account Voting Privileges..........................24
          SPECIAL ISSUE PROGRAMS.........................................24
             Purpose.....................................................24
             Guidelines..................................................24
          OUR RIGHT TO CHANGE HOW WE OPERATE.............................24
          SALES AND OTHER AGREEMENTS.....................................25
             Agents Are Paid Sales Commissions...........................25
             Brokers Are Paid Commissions................................25
             Applications................................................25
             Our Joint Service Agreement With Equitable..................25
          REGULATION.....................................................26
          LEGAL MATTERS..................................................26
          LEGAL PROCEEDINGS..............................................26
          FINANCIAL AND ACTUARIAL EXPERTS................................26
          ADDITIONAL INFORMATION.........................................26
          MANAGEMENT.....................................................27
PART 5 -- ILLUSTRATIONS OF INSURANCE BENEFIT, POLICY ACCOUNT
  AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS....................30
PART 6 -- FINANCIAL STATEMENTS...........................................37

The purpose of the policy we are offering is to provide insurance protection for a policy's beneficiary.

We do not claim that the policy is in any way similar to or comparable to a mutual fund's systematic investment plan.

The policy is not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Equitable Variable does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by Equitable Variable.

PART 1:  SUMMARY

Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that state variations will be covered by prospectus supplement or policy endorsement, as appropriate. The terms under which SP-Flex is issued may also vary from those described in this prospectus based on particular circumstances. See "Special Issue Programs" in Part 4.

The description of SP-Flex in this prospectus is subject to the terms of the policy you buy and any supplement or endorsement to it. You may review a copy of our policy and any supplement or endorsement to it on request.

FEATURES OF SP-FLEX

PREMIUMS. You purchase SP-Flex with a single initial premium payment. The minimum initial premium payment for policies on insured persons over age 30 is $10,000 (age 30 or under, the minimum is $5,000). If you provide us with satisfactory evidence that the insured person is still insurable, you may pay additional premiums ($1,000 minimum) after the second policy year, subject to certain conditions. In addition, if we impose the maximum cost of insurance charges permitted under your policy, an additional premium could be required to keep your policy from lapsing.

POLICY ACCOUNT. Your entire initial premium and, after deduction of a $25 administrative charge, any additional premiums you pay are put in your Policy Account. The amounts in your Policy Account are allocated, at your direction, among one or more of the divisions of our Separate Account FP (the Separate Account).

Your Policy Account reflects the amount of premiums paid, charges for the cost of insurance and expenses, the investment experience of amounts you have allocated to one or more divisions of the Separate Account and interest declared on your Loaned Policy Account (amounts set aside to secure any borrowing you have made under your SP-Flex policy). No minimum Policy Account value is guaranteed. See "Your Policy Account Value" and "Policy Periods, Anniversaries, Dates And Ages" in Part 3.

INSURANCE BENEFIT. SP-Flex pays an Insurance Benefit (net of any indebtedness) when the insured person dies if the policy is still in effect. The Insurance Benefit equals the amount in the Policy Account on the day the insured person dies less any unpaid cost of insurance charges, times a factor. The factor used depends on the insured person's sex and age. The factor generally declines as the insured person gets older. No minimum Insurance Benefit is guaranteed. See "Insurance Benefit" and "Additional Information about SP-Flex -- Your Payment Options" in Part 3.

INVESTMENT CHOICES

You may allocate amounts in your Policy Account to one or more of the investment divisions of our Separate Account. The current investment divisions are:

        o Aggressive Stock            o Common Stock
        o High Yield                  o Balanced
        o Global                      o Money Market

Each of the investment divisions invests in shares of a corresponding portfolio of The Hudson River Trust (the Trust), a "series" type mutual fund. The portfolios of the Trust have different investment objectives.

Equitable Capital Management Corporation (Equitable Capital) is the investment adviser of the Trust. The maximum effective annual rate at which the Trust pays advisory fees is .55% of the average daily value of a portfolio's aggregate net assets.

For a full description of the Trust, see the Trust's prospectus, which is attached to this prospectus, and the Trust's Statement of Additional Information referred to therein.

CHARGES

DEDUCTIONS FROM PREMIUMS. Your entire initial premium is put in your Policy Account. No deductions are made from your initial premium. However, any additional premiums you choose to pay are subject to a $25 administrative charge. See "Charges -- Deductions From Premiums" in Part 3. Also, as described below, all premiums may be subject to a surrender charge.

POLICY ACCOUNT CHARGES. In determining the value of the amounts you have in the divisions of the Separate Account, charges are deducted daily at effective annual rates of .85% for mortality and expense risks and .35% for administrative costs. We guarantee that the rates for mortality and expense risks and administrative costs will not increase.

We also make a charge for the cost of insurance under your policy. We guarantee that the cost of insurance charges under your policy will not exceed cost of insurance charges based on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables. Currently, the charge for the cost of insurance is deducted daily at an effective annual rate of .60%. See "Charges -- Policy Account Charges" in Part 3.

In addition, we reserve the right to make a charge in the future for taxes or provisions made for taxes.

EXPENSES OF THE TRUST. Shares of the Trust are purchased and redeemed at their net asset value which reflects management fees and other expenses already deducted from the assets of the Trust. The Trust does not impose a sales charge. See "The Trust" in Part 2.

SURRENDER CHARGE. If you surrender your policy or allow it to lapse you will incur a surrender charge. The maximum charge is 7% of the initial premium and 5% of each additional premium. The charge is a contingent deferred sales load which is based on premium payments and declines 1% each policy year to zero over a fixed surrender charge period. See "Charges -- Surrender Charge" and "Your Policy Can Lapse" in Part 3.

USING YOUR POLICY ACCOUNT

BORROWING FROM YOUR POLICY ACCOUNT. You may borrow up to 95% of the Cash Surrender Value on the date of the borrowing, using only your policy as security for the loan. The Cash Surrender Value is the difference between the value of your Policy Account (net of any unpaid cost of insurance charge) and any applicable surrender charge. Up to a certain loan amount, the interest charged on your loan will, in effect, be offset by the interest we declare on your Loaned Policy Account. The interest rate charged on borrowings in excess of this amount will be no more than 2% over the interest rate we declare on your Loaned Policy Account. See "Borrowing From Your Policy Account" in Part 3.

TRANSFERS AMONG INVESTMENT CHOICES. You may transfer amounts in your Policy Account among the divisions of our Separate Account. Transfers take effect on the date we receive your request. We require minimum amounts for any transfer, usually $500. Currently, you may make transfers among your investment choices without charge. However, we may impose a transfer charge in the future of up to $25 if you make more than four transfers a year. See "Other Policy Account Transactions -- Transfers Among Investment Choices" in Part 3.

SURRENDERING YOUR POLICY FOR CASH. If you surrender the policy for cash, we will pay you the Net Cash Surrender Value (Cash Surrender Value less any outstanding loan and loan interest due). See "Other Policy Account Transactions -- Surrendering Your Policy For Cash" in Part 3.

ADDITIONAL INFORMATION

YOUR RIGHT TO EXAMINE THIS POLICY. You have a right to examine the policy and, if you wish, return it to us for a refund. Your request must be postmarked no later than 10 days after you receive your policy. See "Your Right To Examine The Policy" in Part 3.

YOUR RIGHT TO EXCHANGE THIS POLICY. Within 24 months of your policy's Issue Date, you may exchange it for a policy of permanent fixed benefit life insurance on the life of the insured person. This exchange will not require evidence of insurability. See "Your Right To Exchange The Policy" in Part 3.

TAX EFFECTS OF SP-FLEX. Generally, the Insurance Benefit paid to the beneficiary of this policy is not subject to Federal income tax. In addition, under current Federal tax law, you do not generally have to pay income tax on any earnings in your Policy Account as long as they remain in your Policy Account. See "Tax Effects" in Part 4.

YOUR POLICY CAN LAPSE. This policy will remain in force for the life of the insured person unless the unpaid portion of any amount you have borrowed under your policy plus unpaid loan interest exceeds your policy's Cash Surrender Value. Your policy could also lapse if your policy's Net Cash Surrender Value is insufficient to pay the deduction for the cost of insurance charge. See "Your Policy Can Lapse" in Part 3.

RATES OF RETURN

The rates of return shown below are based on the actual investment performance, after deduction for investment management fees and direct Trust operating expenses, of the portfolios of the Trust (other than the High Yield and Global Portfolios) for the periods ending June 30, 1987. The High Yield and Global Portfolios received their initial funding on January 2, 1987 and August 31, 1987, respectively. The historical performance of the Common Stock and Money Market Portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and .10% per annum in estimated direct Trust operating expenses. See "Predecessors of the Trust" in
Part 2.

These rates of return do not reflect the 1.80% Policy Account charges which reduce the actual return to policyowners. Also, the rates do not reflect the surrender charge you may incur if you surrender your policy or allow it to lapse. (See "Charges -- Policy Account Charges" in Part 3). Accordingly, these rates are not illustrative of how actual investment performance will affect the benefits under your policy (see, however, "Hypothetical Illustrations"). Moreover, these rates of return are not an estimate or guarantee of future performance. You may, however, consider these rates of return in assessing the competence and performance of the Trust's investment adviser.

  PORTFOLIO              10 YEARS      5 YEARS       3 YEARS        1 YEAR
                         --------      -------       -------        ------
  Aggressive Stock(a)...   --            --             --           23.1%
  Common Stock..........   19.0%        28.5%          29.4%         18.4%
  Balanced(a)...........   --            --             --           10.9%
  Money Market(a).......   --            8.7%           7.9%          6.0%

----------
(a) The Aggressive Stock and Balanced Portfolios received their initial funding on January 27, 1986, and the predecessor of the Money Market Portfolio received its initial funding on July 13, 1981.

Additional information regarding the investment performance of the portfolios of the Trust appears in the attached Trust prospectus.

HYPOTHETICAL ILLUSTRATIONS

To demonstrate how the actual investment experience of the Separate Account divisions will affect the Insurance Benefit, Policy Account and Cash Surrender Values under SP-Flex, we have developed hypothetical illustrations for the Common Stock and Money Market Divisions which invest in the Common Stock and Money Market Portfolios of the Trust.

ADJUSTMENTS AND ASSUMPTIONS. Because the historical charges against the predecessors of the Common Stock and Money Market Portfolios (See "Predecessors Of The Trust" in Part 2) differed from the charges currently applicable, the historical performance has been adjusted to reflect the current maximum annual investment management fee of .40% and estimated direct operating expenses of
 .10% per year.

In addition, we have assumed that the Separate Account has been in existence since January 1, 1977 and that the Policy Account charges applied during the periods shown. We have developed these illustrations based on both the current Policy Account charges at the effective annual rate of 1.80% and the charges that would apply if the maximum cost of insurance charges permitted under your policy were imposed. See "Charges -- Policy Account Charges" in Part 3. These adjustments were made only for the value of Trust shares on the policy anniversaries shown, not on a daily basis as the current charges would be made.

EXPLANATION OF EXAMPLES. The examples of policy performance that follow are for a specific age, sex and policy anniversary and are not an estimate or guarantee of future performance. They assume that no additional premium payments have been made and that no transfer charges have been incurred. Part of the increase in the Cash Surrender Values in these examples is due to the 1% annual decrease in the surrender charge which applies during the first seven policy years.

THE COMMON STOCK DIVISION. The following examples show how the hypothetical net return of the Common Stock Division and its predecessors would have affected benefits for a policy dated January 1, 1977. Assume that the insured person was a male age 35 and that a single premium of $20,000 was paid on January 1, 1977. The examples also assume that the premium and related Policy Account and Cash Surrender Values were in the Common Stock Division for the entire period.

                                     SP-FLEX
          VARIABLE LIFE INSURANCE POLICY WITH ADDITIONAL PREMIUM OPTION
                ($79,452 Initial Insurance Benefit Standard Risk)
                            Based on Current Charges

POLICY ANNIVERSARY
ON JAN. 1 OF            INSURANCE BENEFIT      POLICY ACCOUNT VALUE      CASH SURRENDER VALUE
------------------      -----------------      --------------------      --------------------
1978..............          $ 67,972                 $17,686                   $16,486
1979..............            70,968                  19,085                    18,085
1980..............            84,688                  23,534                    22,734
1981..............           124,451                  35,732                    35,132
1982..............           111,676                  33,122                    32,722
1983..............           121,774                  37,298                    37,098
1984..............           148,589                  46,988                    46,988
1985..............           137,952                  45,029                    45,029
1986..............           176,735                  59,529                    59,529
1987..............           200,793                  69,771                    69,771

                                     SP-FLEX
          VARIABLE LIFE INSURANCE POLICY WITH ADDITIONAL PREMIUM OPTION
                ($79,452 Initial Insurance Benefit Standard Risk)
                            Based on Maximum Charges

POLICY ANNIVERSARY
ON JAN. 1 OF          INSURANCE BENEFIT      POLICY ACCOUNT VALUE      CASH SURRENDER VALUE
------------------    -----------------      --------------------      --------------------
1978..............        $ 67,963                  $17,683                  $16,483
1979..............          70,942                   19,078                   18,078
1980..............          84,624                   23,516                   22,716
1981..............         124,286                   35,685                   35,085
1982..............         111,442                   33,052                   32,652
1983..............         121,397                   37,182                   36,982
1984..............         147,937                   46,781                   46,781
1985..............         137,137                   44,763                   44,763
1986..............         175,371                   59,069                   59,069
1987..............         198,830                   69,089                   69,089

As of June 30, 1987, under current and maximum charges, respectively, the Insurance Benefit would have increased to $255,354 and $252,566; the Policy Account Value would have increased to $88,729 and $87,761; and the Cash Surrender Value would have increased to $88,729 and $87,761.

THE MONEY MARKET DIVISION. The following examples show how the hypothetical net return of the Money Market Division and its predecessors would have affected benefits for a policy dated January 1, 1982. Assume that the insured was a male age 35 and that a single premium of $20,000 was paid on January 1, 1982. The examples also assume that the premium and related Policy Account and Cash Surrender Values were in the Money Market Division for the entire period.

                                     SP-FLEX
          VARIABLE LIFE INSURANCE POLICY WITH ADDITIONAL PREMIUM OPTION
                ($79,452 Initial Insurance Benefit Standard Risk)
                            Based on Current Charges

POLICY ANNIVERSARY
ON JAN. 1 OF          INSURANCE BENEFIT      POLICY ACCOUNT VALUE      CASH SURRENDER VALUE
------------------    -----------------      --------------------      --------------------
1983..............        $85,279                   $22,189                  $20,989
1984..............         88,319                    23,751                   22,751
1985..............         93,003                    25,845                   25,045
1986..............         95,680                    27,471                   26,871
1987..............         96,995                    28,767                   28,367

                                     SP-FLEX
          VARIABLE LIFE INSURANCE POLICY WITH ADDITIONAL PREMIUM OPTION
                ($79,452 Initial Insurance Benefit Standard Risk)
                            Based on Maximum Charges

POLICY ANNIVERSARY
ON JAN. 1 OF          INSURANCE BENEFIT      POLICY ACCOUNT VALUE      CASH SURRENDER VALUE
------------------    -----------------      --------------------      --------------------
1983..............        $85,267                   $22,186                  $20,986
1984..............         88,286                    23,742                   22,742
1985..............         92,933                    25,826                   25,026
1986..............         95,554                    27,435                   26,835
1987..............         96,792                    28,707                   28,307

As of June 30, 1987, under current and maximum charges, respectively, the Insurance Benefit would have increased to $98,964 and $98,709; the Policy Account Value would have increased to $29,351 and $29,276; and the Cash Surrender Value would have increased to $28,951 and $28,876.

OTHER ILLUSTRATIONS. We have also prepared illustrations based on assumed rates of return. See "Illustrations Of Insurance Benefit, Policy Account And Cash Surrender Values, And Accumulated Premiums" in Part 5.

PART 2:  DETAILED INFORMATION ABOUT EQUITABLE VARIABLE
         AND SP-FLEX INVESTMENT CHOICES

EQUITABLE VARIABLE

Equitable Variable, a wholly-owned subsidiary of Equitable, was organized in 1972 in New York State as a stock life insurance company. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia.

We sell both traditional and innovative forms of life insurance designed to give policyowners maximum choice and flexibility. In 1976 we began selling variable life insurance policies with insurance benefits that varied with the experience of each policy's investment account. In 1983 we began selling variable life insurance policies which could be purchased with a single premium payment. In 1986 we introduced variable life insurance policies which, within limits, permitted premium payments to be made on a flexible basis. We also sell single premium annuity contracts, fixed life insurance, term life insurance and universal life insurance.

At the end of 1986, we had approximately $9.7 billion of variable life insurance in force and $47.1 billion of fixed life insurance in force. We also had $1.9 billion of fixed annuity payment obligations.

Our financial statements and those of the Separate Account are in Part 6.

EQUITABLE

Equitable is a New York mutual life insurance company that has its home office at 787 Seventh Avenue, New York, New York 10019.

Equitable has been in business since 1859. Its total assets make it the third largest life insurance company in the United States. On December 31, 1986, these assets were approximately $55 billion. Equitable is also one of the largest managers of pension fund assets in the United States. On December 31, 1986, Equitable and its subsidiaries were managing pension fund assets of $66.2 billion and total assets of $102.7 billion. These assets include amounts in our General Account, Equitable's General Account and separate accounts, and other accounts managed by Equitable and Equitable Capital.

On December 31, 1986, Equitable Capital was managing approximately $30 billion in assets. Equitable Capital acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Equitable Capital also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, and non-tax-qualified corporate funds, pension and profit-sharing plans, foundations and tax-exempt organizations.

EQUITABLE'S  INVESTMENT  IN  EQUITABLE  VARIABLE.  Between  the  time  Equitable
Variable was organized and December 31, 1986, Equitable invested over $570 million in us. We have used the money to help meet operational costs and policy reserve requirements. Equitable will probably invest more money in us in the future, although it has no legal obligation to do so. Equitable's assets do not back the benefits that we pay under our policies.

DONALDSON, LUFKIN & JENRETTE, INC. Donaldson, Lufkin & Jenrette, Inc. (DLJ) is a wholly-owned subsidiary of Equitable. DLJ and its subsidiaries offer investment banking and securities services, market independently originated research to institutions and supply correspondent services, including order execution, securities clearance and other centralized financial services, to approximately 300 independent regional securities firms and 100 banks. To the extent permitted by law, we and our separate accounts, Equitable and its separate accounts, and companies affiliated with us, including the Trust, may engage in securities or other transactions with DLJ and its subsidiaries, including buying shares of affiliated investment companies.

INVESTMENT CHOICES

Your entire initial premium and, after deduction of a $25 administrative charge, any additional premiums you pay are put into your Policy Account. The amounts in your Policy Account are allocated to one or more of the divisions of the Separate Account according to the directions you provide. See "Premiums -- You Direct The Investment Of Your Premiums" in Part 3.

THE SEPARATE ACCOUNT AND ITS DIVISIONS

A UNIT INVESTMENT TRUST. The Separate Account is our Separate Account FP, established on April 19, 1985 under the Insurance Law of the State of New York as a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. The registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. A unit investment trust is a type of investment company.

THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. The Separate Account has six investment divisions, each of which invests in shares of a corresponding portfolio of the Trust. Currently, the Separate Account has Aggressive Stock, High Yield, Global, Common Stock, Balanced and Money Market Divisions.

OTHER POLICIES USE THE SEPARATE ACCOUNT. Premiums from our flexible premium variable life insurance policies also are, and premiums from other policies may also be, allocated to the Separate Account. These policyowners will participate in the Separate Account in proportion to the amounts in the Separate Account relating to their policies. We may also permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account.

WE OWN THE ASSETS OF THE SEPARATE ACCOUNT. Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one division of the Separate Account may be liable for claims relating to the operations of another division.

THE TRUST

The Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different "series" of stock, each of which relates to a different Trust portfolio with a different investment policy. The Trust does not impose a sales charge or "load" for buying and selling its shares. The Trust's shares are bought and sold by the Separate Account at net asset value. The Trust's custodian is The Chase Manhattan Bank, N.A.

The Trust sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to protect our policyowners. Also, if we ever believe that any of the Trust's portfolios is so large as materially to impair the investment performance of a portfolio or the Trust, we will examine other investment options.

More detailed information about the Trust, its investment policies, risks, expenses and all other aspects of its operations, appears in its prospectus, which is attached to this prospectus, and in its Statement of Additional Information referred to therein.

PREDECESSORS OF THE TRUST

Pursuant to a Plan of Reorganization approved by policyowners, we restructured our Separate Accounts I and II into one separate account in unit investment trust form, with two investment divisions, effective March 22, 1985. The assets and related liabilities of Separate Accounts I and II were transferred to the Common Stock and Money Market Portfolios, respectively, of The Hudson River Fund, Inc., in exchange for shares of the Fund's portfolios.

On September 30, 1987, pursuant to an Agreement and Plan of Reorganization approved by policyowners, The Hudson River Fund, Inc., a Maryland corporation, was reorganized as a Massachusetts business trust and its name was changed to The Hudson River Trust. Refer to the prospectus for the Trust for further information.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. Remember that the investment experience of the investment divisions of our Separate Account depends on the performance of the corresponding Trust portfolios. The policies and objectives of the Trust's portfolios are as follows:

PORTFOLIO             INVESTMENT POLICY                                OBJECTIVE
-------------------   ----------------------------------------------   ---------------------------------------------
AGGRESSIVE STOCK...   Primarily common stocks and other equity-type    Long-term growth of capital
                      securities issued by medium and smaller sized
                      companies with strong growth potential

HIGH YIELD.........   Primarily a diversified mix of high yield,       High return by maximizing current income and,
                      fixed income securities involving greater        to the extent consistent with that objective,
                      volatility of price and risk of principal        capital  appreciation
                      and income than high quality fixed income
                      securities

GLOBAL.............   Primarily equity securities of non-United        Long term growth of capital, with current
                      States as well as United States companies        income as a secondary objective

COMMON STOCK.......   Primarily common stock and other equity-type     Long-term growth of capital and increasing
                      instruments                                      income

BALANCED...........   Common stocks, publicly-traded debt              High return through a combination of current
                      securities and high quality money market         income and capital appreciation
                      instruments

MONEY MARKET.......   Primarily high quality short-term money          High level of current income while preserving
                      market instruments                               assets and maintaining liquidity

There is no guarantee that these objectives will be achieved.

THE TRUST'S INVESTMENT ADVISER

The Trust is advised by Equitable Capital, a wholly-owned subsidiary of Equitable. Equitable Capital is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Equitable Capital's address is 1285 Avenue of the Americas, New York, New York 10019.

The advisory fee payable by the Trust is based on annual percentages of the value of each portfolio's daily average net assets. The annual percentages for the portfolios corresponding to the divisions available for investment under SP-Flex are as follows:

                                            DAILY AVERAGE NET ASSETS
                                  ----------------------------------------------
                                   LESS THAN         $350 TO        GREATER THAN
                                  $350 MILLION     $750 MILLION     $750 MILLION
                                  ------------     ------------     ------------
COMMON STOCK, MONEY MARKET AND
  BALANCED PORTFOLIOS ............   .400%            .375%            .350%
AGGRESSIVE STOCK PORTFOLIO .......   .500%            .475%            .450%
HIGH YIELD AND GLOBAL PORTFOLIOS .   .550%            .525%            .500%

PART 3:  DETAILED INFORMATION ABOUT SP-FLEX

PREMIUMS

You purchase SP-Flex with a single initial premium due on or before the delivery of the policy. However, you may pay additional premiums after the second policy year, subject to certain conditions. The payment of additional premiums, if accepted by us, would increase the Insurance Benefit otherwise payable under your policy. See "Insurance Benefit." We reserve the right to limit additional premium payments to the extent necessary for the policy to continue to qualify as life insurance under applicable state law. See "Tax Effects -- Policy Proceeds" in Part 4.

Before issuing a policy or accepting any additional premium payments, we require satisfactory evidence of insurability. If we determine not to issue you a policy or decline to accept an additional premium, we will refund the initial premium or additional premium (exclusive of any interest or investment experience), as the case may be, to you. Any additional premium which we refund will have no effect on the value of your Policy Account. Additional premiums may be accepted to age 78.

The minimum initial premium for policies on insured persons over age 30 is $10,000 (age 30 or under, the minimum is $5,000). No insurance will take effect before the minimum initial premium is paid. The minimum amount of any additional premium payment is currently $1,000. We may increase the minimum amount of any additional premium payment 90 days after we notify you.

YOU DIRECT THE INVESTMENT OF YOUR PREMIUMS. Your entire initial premium is put in your Policy Account as of the later of the Register Date shown on page 3 of your policy when it is issued or the date we receive your initial premium at our Administrative Office. After deduction of a $25 administrative charge, any additional premium you pay is put in your Policy Account as of the later of the date we receive any required medical evidence or the date we receive any additional premium at our Administrative Office. Amounts become subject to charges and begin to vary with the investment experience of the divisions of the Separate Account as of the date they are put in your Policy Account.

You direct how the amounts in your Policy Account will be allocated among the divisions of the Separate Account. See "The Separate Account And Its Divisions" and "The Trust" in Part 2.

You make your initial decision regarding premium allocation on the application for your policy. Allocation percentages must be zero or a whole number not greater than 100. The sum of premium allocation percentages must equal 100. You may change such allocation percentages by written notice to our Administrative Office. A change will take effect on the date we receive it at our Administrative Office and will apply to additional premiums received after that date. You may also, within limits, transfer amounts in your Policy Account among the divisions of the Separate Account. See "Other Policy Account Transactions -- Transfers Among Investment Choices".

CHARGES

DEDUCTIONS FROM PREMIUMS. No deduction is made from your initial premium before it is put into your Policy Account. However, any additional premiums you chose to pay are subject to a $25 administrative charge. This charge is designed to reimburse us for the additional administrative costs we will incur as a result of an additional premium payment and we do not expect to gain from it.

POLICY ACCOUNT CHARGES. Currently, the amounts allocated to the divisions of the Separate Account are charged on a daily basis for mortality and expense risks and administrative costs at effective annual rates of .85% and .35%, respectively. We also make a daily charge at the current effective annual rate of .60% for the cost of insurance under the policies. See "Your Policy Account Value -- How We Determine Unit Value".

We guarantee that the rates for mortality and expense risks and administrative costs will not increase and that the cost of insurance charges will not exceed our guaranteed maximum (described below). In addition, we reserve the right to make a charge in the future for taxes or provisions made for taxes. See "Tax Effects -- Our Income Taxes" in Part 4.

o MORTALITY AND EXPENSE RISKS. In issuing an SP-Flex policy, we assume the mortality risk that insured persons may live for shorter periods of time than expected. The expense risk we assume is that the costs of issuing and administering policies may be greater than estimated.

If the amount collected from the charge for mortality and expense risk exceeds the amount needed, it will be to our benefit.

o COST OF INSURANCE. We guarantee that the cost of insurance charges under your policy will never be more than the cost based on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables for the "net amount at risk" attributable to your Policy. The net amount at risk is the excess of your Insurance Benefit over the amount in your Policy Account (net of any unpaid cost of insurance charges). Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and risk class. In Montana, there will be no distinctions based on sex.

Subject to the guaranteed maximum cost of insurance charges described in the preceding paragraph, instead of making a daily charge for cost of insurance, as discussed above, we reserve the right to make a charge at the end of a policy year for that year's cost of insurance based on the amount in your Policy Account and the sex and attained age of the insured person. The charge would be deducted from your Policy Account based on the proportion that your value in each division of the Separate Account bears to your total value in the divisions. Also, in determining the Insurance Benefit and Cash Surrender Value under your policy, we would deduct from the Policy Account an amount equal to any unpaid cost of insurance charge (determined on a pro rata basis for the portion of the policy year for which such charge applies).

Your  policy  could  lapse  if  your  policy's  Net  Cash  Surrender   Value  is
insufficient to pay the deduction for the cost of insurance charge. See "Your Policy Can Lapse".

o  ADMINISTRATIVE  COSTS.  In  connection  with  issuing  your  policy  we incur administrative costs, such as premium taxes and costs for application processing, medical examinations, establishing policy records and underwriting. In addition, we incur the continuing costs of maintaining your policy, such as claims processing, recordkeeping, communication with policyowners and other expenses and overhead. The charge for administrative costs is designed to reimburse us for such expenses. In the aggregate, we expect that the charges for administrative costs, including the $25 administrative charge deducted from additional premium payments, will be approximately equal to the related expenses.

EXPENSES OF THE TRUST. The Separate Account purchases shares of the Trust at their net asset value which reflects the management fees and other expenses deducted from the assets of the Trust. The Trust does not impose a sales charge. See "The Trust" in Part 2.

SURRENDER CHARGE. We incur expenses in selling SP-Flex, such as commissions, the cost of sales literature and other promotional activities and other direct and indirect expenses. To help recover these expenses, a surrender charge is imposed if you surrender your policy or allow it to lapse. The surrender charge is a contingent deferred sales load. If sales expenses are not covered by the surrender charge, we will recover them from other funds, including funds derived from any excess of other charges under this policy over our related costs.

The surrender charge is calculated as a percentage of premium payments and applies on a declining basis over a fixed surrender charge period. The portion of the charge based on the initial premium equals 7% of the initial premium and declines 1% in each successive policy year until it reaches zero at the beginning of the eighth policy year. The portion of the surrender charge based on each additional premium payment equals 5% of the additional premium during the policy year the premium was paid and declines 1% in each successive policy year until it reaches zero at the end of the fifth such policy year. The surrender charge is reflected as the difference between the amount in your Policy Account and the Cash Surrender Value during the surrender charge period.

TRANSFER CHARGE. Currently, we do not charge for transfers of Policy Account value. However, we may impose a charge in the future of up to $25 for each additional transfer if you make more than four transfers in a policy year. Any transfer charge would be designed to reimburse us for the costs of effecting the additional transfers.

All transfers included in one transfer request will count as one transfer for purposes of the charge. The charge will be deducted from the divisions of the Separate Account based on the proportion that your value in each division of the Separate Account bears to your total value in the divisions. See "Other Policy Account Transactions -- Transfers Among Investment Choices".

INSURANCE BENEFIT

We pay an Insurance Benefit (net of any indebtedness) to the beneficiary of this policy when the insured person dies. However, see "Your Policy Can Lapse". The Insurance Benefit varies daily to reflect the investment experience of the assets supporting your policy. See "Your Policy Account Value".

The Insurance Benefit is the amount in your Policy Account on the day the insured person dies less any unpaid cost of insurance charges through the date of death, times the factor for the insured person's sex and age (nearest birthday) at the beginning of the policy year of the insured person's death. In Montana, there will be no distinctions based on sex. The initial Insurance Benefit equals the applicable factor times your initial premium.

Different factors apply in the initial policy year and in each subsequent policy year. The factors generally decline as the insured person gets older. For ages that are not shown on the following table, we will furnish the applicable factors on request. If the insured person is still living on the policy anniversary nearest his or her 100th birthday, we will pay you the amount in your Policy Account (net of any indebtedness and unpaid cost of insurance charges). The policy will then end.

We reserve the right to make changes to the factors to the extent necessary to continue to qualify SP-Flex as life insurance under applicable tax law. See "Tax Effects -- Policy Proceeds" in Part 4.

                                     SP-FLEX
--------------------------------------------------------------------------------
             TABLE OF FACTORS USED IN DETERMINING INSURANCE BENEFIT

  AGE        MALE        FEMALE                     AGE       MALE       FEMALE
  ---        ----        ------                     ---       ----       ------
    0      12.3773      14.2337                      55      2.1412      2.4901
    5      11.0429      12.6564                      60      1.8740      2.1577
   10       9.4234      10.8128                      65      1.6584      1.8762
   15       7.4164       9.1817                      70      1.4880      1.6474
   20       6.3938       7.8159                      75      1.3546      1.4601
   25       5.5051       6.6467                      80      1.2560      1.3188
   30       4.6874       5.6364                      85      1.1812      1.2135
   35       3.9726       4.7761                      90      1.1277      1.1398
   40       3.3717       3.9423                      95      1.0748      1.0764
   45       2.8779       3.3649                      99      1.0198      1.0198
   50       2.4728       2.8872

EXAMPLE: If the insured person was a male who was age 35 (nearest birthday) at the beginning of the policy year of his death and you had $20,000 in your Policy Account on the date of his death, the Insurance Benefit would be 3.9726 times $20,000, or $79,452.

If you have submitted an application and paid the full initial premium, Equitable Variable may, subject to certain conditions, provide a limited amount of temporary insurance on the person proposed to be insured. You may review a copy of Equitable Variable's Temporary Insurance Agreement on request. No insurance under your policy will take effect: (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the premium is paid.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the various divisions of our Separate Account and in your Loaned Policy Account (amounts set aside to secure any borrowing you have made under your policy). Your Policy Account also reflects various charges on a daily basis. Transfer charges or surrender charges are made as of the effective date of the transaction. See "Charges". Any amount allocated to an investment division of the Separate Account will vary depending on the investment experience of that division; there is no guaranteed minimum cash value.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated or transferred to the divisions of the Separate Account are used to purchase units. The amount you have in each division is represented by the value of the units credited to your Policy Account for that division. The number of units purchased or redeemed in a division of the Separate account is calculated by dividing the dollar amount of the transaction by the division's SP-Flex unit value calculated after the close of business that day. The value of units fluctuates with the investment performance of the corresponding portfolios of the Trust, which reflects the investment income and realized and unrealized capital gains and losses of the portfolios and Trust expenses. Currently, the SP-Flex unit values also reflect all Policy Account charges. See "Charges -- Policy Account Charges". The number of units credited to you, however, will not vary because of changes in unit values. On any given day, the value you have in an investment division of the Separate Account is the SP-Flex unit value times the number of units credited to you in that division.

The units of each division of the Separate Account have different unit values. In addition, units attributable to SP-Flex policyowners will have different unit values than those attributable to owners of Incentive Life(TM), our flexible premium variable life insurance policies.

Units of a division are purchased when you allocate premiums, repay loans or transfer amounts to that division and, if the division already has value in it, when interest is credited on your Loaned Policy Account. Units are redeemed or sold when you transfer amounts from a division of the Separate Account
(including transfers to your Loaned Policy Account), surrender your policy or allow it to lapse, and to pay the Insurance Benefit when the insured person dies. Units would also be redeemed to pay cost of insurance charges if we commenced to impose such charges at the end of a policy year instead of reflecting the charges in the unit value calculation.

HOW WE DETERMINE UNIT VALUE. We determine the SP-Flex unit values for the divisions of our Separate Account at the end of each business day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. However, we are closed on Martin Luther King Day and the Friday after Thanksgiving Day, and we will not process any policy transaction as of such days, other than a policy anniversary report or the payment of the Insurance Benefit under a policy. The SP-Flex unit value for each division will be set at $100 on the first day there are policy transactions in the division. After that, the SP-Flex unit value for any business day is equal to the SP-Flex unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

Currently, an SP-Flex net investment factor is determined for each investment division every business day as follows:

o First, we take the value of the shares belonging to the division in the corresponding Trust portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). For that purpose, the share value reported by the Trust is used.

o Next, we add any dividends or capital gains distributions paid by the Trust on that day.

o Then, we divide this amount by the value of the amounts in the division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

o Then, we subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The current daily charge is .00004932, which is an effective annual rate of 1.80%. This charge is for mortality and expense risks, current costs of insurance and administrative charges. See "Charges -- Policy Account Charges".

Currently, a .00001644 charge for cost of insurance is included in the daily asset charge deducted in determining the SP-Flex net investment factor. This represents an effective annual rate of .60%. We may impose higher cost of insurance charges and may also change the method by which we deduct such charges. See "Charges -- Policy Account Charges".

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow money, using only your policy as security for the loan, at any time your policy has a loan value in excess of the minimum loan amount shown in the policy when it is issued (usually $500). The loan value on any date is 95% of the Cash Surrender Value on that date. The amount of a loan may not be more than the loan value.

Subject to the preceding paragraph, you may borrow additional money after your initial loan. If you request an additional loan, the amounts of any outstanding loan and loan interest will be added to the additional amount requested and will be considered a request for a new loan for the total amount for purposes of determining the amount you may borrow. Any amount that secures a loan remains part of your Policy Account but is transferred from your value in the divisions of the Separate account to your Loaned Policy Account.

HOW TO REQUEST A LOAN. You may request a loan by contacting our Administrative Office. You may tell us how much of the loan you want taken from your amounts in each investment division of the Separate Account. If you request a loan from a division of the Separate Account, we will redeem units sufficient to cover that part of the loan and transfer the amount to your Loaned Policy Account. The amounts you have in each division will be determined as of the day your request for a loan is received at our Administrative Office.

Unless you indicate how you wish to allocate the loan, the loan will be allocated based on the proportions that your values in each division of the Separate Account bear to your total value in the divisions. The loan will also be allocated this way if it cannot be allocated as you indicate.

POLICY LOAN INTEREST. Interest on a loan accrues daily, at a maximum annual rate of 4%. However, the interest you earn on your Loaned Policy Account, in effect, either partially or fully offsets the interest you are charged for your loan. Your policy can lapse if the unpaid portion of any amount you have borrowed under a policy plus any unpaid loan interest exceeds the Cash Surrender Value of your policy. See "Your Policy Can Lapse". Generally, interest on a loan under the policy will not be deductible for Federal income tax purposes.

INTEREST ON YOUR LOANED POLICY ACCOUNT. We pay a declared interest rate on all amounts set aside in your Loaned Policy Account. Interest on amounts in your Loaned Policy Account is earned daily at an annual rate that equals the declared rate for each policy year. At the time we issue a policy and before each policy anniversary, we determine the rates that will apply to such amounts for the following policy year.

o FOR UP TO A CERTAIN AMOUNT OF YOUR LOANED POLICY ACCOUNT, we will declare the same interest rate we are then charging for policy loans. In effect, the interest we declare on this amount will offset the interest charge for borrowing this amount. We will redetermine this amount each time a new loan or partial repayment is made and on each policy anniversary. The maximum amount for this purpose is the lesser of:

   o  50% of the amount in your Policy Account; or

   o the portion of your Cash Surrender Value in excess of 85% of the total premiums paid under your policy.

o FOR THE BALANCE OF YOUR LOANED POLICY ACCOUNT, we will declare a rate which equals the rate we are then charging for policy loan interest reduced by no more than 2%.

Interest credited on your Loaned Policy Account is allocated each policy anniversary or upon full repayment of the loan to the divisions of the Separate Account based on the proportion that your values in each division of the Separate Account bear to your total value in the divisions.

EXAMPLE: Assume that you purchase a policy for a male age 35 for an initial premium of $20,000. As illustrated in Part 5, assuming an 8% hypothetical gross investment return, your policy would have a Cash Surrender Value of $19,909 and a Policy Account value of $21,109 at the beginning of your second policy year. On your first policy anniversary you could borrow a maximum of $18,914. Up to $2,909 of this amount could be borrowed with the interest charged on the loan being offset by the interest declared on your Loaned Policy Account.

These amounts are derived as follows:

o First, to determine the maximum amount you could borrow, multiply your Cash Surrender Value by 95% ($19,909 times 95% equals $18,914).

o Then, to determine the amount you could borrow for which loan interest charged would be fully offset by interest declared, take the less of (i) 50% of the value of your Policy Account (50% of $21,109 equals $10,554), or (ii) the portion of your Cash Surrender Value in excess of 85% of the premiums paid under your policy ($19,909 less $17,000 [which is 85% of $20,000] equals $2,909).

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If it is not paid when due, it will be added to your outstanding loan and allocated based on the proportion that your value in each division of the Separate Account bears to your total value in the divisions. This means an additional loan is made to pay the interest and amounts are withdrawn from the divisions of the Separate Account and transferred to your Loaned Policy Account.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time while your policy is in force. While you have a policy loan, we assume that any money you send us is meant to repay the loan. Any of these payments you wish to have applied as premium payments will be subject to our normal procedures for additional premiums. See "Premiums".

You may choose how you want us to allocate any repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages then in effect.

THE EFFECTS OF A POLICY LOAN. A loan against your policy will have a permanent effect on the value of your Policy Account and, therefore, on the Insurance Benefit under this policy, even if the loan is repaid. When you borrow on your policy, the loan amount will not be available for investment in the divisions of our Separate Account. Whether you earn more or less because of this depends on the investment experience of the divisions of the Separate Account and the rates declared for the amount in your Loaned Policy Account.

OTHER POLICY ACCOUNT TRANSACTIONS

CHANGING YOUR PREMIUM ALLOCATIONS. You may change the allocation percentages for any additional premium payments by writing to our Administrative Office and indicating the changes you wish to make. These changes will go into effect as of the date your request is received at our Administrative Office and will affect transactions on and after that date.

TRANSFERS AMONG INVESTMENT CHOICES. You may transfer amounts among your investment choices by contacting our Administrative Office. You may request a transfer of amounts from any division of the Separate Account to any other division of the Separate Account. Currently, you may make transfers without charge. However, we may impose a transfer charge in the future. See "Charges -- Transfer Charge".

A transfer will take effect as of the date we receive your request. The minimum amount which may be transferred on any date will be shown on page 3 of your policy when it is issued, and is usually $500. This minimum need not come from any one division or be transferred to any one division as long as the total amount transferred that day equals the minimum. However, we will transfer the entire amount in any division of the Separate Account even if it is less than the minimum specified in your policy. If you transfer the entire amount out of a division of the Separate Account, that division will become inactive for purposes of allocations of any additional premiums you pay. See "Changing Your Premium Allocations", above, for the procedure to be followed if you want to allocate additional premiums to an inactive division.

SURRENDERING YOUR POLICY FOR CASH. The Cash Surrender Value is the amount in your Policy Account minus any unpaid cost of insurance charges and the surrender charge described under "Charges -- Surrender Charge".

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. You may do this by sending a written request and the policy to our Administrative Office. The Net Cash Surrender Value equals the Cash Surrender Value minus any outstanding loan and loan interest. We will compute the Net Cash Surrender Value as of the date we receive your request and the policy at our Administrative Office, and all insurance coverage under your policy will end on that date. As to the tax consequences of surrendering your policy, see "Tax Effects" in Part 4.

YOUR RIGHT TO EXAMINE THE POLICY

You have a right to examine the policy. If for any reason you are not satisfied with it, you may cancel the policy within 10 days after your receive it. You may cancel the policy by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

Your request to cancel this policy must be postmarked no later than 10 days after you receive the policy. If you cancel the policy, we will refund an amount equal to the premiums that you paid.

YOUR RIGHT TO EXCHANGE THE POLICY

You may exchange this policy for a permanent fixed benefit life insurance policy on the life of the insured. You have this right for 24 months from Issue Date of your policy. The new policy will be our Flexible Premium Adjustable Life Plan. You may review a copy of this policy on request.

The exchange will be effective when we receive your request, accompanied by your policy and an application for the new policy. However, before the exchange is effective, any outstanding loan must be repaid, along with any accrued loan interest.

We will not require evidence of the insured person's insurability before an exchange. The new policy will have the same Issue Date, Issue Age, and policy anniversary as your SP-Flex policy. The face amount of insurance under the new policy will equal the initial Insurance Benefit under the SP-Flex policy.

On the effective date of the exchange, the entire amount in your SP-Flex Policy Account will be transferred to your Policy Account under the new policy. However, if required for the new policy to qualify as life insurance for Federal income tax purposes, a portion of the amount in your SP-Flex Policy Account may be returned to you. We suggest that you or your tax adviser consult with us in advance as to the portion, if any, of any such distribution which would be subject to Federal income tax.

YOUR POLICY CAN LAPSE

Your policy can lapse if the unpaid portion of any amount you have borrowed under your policy plus any unpaid loan interest is greater than the Cash Surrender Value of your policy. Also, your policy could lapse if the deduction for the cost of insurance charge exceeds your policy's Net Cash Surrender Value. See "Charges -- Policy Account Charges".

When a loan plus loan interest first exceeds the Cash Surrender Value we will mail you and any assignee of record, at last known addresses, a notice that the policy will terminate if such excess amount is not repaid within 61 days after we mail the notice. If we receive payment of this amount before the end of the 61-day period, the amount received will first be used to pay unpaid loan interest. Any balance will be applied towards repayment of your loan. Any remaining balance of your payment will be returned to you.

If the cost of insurance deduction made at the end of a policy year exceeds the Net Cash Surrender Value of the policy, we will mail to you and any assignee of record, at last known addresses, a notice that the policy will terminate if you do not, within 61 days after we mailed the notice, make a premium payment equal to (i) the amount of such excess plus $25, and (ii) 25% of the amount which would be deducted on the next policy anniversary for annual cost of insurance charges assuming the same Policy Account value existed as at the end of the most recent policy year. The amount of this payment will be treated as an additional premium payment, except that we will not require evidence of the insured person's insurability nor will we impose any timing, amount or age limitations. Any payment in excess of the amount required will be returned to you.

If we do not receive a required payment within the 61-day period, you policy will lapse without value. A policy which lapses will not be reinstated. We will inform you and any assignee, at last known addresses, that your policy has ended without value. If your policy lapses during the surrender charge period you will incur a surrender charge. See "Charges -- Surrender Charge". As to the tax consequences of allowing your policy to lapse, see "Tax Effects -- Policy Proceeds" in Part 4.

If the insured person dies during the 61-day period, we will pay the Insurance Benefit to the beneficiary, minus any outstanding loan and loan interest and any unpaid cost of insurance deduction through the date of death.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES

We measure policy years and policy anniversaries from the Register Date shown on page 3 of your policy when it is issued. The Issue Date, shown on page 3 of your policy, is the date your policy is actually issued. Except for any portion of the Insurance Benefit attributable to an additional premium (see "Limits On Our Right To Challenge The Policy"), contestability is measured from the Issue Date, as is the suicide exclusion.

If the initial premium is received before the Issue Date of the policy, amounts allocated to the Policy Account will become subject to charges and begin to vary with the investment experience of the divisions of the Separate Account as of the Register Date. The time between the submission of an application and the Register Date will vary, depending on the underwriting and other requirements for issuing a particular policy.

If the initial premium is received after the Issue Date, the Register Date will be the same as the Issue Date and the initial premium will be put into the Policy Account, become subject to charges and begin to vary with the investment experience of the divisions of the Separate Account as of the date we receive it at our Administrative Office.

As to when insurance coverage under SP-Flex starts, see "Insurance Benefit".

Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the policy year.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in the application. However, there are limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued. (Some states may require that we measure this time in some other way.)

o We cannot challenge any increase in the Insurance Benefit attributable to an additional premium after the increase has been in effect for two years during the insured person's lifetime.

If the insured person dies within the time that we may challenge the validity of the policy or increase, we may delay payment until we decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, the Insurance Benefit will be that calculated using the appropriate factor for the insured person's correct age and sex. See "Insurance Benefit".

If the insured person commits suicide within two years after the date on which the policy was issued, the Insurance Benefit paid will be limited to the initial premium minus the amount of any outstanding policy loan and loan interest. If the insured person commits suicide within two years after the date we receive any additional premium for the policy at our Administrative Office, the Insurance Benefit paid as a result of such additional premium will be limited to such premium minus the amount of any outstanding policy loan and loan interest.

ADDITIONAL INFORMATION ABOUT SP-FLEX

WHEN WE PAY PROCEEDS. We will pay the Insurance Benefit (net of indebtedness), Net Cash Surrender Value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required for payment of the Insurance Benefit) at our Administrative Office. The Insurance Benefit is determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the investment divisions of our Separate Account. We pay interest from the date of death to the date of payment. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the Insurance Benefit, we will send the check to the agent within seven days after we receive the required documents. The agent will deliver the check to the beneficiary.

We may, however, delay payment if:

o  We contest the policy; or

o We cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the SEC has declared that an emergency exists.

We may also request the SEC to permit us to extend the seven day payment period for the protection of our policyowners.

YOUR PAYMENT OPTIONS. The Insurance Benefit (net of indebtedness) or the Net Cash Surrender Value may be paid in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any investment division of our Separate Account. Instead, interest accrues pursuant to the options chosen. If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will have this choice. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Payment options will also be subject to our rules at the time of selection. Currently, these alternate payment options are only available if the proceeds applied are $2500 or more and any periodic payment will be at least $25.

You have the following payment options:

o DEPOSIT OPTION: The money will stay on deposit with us for a period agreed upon. You will receive interest on the money at a declared interest rate.

o  INSTALLMENT PAYMENT OPTIONS: There are two ways that we pay installments:

      FIXED PERIOD: We will pay the amount applied in equal installments plus applicable interest, for a specific number of years (not more than 30).

      FIXED AMOUNT: We will pay the sum in installments in an amount agreed upon. We will pay the installments until we pay the original amount, together with any interest earned.

o MONTHLY LIFE INCOME OPTION: We will pay the money as monthly income for life. You may choose any one of three ways to receive the income: We will guarantee payments for at least 10 years (called "10 Years Certain"); at least 20 years (called "20 Years Certain"); or until the payments we make equal the original sum (called "Refund Certain").

o OTHER: You may ask us to apply the money under any option that we make available at the time the Insurance Benefit (net of indebtedness) or Net Cash Surrender Value is paid.

We guarantee interest under the Deposit Option at the rate of 3% a year, and under either Installment Option at 3-1/2% a year. We may also allow interest under the Deposit Option and under either Installment Option at a rate that is above the guaranteed rate.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See "Your Beneficiary", below). Any amounts that we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

YOUR BENEFICIARY. You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by sending a written notice to our Administrative Office. The change will take effect on the date you sign the notice, but will not apply to any payment we make or other action we take before we receive the notice. If no beneficiary is living when the insured person dies, we will pay the Insurance Benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the Insurance Benefit to the insured person's estate.

ASSIGNING YOUR POLICY. You may assign (transfer) your rights in this policy to someone else as collateral for a loan or for some other reason. If you do, a copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

EMPLOYEE BENEFIT PLANS. Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of SP-Flex in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

OUR REPORTS TO POLICYOWNERS. Shortly after the end of each policy year you will receive a report indicating the current Insurance Benefit for your policy, the value of your Policy Account, information about divisions of the Separate Account, the Cash Surrender Value of your policy, the amount of any outstanding policy loans, the amount of any interest owed on the loan and the current loan interest rate. We will also send you semi-annual and annual reports with financial information on the Separate Account and the Trust, including a list of the investments held by each portfolio.

In addition, the report will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which the insurance policy is delivered.

Notices will be sent to you for transfers of amounts between investment divisions and certain other policy transactions.

DIVIDENDS. No dividends are paid on the policy described in this prospectus.

PART 4:  ADDITIONAL INFORMATION

TAX EFFECTS

POLICY PROCEEDS. The Deficit Reduction Act of 1984 (1984 Act) includes a definition of life insurance for tax purposes. SP-Flex meets this definition of life insurance and receives the same Federal income tax treatment as fixed benefit life insurance. Thus:

o the Insurance Benefit under SP-Flex will be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code
   (Code) and

o the policyowner will not be considered to have received any increases in the Policy Account due to interest or investment experience before a surrender, maturity or lapse of the policy.

If you surrender your policy or if it lapses or matures, you will not be taxed on the amount you receive, except for that portion that, together with any unpaid loan and loan interest, exceeds the premiums you have paid.

For you and your beneficiary to receive the above tax treatment, your policy must initially qualify and continue to qualify as life insurance under applicable tax law. To make sure that the policy continues to qualify, we have reserved in the policy the right to decline to accept additional premium payments that would cause your policy to fail to qualify as life insurance under applicable tax law. We may also make changes in the policy (such as to the factors used to determine the Insurance Benefit) or make payments from the policy to the extent we deem necessary to qualify your policy as life insurance. Any such change will apply uniformly to all policies that are affected. You will be given advance written notice of such changes.

The 1984 Act also gives the Secretary of the Treasury authority to set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. On
September 15, 1986, Treasury issued temporary regulations regarding the diversification requirements. Failure to meet these diversification requirements would disqualify SP-Flex as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be taxed on the amount in your Policy Account that exceeds the premiums you have paid. We believe that the investments underlying SP-Flex are in compliance with the requirements. We do not anticipate any problems with the investments continuing to meet the requirements.

You will not be taxed on amounts transferred among investment choices within your Policy Account. We also believe that loans received under the policies will be treated as indebtedness of the policyowner, and that no part of any loan under a policy will constitute income to the owner. Generally, interest on policy loans under SP-Flex policies will not be deductible.

The Insurance Benefit under SP-Flex will generally be includable in the estate of the insured for purposes of Federal estate tax. Federal estate tax is integrated with Federal gift tax under a unified gift rate schedule. Federal estate tax is imposed on distributions at graduated rates from 37% to 55% (with the maximum rate applying to distributions in excess of $3,000,000). In general, estates not in excess of $600,000 are exempt from Federal estate tax. In addition, an unlimited marital deduction applies for Federal estate tax purposes.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate tax as well as state and local estate, inheritance and other taxes. We suggest you consult your tax adviser.

See the prospectus for the Trust for a discussion of the Trust's tax aspects, including the diversification requirements.

PENSION AND PROFIT-SHARING PLANS. If SP-Flex policies are purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above. We suggest you consult your legal or tax adviser.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually as an addition to wages and salaries on the Form W-2 furnished by the employer who is maintaining the plan.

If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the Insurance Benefit over the value of the Policy Account will not be subject to Federal income tax. However, the value of the Policy Account will be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will include the costs of insurance previously reported on the participant's Form W-2. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amount of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. We suggest you consult your legal or tax adviser prior to purchase of this policy by a pension or profit-sharing plan.

OUR INCOME TAXES. Under the life insurance company tax provisions of the Code, as amended by the 1984 Act, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of our Separate Account are included in our Federal income tax return and we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any division of the Separate Account for our income taxes. We reserve the right, however, to make such a charge in the future, if we incur income tax which is attributable to the Separate Account. If such a charge is made, it would be set aside as a provision for taxes which we would keep in the affected division rather than in our General Account. We anticipate that our SP-Flex policyowners would benefit from any investment earnings that are not needed to maintain this provision.

We may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, charges may be made for such taxes when they are attributable to the Separate Account.

TAX REFORM. On October 22, 1986, the President signed into law a comprehensive Federal income tax reform bill. The new law would not directly affect the taxes paid by life insurance companies, such as Equitable Variable as they relate to the Separate Account, nor would it alter the general favorable tax treatment of life insurance policies described in this prospectus.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of the money you receive if you surrender the policy or if it matures. If you do not wish tax to be withheld from the payment, or if enough is not withheld, you may have to pay tax later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. You may, therefore, want to consult your tax adviser.

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 2, the assets in the divisions of the Separate Account are invested in shares of the corresponding portfolios of the Trust. Equitable Variable is the legal owner of the shares and, as such, has the right to vote on certain matters at any meeting of the Trust's shareholders that may be held. Among other things, we may vote on any matters described in the Trust's prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, you will have the opportunity to tell us how to vote the number of shares that can be allocated to your policy. We will vote those shares at meetings of Trust shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Trust shares that we are entitled to vote directly due to amounts we have accumulated in our Separate Account in the same proportions that all policyowners vote, including those who participate in other separate accounts. See "Voting Privileges Of Others", below. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Trust in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the Trust portfolios in which your assets have been invested. The number of Trust shares in each division that is attributable to your policy is determined by dividing the amount in your Policy Account allocated to that division by the net asset value of one share of the corresponding Trust portfolio as of the record date set by the Trust's Board for the Trust's shareholders' meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting. Fractional shares are counted.

EXAMPLE: Assume that your Policy Account has a value of $20,000, with 50% of this amount being attributable to the Common Stock Division and 50% being attributable to the Money Market Division, giving you $10,000 in each division. Assume that the net asset value of one share in the Trust's Common Stock Portfolio is $150 and the net asset value of one share in the Trust's Money Market Portfolio is $100. If you divide the $10,000 in each division by the net asset value of one share, you have the right to instruct us regarding 66-2/3 shares for the Common Stock Division and 100 shares for the Money Market Division.

If you have a voting interest, we will send you proxy material and a form for providing voting instructions. In certain cases, we may disregard instructions relating to changes in the Trust's adviser or the investment policies of its portfolios. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

HOW TRUST SHARES ARE VOTED. All Trust shares are entitled to one vote. The votes of all divisions are cast together on an aggregate basis, except on matters where the interests of the portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one portfolio is not needed in order to make a decision in another portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular portfolio or approval of an investment advisory agreement. Shareholders in a portfolio not affected by a particular matter generally would not be entitled to vote on it.

VOTING PRIVILEGES OF OTHERS. Currently, we control the Trust. Trust shares may be held by other separate accounts of ours or by separate accounts of insurance companies affiliated or unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. This will dilute the effect of the voting instructions of the owners of SP-Flex. In addition, because the Separate Account also invests premiums relating to our flexible premium life insurance policy, the voting instructions of the owners of SP-Flex will be further diluted. We do not foresee any disadvantages to this. Nevertheless, the Trust's Board of Trustees will monitor events to identify conflicts that may arise and determine appropriate action. If we think any Trust action is insufficient, we will see that appropriate action is taken to protect our policyowners.

SEPARATE ACCOUNT VOTING PRIVILEGES. Under the Investment Company Act of 1940, certain actions (such as some of those described below under "Our Right To Change How We Operate") may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the investment divisions of our Separate Account. We will cast votes attributable to amounts we have in the investment divisions of our Separate Account in the same proportions as votes cast by policyowners.

SPECIAL ISSUE PROGRAMS

The terms under which SP-Flex policies are issued may vary. For example, an employer may purchase a number of policies with certain of its employees being designated as insured persons under the policies or an association may facilitate the solicitation of its members for the purchase of policies by them.

PURPOSE. If special circumstances result in a reduction in our sales and administrative expenses or our insurance risks relating to purchases of SP-Flex policies, we may recognize the reduction by varying the terms of the policies to be issued.

GUIDELINES. The terms of the policies will vary only in accordance with rules we have in effect as of the date the applications for the policies are approved. The rules, and any related actions, shall be reasonable, fair and not discriminatory to the interests of all other SP-Flex policyowners. We may modify these rules from time to time.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or our Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. If required by law or regulation, the investment policy of the Separate Account will not be changed without the approval of the Superintendent of Insurance of the State of New York. We have the right to:

o add investment divisions to, or remove investment divisions from, the Separate Account, combine two or more divisions within the Separate Account, or withdraw assets relating to SP-Flex from one investment division and put them into another;

o register or end the registration of the Separate Account under the Investment Company Act of 1940;

o operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable Variable under the Investment Company Act of 1940);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the divisions in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly, rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a division, you will be notified, as required by law. We may, for example, cause the division to invest in a mutual fund other than or in addition to the Trust.

If you then wish to transfer the amount you have in that division to another division of the Separate Account, you may do so, without charge, by writing to our Administrative Office. At the same time, you may also change how any future net premiums will be allocated.

SALES AND OTHER AGREEMENTS

Equitable Variable and Integrity Life Insurance Company, a wholly-owned subsidiary of Equitable, are the principal underwriters for the Trust under a Distribution Agreement. Under that Agreement, we have entered into a Sales Agreement with Equitable by which Equitable will distribute our policies.

Both Equitable Variable and Equitable are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and we are each members of the National Association of Securities Dealers, Inc. We are also the principal underwriter for our policies funded through our Separate Account FP and our other policies funded through our Separate Account I, which is also a registered investment company. Equitable may also be considered a principal underwriter.

AGENTS ARE PAID SALES COMMISSIONS. We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of Equitable.

Under the Sales Agreement, the agent who sells you this policy receives sales commissions from Equitable. Equitable Variable reimburses Equitable for these commissions. We also reimburse Equitable for other expenses incurred in marketing and selling our policies, such as agency and district managers' compensation, agents' training allowances, deferred compensation, insurance benefits of agents and agency and district managers, and agency clerical and advertising expenses.

Agents may receive a commission equal to a maximum of 3% of the premiums paid on a policy. Agents with less than three full years of service with Equitable may be paid differently.

BROKERS ARE PAID COMMISSIONS. We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of Equitable or of another company registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934. The commissions for independent brokers will be no more than those for agents. Commissions will be paid through the registered broker-dealer.

APPLICATIONS. When an application for one of our policies is completed, it is submitted to us. We make the decision to issue a policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

OUR JOINT SERVICE AGREEMENT WITH EQUITABLE. In addition to acting as distributor for our policies, Equitable performs certain other sales and administrative duties for us. Equitable does this pursuant to a written agreement. The agreement is automatically renewed each year, unless either party terminates.

Under this agreement, we pay Equitable for salary costs and other services and an amount for indirect costs incurred through our use of Equitable personnel and facilities. We also reimburse Equitable for sales expenses related to business other than variable life insurance policies. The amounts paid or accrued to Equitable by us under sales and joint services agreements totalled approximately $249.4 million in 1986, $225.7 million in 1985 and $164.8 million in 1984.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound and that we are complying with applicable laws and regulations.

We are also subject to various Federal securities laws and regulations.

LEGAL MATTERS

The legal validity of the policy described in this prospectus has been passed on by Herbert P. Shyer, who is Executive Vice President and General Counsel of Equitable.

The Washington,  D.C., law firm of Freedman,  Levy,  Kroll & Simonds has advised
Equitable   Variable  with  respect  to  certain  matters  relating  to  Federal securities laws.

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

FINANCIAL AND ACTUARIAL EXPERTS

The financial statements of Equitable Variable as of December 31, 1986 and 1985 and for the years then ended, the financial statements of the Separate Account as of December 31, 1986 and for the period then ended, and the Statement of Assets and Liabilities of the High Yield Division as of January 1, 1987 included in this prospectus have been examined by the accounting firm of Deloitte Haskins & Sells, our independent auditors, to the extent stated in their opinions, and their opinions on the statements are part of this prospectus. We have relied on the opinions of Deloitte Haskins & Sells given upon their authority as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Joseph O. North, Jr., F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable Variable and a Vice President and Actuary of Equitable. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

MANAGEMENT

Here is a list of our directors and officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.

DIRECTORS

NAME AND PRINCIPAL                 BUSINESS EXPERIENCE
BUSINESS ADDRESS                   WITHIN PAST FIVE YEARS
----------------                   ----------------------
Harry Douglas Garber............   Vice Chairman of the Board,  Equitable,  since  February  1984;  prior thereto,
                                   Executive  Vice  President and Chief  Financial  Officer.  Director,  Equitable
                                   Investment  Corporation  (EIC) and  Genesco,  Inc.  Former  Chairman  and Chief
                                   Executive Officer, Equitable Variable.

Glenn Howard Gettier, Jr. ......   Executive  Vice  President  and  Chief  Financial  Officer,   Equitable,  since
                                   December 1984; prior thereto, Partner, Peat, Marwick, Mitchell & Co.

Richard Hampton Jenrette........   Vice Chairman,  Chief  Investment  Officer and Director,  Equitable.  Chairman,
                                   Donaldson,  Lufkin and Jenrette,  Inc.,  since  February  1985;  prior thereto,
                                   Chairman and Chief Executive  Officer.  Director,  Equitable Capital Management
                                   Corporation (Equitable Capital) and various other Equitable subsidiaries.

William Thomas McCaffrey........   Executive Vice President,  Equitable,  since March 1986; prior thereto, various other Equitable positions.

Francis Helmut Schott...........   Senior Vice President and Chief Economist, Equitable.

Leo Martin Walsh, Jr. ..........   Senior  Executive  Vice  President,   Director  and  Chief  Operating  Officer,
                                   Equitable, since July 1986; prior thereto,  Executive Vice President,  Director and Chief Investment  Officer.  Chairman,  EIC, since July 1986; prior thereto,
                                   President and Chief Executive Officer. Director,  Equitable Capital and various other Equitable subsidiaries.

Peter Rawlinson Wilde...........   Executive Vice President,  Equitable, since July 1984. Director, Integrity Life
                                   Insurance  Company  (Integrity) and National  Integrity Life Insurance  Company
                                   (National   Integrity).   Chairman  and  Chief  Executive  Officer,   Equitable
                                   Variable,  from November 1984 to December 1986. Chief Financial Officer,  CIGNA
                                   Corporation,  from  April  1983  to  June  1984;  prior  thereto,  Senior  Vice
                                   President.

Brian Fredrick Wruble...........   Chairman,  President and Chief Executive Officer,  Equitable Capital. Executive
                                   Vice President,  Equitable,  since September 1984; prior thereto, various other
                                   Equitable positions.

OFFICER -- DIRECTORS

NAME AND PRINCIPAL                 BUSINESS EXPERIENCE
BUSINESS ADDRESS                   WITHIN PAST FIVE YEARS
----------------                   ----------------------
Robert Wayne Barth..............   Chairman and Chief Executive Officer,  Equitable Variable, since December 1986;
                                   President and Chief  Operating  Officer,  from December 1985 to December  1986.
                                   Executive Vice  President,  Equitable,  since June 1985;  Senior Vice President since September 1984; prior thereto, Vice President since April 1984.

Thomas Michael Kirwan...........   President and Chief  Operating  Officer,  Equitable  Variable,  since  December
                                   1986.  Executive Vice President and Chief Financial  Officer,  EIC, since March
                                   1985;  prior  thereto,  President,   Columbia  Group  --  CBS,  Inc.  Director,
                                   Equitable Capital and various other Equitable subsidiaries.

Robert Seymour Jones............   Senior Vice President,  Equitable  Variable,  since February 1986.  Senior Vice
                                   President, Equitable, since June 1985; prior thereto, Vice President.

Michael Searle Martin...........   Senior Vice President,  Equitable  Variable,  since February 1986.  Senior Vice
                                   President, Equitable, since June 1985; prior thereto, Vice President.

Stanley Julian Rispler..........   Senior Vice President,  Equitable  Variable,  since February 1986.  Senior Vice
                                   President, Equitable, since October 1984; prior thereto, Vice President.

Samuel Barry Shlesinger.........   Senior Vice  President and Actuary,  Equitable  Variable,  since February 1986.
                                   Senior Vice President and Actuary,  Equitable;  prior  thereto,  Vice President and Actuary.

OFFICERS

NAME AND PRINCIPAL                 BUSINESS EXPERIENCE
BUSINESS ADDRESS                   WITHIN PAST FIVE YEARS
----------------                   ----------------------
James Thomas Liddle, Jr. .......   Senior Vice President and Chief Financial Officer,  Equitable  Variable,  since
                                   February 1986. Vice President and Actuary, Equitable.

Richard Marshall Stenson........   Senior Vice President,  Equitable  Variable,  since December 1981.  Senior Vice
                                   President,  Equitable,  since October 1984;  prior thereto,  Vice President and
                                   Actuary. Actuary, Integrity.

William Arnold Canfield.........   Vice  President  and  Chief  Underwriting  Officer,  Equitable  Variable.  Vice
2 Penn Plaza                       President, Equitable.
New York, New York 10121

Franklin Kennedy, III...........   Vice President,  Equitable Variable,  since August 1981. Senior Vice President,
1221 Avenue of the Americas        Equitable  Capital since January 1987.  Managing  Director and Chief Investment
New York, New York 10020           Officer,  Equitable Investment  Management  Corporation,  from November 1983 to
                                   January 1987. Vice President, Equitable.

Donald Anthony King.............   Vice  President,  Equitable  Variable,  since  February 1986.  Vice  President,
1285 Avenue of the Americas        Integrity,  since April 1984.  Vice President,  Equitable,  since January 1976.
New York, New York 10020           Executive Vice President, Equitable Capital.

Joseph Oswell North, Jr. .......   Vice President and Actuary,  Equitable  Variable,  since  February  1984.  Vice
2 Penn Plaza                       President and Actuary,  Equitable, since October 1984; prior thereto, Assistant
New York, New York 10121           Vice President and Actuary, since April 1982.

Stephen Anthony Scarpati........   Vice  President  and  Controller,  Equitable  Variable,  since June 1986.  Vice
2 Penn Plaza                       President,  Equitable, since December 1985. Vice President and Controller, EIC,
New York, New York 10121           from  November  1984 to December  1985;  prior  thereto,  Division  Controller,
                                   Colgate-Palmolive Company.

Larry Kenneth Mills.............   Treasurer,   Equitable  Variable,   Integrity  and  National  Integrity,  since
                                   February  1986.  Vice  President and  Treasurer,  Equitable,  since March 1986;
                                   prior thereto, Vice President.

Theodore Edward Plucinski, M.D..   Chief Medical Director,  Equitable Variable,  Integrity and National Integrity.
2 Penn Plaza                       Chief Medical Director,  Equitable,  since September 1985; prior thereto, Chief
New York, New York 10121           Medical Director, MONY.

Kevin Brian Keefe................  Secretary,  Equitable  Variable,  Integrity,  National Integrity and The Hudson
                                   River Trust.  Vice  President and Assistant  Secretary,  Equitable,  since June
                                   1986; prior thereto, Assistant Vice President and Assistant Secretary.

PART 5: ILLUSTRATIONS OF INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared.

The tables show how the Insurance Benefit, Policy Account and Cash Surrender Values ("policy benefits") could vary over an extended period of time if the investment divisions of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 4%, 8% or 12% over the years covered by each table. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns AVERAGED 0%, 4%, 8% or 12% over a period of years but went above or below those figures in individual policy years. The policy benefits will also differ, depending on your premium allocations to each division, if the overall actual rates of return averaged 0%, 4%, 8% or 12%, but went above or below those figures for the individual investment divisions. The tables show the policy benefits as they would be as of each policy anniversary. The tables are for standard risk males. (Our Policy Account charges do not differ for non-smokers.) The difference between the Policy Account and the Cash Surrender Value is the surrender charge.

The tables illustrate the Policy Account charges (policy cost factors) at both the current effective annual rate of 1.80% and the charges that would apply if the maximum cost of insurance charges permitted under the policy were imposed. See "Charges -- Policy Account Charges" in Part 3. The amounts shown at the end of each policy year also reflect a daily charge against the Separate Account investment divisions at an effective annual rate of .50%. This charge reflects a
 .40% charge for investment management and direct Trust expenses (estimated at .10% of aggregate average daily net assets). Using the current rate for Policy
Account charges, the effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -2.275%, on 4% it would be 1.634%, on 8% it would be 5.544% and on 12% it would be 9.453%. The effect of these adjustments would be greater if the maximum cost of insurance charges permitted under the policy were imposed. Because of investment management fees higher than
 .40%, if amounts are allocated to the Aggressive Stock, High Yield or Global Divisions, higher gross rates of returns will be necessary to produce the same net rates of return. See "The Trust's Investment Adviser" in Part 2.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with comparable illustrations based on the age and sex of the proposed insured person and an initial premium of your choice.

                       TABLE OF CONTENTS OF ILLUSTRATIONS

Male                   Initial                  Current                  Maximum
 Age                   Premium                  Charges                  Charges
----                  --------                  -------                  -------
 10                   $  5,000                  page 31                  page 32
 35                   $ 20,000                  page 33                  page 34
 55                   $100,000                  page 35                  page 36

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $5,000                         INITIAL INSURANCE BENEFIT $47,117
                                   MALE AGE 10
                            ASSUMING CURRENT CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]

                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      -----------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%            12%
  ------        -----------      -------     -------     --------     ----------
     1           $ 5,250         $44,542     $46,324     $ 48,106     $   49,888
     2             5,512          42,112      45,549       49,121         52,827
     3             5,788          39,830      44,804       50,176         55,961
     4             6,078          34,910      40,840       47,496         54,934
     5             6,381          33,051      40,213       48,565         58,252

     6             6,700          31,318      39,629       49,701         61,822
     7             7,036          29,701      39,085       50,905         65,665
     8             7,387          28,184      38,573       52,170         69,790
     9             7,757          26,753      38,079       53,483         74,196
    10             8,144          25,397      37,595       54,835         78,889

    11             8,552          24,106      37,112       56,213         83,867
    12             8,979          22,874      36,624       57,608         89,132
    13             9,428          21,696      36,128       59,013         94,688
    14             9,900          20,568      35,620       60,422        100,540
    15            10,395          19,490      35,103       61,834        106,701

    16            10,914          18,458      34,574       63,245        113,179
    17            11,460          17,472      34,037       64,658        119,994
    18            12,033          16,533      33,496       66,078        127,171
    19            12,635          15,640      32,954       67,509        134,737
    20            13,266          14,791      32,412       68,954        142,718

55 (Age 65)       73,178           2,338      20,224      161,235      1,191,919

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
------      -------      -------      --------            ------      -------      -------      --------
$4,886      % 5,082      $ 5,277      $  5,473            $4,586      $ 4,782      $ 4,977      $  5,173
 4,775        5,165        5,570         5,990             4,525        4,915        5,320         5,740
 4,666        5,249        5,879         6,556             4,466        5,049        5,679         6,356
 4,560        5,335        6,204         7,176             4,410        5,185        6,054         7,026
 4,457        5,422        6,548         7,854             4,357        5,322        6,448         7,754

 4,355        5,511        6,911         8,597             4,305        5,461        6,861         8,547
 4,256        5,601        7,295         9,410             4,256        5,601        7,295         9,410
 4,159        5,692        7,699        10,299             4,159        5,692        7,699        10,299
 4,065        5,785        8,126        11,273             4,065        5,785        8,126        11,273
 3,972        5,880        8,576        12,338             3,972        5,880        8,576        12,338

 3,882        5,976        9,052        13,505             3,882        5,976        9,052        13,505
 3,793        6,074        9,554        14,781             3,793        6,074        9,554        14,781
 3,707        6,173       10,083        16,179             3,707        6,173       10,083        16,179
 3,623        6,274       10,642        17,708             3,623        6,274       10,642        17,708
 3,540        6,376       11,232        19,382             3,540        6,376       11,232        19,382

 3,460        6,481       11,855        21,214             3,460        6,481       11,855        21,214
 3,381        6,587       12,512        23,220             3,381        6,587       12,512        23,220
 3,304        6,694       13,206        25,415             3,304        6,694       13,206        25,415
 3,229        6,804       13,938        27,818             3,229        6,804       13,938        27,818
 3,155        6,915       14,710        30,447             3,155        6,915       14,710        30,447

 1,410       12,195       97,223       718,716             1,410       12,195       97,223       718,716

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 4%, 8% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 4%, 8% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $5,000                         INITIAL INSURANCE BENEFIT $47,117
                                   MALE AGE 10
                            ASSUMING MAXIMUM CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      -----------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%            12%
  ------        -----------      -------     -------     --------     ----------
     1            $ 5,250        $44,540     $46,322     $ 48,104     $   49,886
     2              5,512         42,105      45,541       49,112         52,818
     3              5,788         39,803      44,773       50,141         55,922
     4              6,078         34,840      40,758       47,400         54,823
     5              6,381         32,935      40,071       48,394         58,046

     6              6,700         31,134      39,395       49,408         61,457
     7              7,036         29,431      38,731       50,443         65,069
     8              7,387         27,822      38,078       51,500         68,893
     9              7,757         26,301      37,435       52,579         72,941
    10              8,144         24,863      36,805       53,681         77,229

    11              8,552         23,503      36,184       54,806         81,768
    12              8,979         22,218      35,573       55,953         86,572
    13              9,428         21,003      34,974       57,126         91,661
    14              9,900         19,855      34,384       58,323         97,047
    15             10,395         18,769      33,804       59,545        102,752

    16             10,914         17,743      33,234       60,794        108,792
    17             11,460         16,773      32,674       62,068        115,185
    18             12,033         15,856      32,123       63,368        121,955
    19             12,635         14,989      31,582       64,696        129,124
    20             13,266         14,169      31,049       66,052        136,712

55 (Age 65)        73,178          1,980      17,123      136,499      1,009,053

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
------      -------      -------      --------            ------      -------      -------      --------
$4,886      $ 5,082      $ 5,277      $  5,472            $4,586      $ 4,782      $ 4,977      $  5,172
 4,774        5,164        5,569         5,989             4,524        4,914        5,319         5,739
 4,663        5,246        5,874         6,552             4,463        5,046        5,674         6,352
 4,551        5,324        6,192         7,162             4,401        5,174        6,042         7,012
 4,441        5,403        6,525         7,827             4,341        5,303        6,425         7,727

 4,329        5,478        6,871         8,546             4,279        5,428        6,821         8,496
 4,217        5,550        7,228         9,324             4,217        5,550        7,228         9,324
 4,106        5,619        7,600        10,167             4,106        5,619        7,600        10,167
 3,996        5,688        7,988        11,082             3,996        5,688        7,988        11,082
 3,889        5,756        8,396        12,079             3,889        5,756        8,396        12,079

 3,785        5,827        8,825        13,167             3,785        5,827        8,825        13,167
 3,685        5,899        9,279        14,357             3,685        5,899        9,279        14,357
 3,589        5,976        9,761        15,662             3,589        5,976        9,761        15,662
 3,497        6,056       10,272        17,093             3,497        6,056       10,272        17,093
 3,409        6,141       10,816        18,665             3,409        6,141       10,816        18,665

 3,326        6,230       11,395        20,392             3,326        6,230       11,395        20,392
 3,246        6,323       12,011        22,290             3,246        6,323       12,011        22,290
 3,169        6,420       12,664        24,373             3,169        6,420       12,664        24,373
 3,095        6,520       13,357        26,659             3,095        6,520       13,357        26,659
 3,023        6,624       14,091        29,166             3,023        6,624       14,091        29,166

 1,194       10,325       82,308       608,449             1,194       10,325       82,308       608,449

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $20,000                        INITIAL INSURANCE BENEFIT $79,452
                                   MALE AGE 35
                            ASSUMING CURRENT CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      ---------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%           12%
  ------        -----------      -------     -------     --------     --------
     1            $21,000        $75,117     $78,122     $ 81,127     $ 84,132
     2             22,050         71,026      76,823       82,847       89,098
     3             23,152         67,169      75,557       84,615       94,371
     4             24,310         63,532      74,325       86,437       99,974
     5             25,526         60,104      73,127       88,317      105,931

     6             26,802         56,876      71,968       90,260      112,272
     7             28,142         53,835      70,846       92,270      119,024
     8             29,549         50,968      69,756       94,346      126,210
     9             31,027         48,269      68,705       96,498      133,871
    10             32,578         45,725      67,688       98,726      142,035

    11             34,207         43,326      66,702      101,031      150,735
    12             35,917         41,066      65,751      103,422      160,018
    13             37,713         38,932      64,828      105,893      169,909
    14             39,599         36,919      63,936      108,452      180,461
    15             41,579         35,018      63,070      111,099      191,713

    16             43,657         33,225      62,234      113,844      203,727
    17             45,840         31,534      61,431      116,697      216,568
    18             48,132         29,941      60,660      119,664      230,300
    19             50,539         28,439      59,923      122,758      245,006
    20             53,066         27,026      59,223      125,992      260,774

30 (Age 65)        86,439         16,629      53,942      167,379      498,408

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                        CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                 ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                 ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ------------------------------------------------
   0%          4%           8%           12%                 0%           4%           8%           12%
------      -------      -------      --------            -------      -------      --------      --------
$19,545     $20,327      $ 21,109     $ 21,891            $18,345      $19,127      $ 19,909      $ 20,691
 19,100      20,659        22,279       23,960             18,100       19,659        21,279        22,960
 18,666      20,997        23,514       26,225             17,866       20,197        22,714        25,425
 18,241      21,340        24,818       28,704             17,641       20,740        24,218        28,104
 17,826      21,689        26,194       31,418             17,426       21,289        25,794        31,018

 17,420      22,043        27,646       34,388             17,220       21,843        27,446        34,188
 17,024      22,403        29,178       37,638             17,024       22,403        29,178        37,638
 16,637      22,769        30,796       41,197             16,637       22,769        30,796        41,197
 16,258      23,142        32,503       45,091             16,258       23,142        32,503        45,091
 15,888      23,520        34,305       49,354             15,888       23,520        34,305        49,354

 15,527      23,904        36,207       54,019             15,527       23,904        36,207        54,019
 15,174      24,295        38,214       59,126             15,174       24,295        38,214        59,126
 14,828      24,692        40,333       64,715             14,828       24,692        40,333        64,715
 14,491      25,095        42,568       70,833             14,491       25,095        42,568        70,833
 14,161      25,506        44,928       77,529             14,161       25,506        44,928        77,529

 13,839      25,922        47,419       84,858             13,839       25,922        47,419        84,858
 13,524      26,346        50,048       92,880             13,524       26,346        50,048        92,880
 13,216      26,777        52,823      101,660             13,216       26,777        52,823       101,660
 12,916      27,214        55,751      111,270             12,916       27,214        55,751       111,270
 12,622      27,659        58,842      121,789             12,622       27,659        58,842       121,789

 10,027      32,527       100,928      300,536             10,027       32,527       100,928       300,536

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $20,000                        INITIAL INSURANCE BENEFIT $79,452
                                   MALE AGE 35
                            ASSUMING MAXIMUM CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      ---------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%           12%
  ------        -----------      -------     -------     --------     --------
     1            $21,000        $75,107     $78,111     $ 81,116     $ 84,121
     2             22,050         71,000      76,794       82,816       89,065
     3             23,152         67,118      75,500       84,552       94,300
     4             24,310         63,449      74,227       86,324       99,842
     5             25,526         59,979      72,975       88,132      105,710

     6             26,802         56,701      71,746       89,981      111,925
     7             28,142         53,601      70,537       91,867      118,503
     8             29,549         50,669      69,346       93,790      125,465
     9             31,027         47,899      68,177       95,756      132,840
    10             32,578         45,280      67,028       97,763      140,649

    11             34,207         42,804      65,897       99,811      148,913
    12             35,917         40,465      64,788      101,906      157,670
    13             37,713         38,252      63,695      104,040      166,935
    14             39,599         36,160      62,621      106,220      176,747
    15             41,579         34,182      61,564      108,443      187,130

    16             43,657         32,313      60,525      110,716      198,128
    17             45,840         30,547      59,506      113,037      209,775
    18             48,132         28,876      58,502      115,405      222,103
    19             50,539         27,297      57,515      117,823      235,156
    20             53,066         25,805      56,547      120,294      248,981

30 (Age 65)        86,439         14,707      47,705      148,019      440,758

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
------      -------      -------      --------            ------      -------      -------      --------
$19,542     $20,324      $21,106      $ 21,888            $18,342     $19,124      $19,906      $ 20,688
 19,093      20,651       22,271        23,951             18,093      19,651       21,271        22,951
 18,652      20,981       23,496        26,205             17,852      20,181       22,696        25,405
 18,217      21,312       24,785        28,666             17,617      20,712       24,185        28,066
 17,789      21,643       26,139        31,352             17,389      21,243       25,739        30,952

 17,367      21,975       27,560        34,281             17,167      21,775       27,360        34,081
 16,950      22,305       29,051        37,474             16,950      22,305       29,051        37,474
 16,539      22,635       30,614        40,954             16,539      22,635       30,614        40,954
 16,133      22,964       32,253        44,744             16,133      22,964       32,253        44,744
 15,734      23,291       33,970        48,872             15,734      23,291       33,970        48,872

 15,340      23,616       35,769        53,366             15,340      23,616       35,769        53,366
 14,951      23,939       37,654        58,258             14,951      23,939       37,654        58,258
 14,569      24,260       39,627        63,582             14,569      24,260       39,627        63,582
 14,193      24,579       41,693        69,375             14,193      24,579       41,693        69,375
 13,823      24,896       43,854        75,675             13,823      24,896       43,854        75,675

 13,459      25,211       46,116        82,526             13,459      25,211       46,116        82,526
 13,101      25,520       48,478        89,966             13,101      25,520       48,478        89,966
 12,747      25,824       50,942        98,041             12,747      25,824       50,942        98,041
 12,397      26,121       53,510       106,797             12,397      26,121       53,510       106,797
 12,052      26,409       56,181       116,281             12,052      26,409       56,181       116,281

  8,868      28,766       89,254       265,773              8,868      28,766       89,254       265,773

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $100,000                      INITIAL INSURANCE BENEFIT $214,120
                                   MALE AGE 55
                            ASSUMING CURRENT CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                              INSURANCE BENEFIT(2)
                                           ASSUMING HYPOTHETICAL GROSS
  END OF                                   ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      -----------------------------------------------
   YEAR         PREMIUMS(1)         0%           4%           8%           12%
  ------        -----------      --------     --------     --------     --------
     1            $105,000       $203,571     $211,714     $219,858     $228,002
     2             110,250        193,629      209,431      225,853      242,895
     3             115,762        184,249      207,258      232,108      258,868
     4             121,551        175,387      205,183      238,622      275,991
     5             127,628        167,030      203,222      245,433      294,384

     6             134,010        159,127      201,352      252,529      314,114
     7             140,710        151,667      199,591      259,949      335,321
     8             147,746        144,632      197,946      267,723      358,142
     9             155,133        138,000      196,426      275,886      382,732
    10             162,889        131,746      195,026      284,457      409,240

    11             171,034        125,853      193,755      293,474      437,852
    12             179,586        120,288      192,597      302,942      468,719
    13             188,565        115,038      191,559      312,900      502,059
    14             197,993        110,066      190,612      323,329      538,010
    15             207,893        105,360      189,761      334,267      576,814

    16             218,287        100,908      189,013      345,757      618,741
    17             229,202         96,705      188,387      357,868      664,136
    18             240,662         92,734      187,878      370,629      713,296
    19             252,695         88,996      187,520      384,152      766,706
    20             265,330         85,488      187,334      398,534      824,875

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
-------     --------     --------     --------            -------     --------     --------     --------
$97,725     $101,634     $105,544     $109,453            $91,725     $ 95,634     $ 99,544     $103,453
 95,501      103,295      111,395      119,800             90,501       98,295      106,395      114,800
 93,329      104,983      117,570      131,125             89,329      100,983      113,570      127,125
 91,205      106,699      124,088      143,521             88,205      103,699      121,088      140,521
 89,130      108,443      130,968      157,088             87,130      106,443      128,968      155,088

 87,102      110,215      138,228      171,939             86,102      109,215      137,228      170,939
 85,120      112,017      145,891      188,192             85,120      112,017      145,891      188,192
 83,184      113,847      153,979      205,983             83,184      113,847      153,979      205,983
 81,291      115,708      162,515      225,455             81,291      115,708      162,515      225,455
 79,442      117,599      171,525      246,768             79,442      117,599      171,525      246,768

 77,634      119,521      181,034      270,096             77,634      119,521      181,034      270,096
 75,868      121,474      191,070      295,629             75,868      121,474      191,070      295,629
 74,142      123,459      201,663      323,575             74,142      123,459      201,663      323,575
 72,455      125,477      212,842      354,164             72,455      125,477      212,842      354,164
 70,806      127,528      224,642      387,644             70,806      127,528      224,642      387,644

 69,195      129,612      237,096      424,289             69,195      129,612      237,096      424,289
 67,621      131,730      250,240      464,398             67,621      131,730      250,240      464,398
 66,082      133,883      264,113      508,299             66,082      133,883      264,113      508,299
 64,579      136,071      278,754      556,350             64,579      136,071      278,754      556,350
 63,110      138,295      294,208      608,944             63,110      138,295      294,208      608,944

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $100,000                      INITIAL INSURANCE BENEFIT $214,120
                                   MALE AGE 55
                            ASSUMING MAXIMUM CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      ---------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%           12%
  ------        -----------      --------    --------    --------     --------
     1            $105,000       $202,414    $210,511    $218,609     $226,706
     2             110,250        191,348     206,964     223,192      240,032
     3             115,762        180,887     203,475     227,870      254,141
     4             121,551        170,990     200,037     232,637      269,069
     5             127,628        161,648     196,673     237,523      284,896

     6             134,010        152,808     193,355     242,497      301,636
     7             140,710        144,451     190,092     247,576      319,360
     8             147,746        136,553     186,887     252,764      338,130
     9             155,133        129,088     183,739     258,065      358,009
    10             162,889        122,029     180,639     263,470      379,046

    11             171,034        115,357     177,594     268,992      401,324
    12             179,586        109,047     174,595     274,622      424,901
    13             188,565        103,088     171,658     280,388      449,891
    14             197,993         97,450     168,761     286,259      476,325
    15             207,893         92,121     165,914     292,254      504,315

    16             218,287         87,083     163,115     298,377      533,951
    17             229,202         82,325     160,371     304,640      565,354
    18             240,662         77,821     157,661     311,013      598,559
    19             252,695         73,564     155,000     317,525      633,727
    20             265,330         69,547     152,397     324,200      671,018

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
-------     --------     --------     --------            -------     --------     --------     --------
$97,170     $101,057     $104,944     $108,831            $91,170     $ 95,057     $ 98,944     $102,831
 94,376      102,078      110,082      118,388             89,376       97,078      105,082      113,388
 91,625      103,067      115,424      128,731             87,625       99,067      111,424      124,731
 88,919      104,024      120,976      139,921             85,919      101,024      117,976      136,921
 86,258      104,948      126,746      152,025             84,258      102,948      124,746      150,025

 83,643      105,838      132,737      165,108             82,643      104,838      131,737      164,108
 81,070      106,686      138,947      179,234             81,070      106,686      138,947      179,234
 78,537      107,487      145,375      194,473             78,537      107,487      145,375      194,473
 76,042      108,235      152,018      210,891             76,042      108,235      152,018      210,891
 73,582      108,924      158,870      228,561             73,582      108,924      158,870      228,561

 71,160      109,551      165,931      247,563             71,160      109,551      165,931      247,563
 68,778      110,120      173,208      267,992             68,778      110,120      173,208      267,992
 66,440      110,633      180,709      289,953             66,440      110,633      180,709      289,953
 64,150      111,093      188,440      313,557             64,150      111,093      188,440      313,557
 61,909      111,501      196,408      338,921             61,909      111,501      196,408      338,921

 59,716      111,853      204,606      366,146             59,716      111,853      204,606      366,146
 57,566      112,140      213,020      395,325             57,566      112,140      213,020      395,325
 55,455      112,350      221,629      426,537             55,455      112,350      221,629      426,537
 53,381      112,474      230,408      459,856             53,381      112,474      230,408      459,856
 51,341      112,503      239,333      495,363             51,341      112,503      239,333      495,363

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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